As filed with the Securities and Exchange Commission on August 4, 2006

Registration No. 333-

UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM N-2

(Check Appropriate Box or Boxes)

☒ REGISTRATION STATEMENT UNDER THE SECURITIES ACT OF 1933

☐ PRE-EFFECTIVE AMENDMENT NO.

☐ POST-EFFECTIVE AMENDMENT NO.

MEDALLION FINANCIAL CORP.

(Exact Name of Registrant as Specified in Charter)

437 Madison Avenue

38th Floor

New York, New York 10022

(Address of Principal Executive Offices)

Registrant’s Telephone Number, including Area Code: (212) 328-2100

Andrew M. Murstein

President

c/o Medallion Financial Corp.

437 Madison Avenue, 38th Floor

New York, New York 10022

(212) 328-2100

(Name and Address of Agent for Service)

Copies of information to:

Jeffrey Yin, Esq. Chief Compliance Officer and General Counsel Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, New York 10022 (212) 328-2100	Mario M. Cuomo, Esq. Adam Turteltaub, Esq. Willkie Farr & Gallagher LLP 787 Seventh Avenue New York, NY 10019-6099 (212) 728-8000

Approximate Date of Proposed Public Offering:    From time to time after the effective date of this Registration Statement.

If any securities being registered on this form will be offered on a delayed or continuous basis in reliance on Rule 415 under the Securities Act of 1933, other than securities offered in connection with a dividend reinvestment plan, check the following box.  ☒

It is proposed that this filing will become effective (check appropriate box):

☐	when declared effective pursuant to section 8(c).

If appropriate, check the following box:

☐	This [post-effective amendment] designates a new effective date for a previously filed [post-effective amendment] [registration statement].

☐	This form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act and the Securities Act registration statement number of the earlier effective registration statement for the same offering is .

CALCULATION OF REGISTRATION FEE UNDER THE SECURITIES ACT OF 1933

Title of Securities Being Registered	Amount Being Registered	Proposed Maximum Offering Price Per Unit(2)	Proposed Maximum Aggregate Offering Price(2)(3)	Amount of Registration Fee
Common Stock, $0.01 par value per share (1)	9,500,000	$12.14	$115,330,000	$12,340.31

(1)	Subject to Note 3 below, there is being registered hereunder an indeterminate amount of common stock as may be sold, from time to time.
(2)	Estimated solely for calculating the amount of the registration fee, pursuant to Rule 457(c) under the Securities Act, based on the average of high and low prices reported on the NASDAQ National Market on August 1, 2006.
(3)	In no event will the aggregate offering price of all securities issued from time to time pursuant to this registration statement exceed $115,330,000.

The registrant hereby amends this registration statement on such date or dates as may be necessary to delay its effective date until the registrant shall file a further amendment which specifically states that this registration statement shall thereafter become effective in accordance with Section 8(a) of the Securities Act of 1933, as amended, or until this registration statement shall become effective on such date as the Securities and Exchange Commission, acting pursuant to Section 8(a), may determine.

The information in this prospectus is not complete and may be changed. We may not sell these securities until the registration statement filed with the Securities and Exchange Commission is effective. This prospectus is not an offer to sell these securities and it is not soliciting an offer to buy these securities in any state where the offer and sale is not permitted.

Subject to Completion August 4, 2006

PRELIMINARY PROSPECTUS

9,500,000 Shares

Common Stock

We are a specialty finance company that has a leading position in originating, acquiring and servicing loans that finance taxicab medallions. We also finance various types of commercial businesses and originate consumer loans for the purchase of recreational vehicles and boats. Our core philosophy has been “In niches there are riches.” We try to identify markets that are profitable and where we can be an industry leader. Our investment objectives are to provide a high dividend yield, as well as long-term stock appreciation. We are a closed-end non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940. In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended. As a RIC, provided certain conditions are met, we are not subject to corporate taxes on the amounts we pay as dividends to our shareholders.

We may offer, from time to time, in one or more offerings or series, together or separately, up to 9,500,000 shares of our common stock. The common stock may be offered at prices and on terms to be described in one or more supplements to this prospectus.

Our common stock is traded on the NASDAQ National Market under the symbol “TAXI”. As of August 3, 2006, the last reported sales price on the NASDAQ National Market for our common stock was $12.05 per share.

This prospectus, and the accompanying prospectus supplement, if any, contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. We file annual, quarterly and current reports, proxy statements and other information with the Securities and Exchange Commission. This information is available free of charge by contacting us at 437 Madison Avenue, 38th Floor, New York, NY, 10022 or by telephone at (212) 328-2100 or on our website at www.medallion.com. The Securities and Exchange Commission also maintains a website at www.sec.gov that contains such information.

Investing in our common stock involves a high degree of risk. Before buying any common stock, you should read the discussion of the material risks of investing in our common stock in “ Risk Factors” beginning on page 12 of this prospectus.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

This prospectus may not be used to consummate sales of securities unless accompanied by a prospectus supplement.

The date of this prospectus is                     , 2006.

You should rely only on the information contained in this prospectus and the accompanying prospectus supplement, if any. We have not authorized anyone to provide you with additional information, or information different from that contained in this prospectus and the accompanying prospectus supplement, if any. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, securities only in jurisdictions where offers and sales are permitted. The information contained in this prospectus and the accompanying prospectus supplement, if any, is accurate only as of the date of this prospectus or such prospectus supplement. Our business, financial condition, results of operations and prospects may have changed since then.

ABOUT THIS PROSPECTUS

This prospectus is part of a registration statement that we have filed with the Securities and Exchange Commission, or SEC, using the “shelf” registration process. Under the shelf registration process, we may offer, from time to time, up to 9,500,000 shares of our common stock on the terms to be determined at the time of the offering. The common stock may be offered at prices and on terms described in one or more supplements to this prospectus. This prospectus provides you with a general description of the securities that we may offer. Each time we use this prospectus to offer common stock, we will provide a prospectus supplement that will contain specific information about the terms of that offering. The prospectus supplement may also add, update or change information contained in this prospectus. Please carefully read this prospectus and any prospectus supplement together with any exhibits and the additional information described under the heading “Available Information” and the section under the heading “Risk Factors” before you make an investment decision.

i

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. In this prospectus and any accompanying prospectus supplement, except where the context suggests otherwise, the terms “we”, “us” and “our” refer to Medallion Financial Corp.

Overview

We are a specialty finance company that has a leading position in originating, acquiring and servicing loans that finance taxicab medallions. We also finance various types of commercial businesses and originate consumer loans for the purchase of recreational vehicles and boats. Our investment objectives are to provide a high dividend yield, as well as long-term stock appreciation. Since our initial public offering in 1996, we have increased each of our medallion loan portfolio and our commercial loan portfolio at a compound annual growth rate of 15%. Total assets under our management, which includes assets serviced for third party investors, were approximately $843.5 million as of March 31, 2006 and have grown at a compound rate of 16% from approximately $215.0 million at the end of 1996.

As of March 31, 2006, approximately $497,763,372, or 64%, of our net investment portfolio was comprised of medallion loans, approximately $146,998,855 or 19% was comprised of other commercial loans and approximately $90,291,000 or 12% was comprised of consumer loans. For more information, see “Business—Overview.”

Management

We have assembled a management team which has extensive experience in our lines of business. Alvin Murstein, our Chairman and Chief Executive Officer, has over 40 years of experience in the ownership, management and financing of taxicab medallions. Andrew M. Murstein, our President, is the third generation in his family to be active in the business. In addition to our medallion loan experience, our Chief Operating and Credit Officer has over 35 years of commercial banking experience, our Chief Financial Officer has over 30 years of finance company experience, and the head of our commercial lending area has over 35 years of commercial banking experience. For more information, see “Management.”

Strategy

Our core philosophy has been “In niches there are riches.” We try to identify markets that are profitable and where we can be an industry leader. Key elements of our strategy include capitalizing on our relationships with customers and brokers and dealers, employing disciplined underwriting policies and maintaining rigorous portfolio monitoring, leveraging the skills of our experienced management team and performing strategic acquisitions. For more information, see “Business—Our Strategy.”

Structure

We are a closed-end non-diversified management investment company that has elected to be treated as a business development company under the Investment Company Act of 1940, or the 1940 Act.

In addition, we have elected to be treated for tax purposes as a regulated investment company, or RIC, under the Internal Revenue Code of 1986, as amended, or the Code. As a RIC, we will not be subject to U.S. federal income tax on any investment company taxable income (which includes, among other things, dividends and interest reduced by deductible expenses) that we distribute to our shareholders if at least 90% of our investment company taxable income for that taxable year is distributed. We intend to pay quarterly cash dividends to comply with this requirement. Shareholders can elect to reinvest distributions. For more information, see “Certain U.S. Federal Income Tax Considerations.”

Medallion Loans

Medallion loans of approximately $497,763,372 comprised 64% of our net investment portfolio, as of March 31, 2006. Since 1979, we have originated, on a combined basis, over $579,512,000 in medallion loans in New York City, Chicago, Boston, Newark, Cambridge and other cities within the United States.

The New York City Taxi and Limousine Commission, or TLC, estimates that the total value of all the New York City taxicab medallions and related assets exceeds $5 billion. We estimate that the total value of all taxicab medallions and related assets in the U.S. exceeds $6.4 billion. We believe that we will continue to develop growth opportunities by further penetrating the highly fragmented medallion financing markets. In the future, we may enhance our portfolio growth rate with selective acquisitions of medallion financing businesses and their related portfolios. Since our initial public offering in May 1996, we have acquired several additional medallion loan portfolios.

Our medallion loan portfolio is comprised mostly of fixed-rate loans, collateralized by first security interests in taxicab medallions and related assets. As of March 31, 2006, approximately 80%, of the principal amount of our medallion loans were in New York City. Although some of our medallion loans have from time to time been in arrears or in default, our loss experience on medallion loans has been immaterial. We estimate that the average loan-to-value ratio of all of our medallion loans was approximately 62% as of March 31, 2006. In addition, we have recourse against a vast majority of the owners of the taxicab medallions and related assets through personal guarantees. For more information, see “Business—Medallion Loans.”

Commercial Loans

Commercial loans of approximately $146,998,855 comprised 19% of our net investment portfolio, as of March 31, 2006. From the inception of our commercial loan business in 1987 through March 31, 2006, we have originated more than 10,000 commercial loans in an aggregate principal amount of approximately $720,773,000. Our commercial loan portfolio consists of floating-rate, adjustable, and fixed-rate loans. We have increased our commercial loan activity in recent years primarily because of the attractive higher-yielding, floating-rate nature of this type of lending. We plan to continue to expand our commercial loan activities to develop a more diverse borrower base and a wider geographic area of coverage, as well as to expand our targeted industries.

Our commercial loans generally are secured by equipment, accounts receivable, real estate and other assets, and have interest rates averaging 325 basis points over the prevailing prime rate. As with our medallion loans, we require the vast majority of the principals of borrowers to personally guarantee commercial loans. Our aggregate realized loss of principal on commercial loans has averaged less than 1/2 of 1% per annum for each of the last five years.

We originate the following types of commercial loans:

Asset-Based Loans. We originate asset-based loans to small businesses for working capital through our Medallion Business Credit LLC, or Medallion Business Credit, subsidiary. These loans comprised 51%, or approximately $78,115,000 of our commercial loan portfolio as of March 31, 2006.

Secured Mezzanine Loans. Through our Medallion Capital, Inc., or Medallion Capital, subsidiary, we originate both senior and subordinated loans to businesses in a variety of industries, including radio and television stations, airport food service, telephone companies, and laser eye surgery clinics. Frequently, we receive warrants to purchase an equity interest in the companies to which we provide secured mezzanine loans. These loans comprised 30%, or approximately $46,023,000 of our commercial loan portfolio as of March 31, 2006.

Other Secured Commercial Loans. We originate other commercial loans that are not concentrated in any particular industry. Our customer base includes food service, real estate, restaurants, dry cleaners, and laundromats. These loans, which are generally fixed-rate loans, comprised 19%, or approximately $28,315,000 of our commercial loan portfolio as of March 31, 2006. For more information, see “Business—Commercial Loans.”

Consumer Loans

Consumer loans of approximately $90,290,515 represented 12% of our net investment portfolio as of March 31, 2006. We started originating new adjustable rate consumer loans during the third quarter of 2004. Recreational vehicles, boats, and horse trailers located in all 50 states collateralize the loans. The portfolio is serviced by a third party subsidiary of a major commercial bank. For more information, see “Business—Consumer Loans.”

Sources of Funds

We have historically funded our lending operations primarily through credit facilities with bank syndicates and, to a lesser degree, through fixed-rate, senior secured notes and long-term subordinated debentures issued to or guaranteed by the SBA. Since the inception of Medallion Bank, a Federal Deposit Insurance Corporation, or FDIC, insured Utah industrial bank, substantially all of Medallion Bank’s funding has been provided by FDIC insured brokered certificates of deposit. The determination of funding sources is established by our management, based upon an analysis of the respective financial and other costs and burdens associated with funding sources. Our funding strategy and interest rate risk management strategy is to have the proper structuring of debt to minimize both rate and maturity risk, while maximizing returns with the lowest cost of funding over an intermediate period of time. We had approximately $152,269,000 of availability under our revolving credit facilities at March 31, 2006. Our objective is to have a good mix of both fixed and floating rate debt and to maximize our interest rate spreads. For more information, see “Business—Source of Funds.”

Determination of Net Asset Value

The net asset value per share of our common stock is determined by dividing the total shareholders’ equity by the total number of our shares of common stock outstanding at that date.

In calculating the value of our total assets, we value investments for which market quotations are readily available at such market quotations. A significant portion of our debt and equity securities are not publicly traded or their market price is not readily available, and they are valued at fair value as determined in good faith by our management, and approved by our board of directors under a valuation policy and a consistently applied valuation process, and involves subjective judgment. For more information, see “Determination of Net Asset Value.”

Dividend Reinvestment Plan

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividend distributions on behalf of our shareholders who elect to participate in the plan. As a result, if our board of directors authorizes, and we declare, a cash dividend, then our shareholders who have opted into our dividend reinvestment plan will have their cash dividends automatically reinvested in additional shares of our common stock, rather than receiving the cash dividends. A registered shareholder must notify our transfer agent in writing if they wish to participate in the dividend reinvestment plan. For more information, see “Dividend Reinvestment Plan.”

Corporate Information

Our administrative and executive offices are located at 437 Madison Avenue, 38th Floor, New York, New York 10022, telephone number (212) 328-2100. Our common stock is quoted on the NASDAQ National Market, or NASDAQ, under the symbol “TAXI” and our website is www.medallion.com.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our securities offered by this prospectus. The registration statement contains additional information about us and the securities being offered by this prospectus.

We file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Securities Exchange Act of 1934. You may read and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at 1-800-SEC-0330. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in shares of our common stock will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “you” or “us”, or that “we” will pay fees or expenses, shareholders will indirectly bear such fees or expenses as our investors.

Shareholder Transaction Expenses
Sales Load (as a percentage of offering price)(1)	—%
Dividend Reinvestment Plan Fees(2)	None
Annual Expenses (as a percentage of average net assets attributable to common stock)(3)
Operating Expenses(4)(5)	11.33%
Interest Payments on Borrowed Funds(6)	18.10%

Total Annual Expenses(7)	29.43%

(1)	In the event that shares of our common stock to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will disclose the applicable sales load.
(2)	The expenses associated with the administration of our dividend reinvestment plan are included in “Operating Expenses”. The participants in our dividend reinvestment plan will pay a pro rata share of brokerage commissions incurred with respect to open market purchases, if any, made by the administrator under the plan. For more details about the plan, see “Dividend Reinvestment Plan.”
(3)	“Average net assets attributable to common stock” equals average total shareholder’s equity, which was $166,029,092 for the month ended March 31, 2006.
(4)	“Operating Expenses” represent our annualized operating expenses for the month ended March 31, 2006, excluding interest on indebtedness.
(5)	We do not have an investment adviser and are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we pay the operating costs associated with employing investment management professionals.
(6)	“Interest Payments on Borrowed Funds” represents our annualized interest expense for the month ended March 31, 2006. For additional information on our borrowing costs, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations—Trend in Interest Expense.”
(7)	“Total Annual Expenses” is the sum of the Operating Expenses and Interest Expense. This figure is higher than the same amount would be for a company that is not leveraged. We borrow money to leverage our shareholders’ equity and increase our total assets. The SEC requires us to calculate the Total Annual Expenses percentage as a percentage of consolidated average net assets, rather than the consolidated average total assets, including assets that have been funded with borrowed monies. If the Total Annual Expenses percentage were calculated instead as a percentage of consolidated average total assets, it would be 6.10% of consolidated total assets.

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no leverage and that our annual operating expenses would remain at the levels set forth in the table above. In the event that shares to which this prospectus relates are sold to or through underwriters, a corresponding prospectus supplement will restate this example to reflect the applicable sales load.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$244	$732	$1,220	$2,440

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. This illustration assumes that we will not realize any capital gains computed net of all realized capital losses and unrealized capital depreciation in any of the indicated time periods. While the example assumes reinvestment of all dividends and distributions at net asset value, participants in our dividend reinvestment plan will receive a number of shares of our common stock, determined by dividing the total dollar amount of the dividend payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the dividend.

This example and the expenses in the table above should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

SELECTED CONDENSED CONSOLIDATED FINANCIAL DATA

You should read the condensed consolidated financial information below with the Consolidated Financial Statements and Notes thereto included elsewhere in this prospectus. Quarterly financial information is derived from unaudited financial data, but in the opinion of management, reflects all adjustments (consisting only of normal recurring adjustments) that are necessary to present fairly the results of such interim periods. Interim results at and for the three months ended March 31, 2006 are not necessarily indicative of the results that may be expected for the year ending December 31, 2006. See “Management’s Discussion and Analysis of Financial Condition and Results of Operations” and our Consolidated Financial Statements for more information.

You should read the consolidated financial information below with the Consolidated Financial Statements and Notes thereto for the years ended December 31, 2005, 2004 and 2003, and for the three months ended March 31, 2006 and 2005.

	Three months ended March 31,		Year ended December 31,
Dollars in thousands	2006	2005	2005	2004	2003	2002	2001
	(unaudited)
Statement of operations
Investment income	$16,447	$12,966	$57,173	$39,119	$26,214	$33,875	$42,102
Interest expense	7,429	5,221	24,397	16,063	12,042	20,243	25,576

Net interest income	9,018	7,745	32,776	23,056	14,172	13,632	16,526
Noninterest income	400	913	3,880	3,479	4,457	6,121	3,592
Operating expenses	4,650	5,341	21,235	18,937	17,174	27,565	17,619

Net investment income (loss) before income taxes	4,768	3,317	15,421	7,598	1,455	(7,812)	2,499
Income tax provision (benefit)	1,002	557	1,959	2,171	41	85	(16)

Net investment income (loss) after income taxes (1)	3,766	2,760	13,462	5,427	1,414	(7,897)	2,515
Net realized gains (losses) on investments	(2,241)	2,048	1,081	(26)	11,527	(6,335)	(3,015)
Net unrealized appreciation (depreciation) on investments (2)	261	(2,572)	(7,681)	17,111	(10,923)	1,620	(3,558)

Net increase (decrease) in net assets resulting from operations (3)	$1,786	$2,236	$6,862	$22,512	$2,018	$(12,612)	$(4,058)

Per share data
Net investment income (loss) before income taxes (1)	$0.28	$0.19	$0.88	$0.41	$0.08	$(0.44)	$0.13
Income tax (provision) benefit	(0.06)	(0.03)	(0.11)	(0.12)	(0.00)	(0.00)	0.00
Net realized gains (losses) on investments	(0.13)	0.12	0.06	0.00	0.63	(0.35)	(0.17)
Net unrealized appreciation (depreciation) on investments	0.02	(0.15)	(0.44)	0.93	(0.60)	0.10	(0.20)
Other	(0.01)	—	—	—	—	—	—

Net increase (decrease) in net assets resulting from operations (3)	$0.10	$0.13	$0.39	$1.22	$0.11	$(0.69)	$(0.24)

Dividends declared per share	$0.16	$0.12	$0.54	$0.37	$0.16	$0.03	$0.38

Weighted average common shares outstanding
Basic	17,211,707	17,135,682	17,087,034	18,001,604	18,245,774	18,242,728	16,582,179
Diluted	17,722,064	17,605,676	17,552,228	18,424,518	18,287,952	18,242,728	16,582,179

Balance sheet data (at period end)
Net investments	$777,454	$674,181	$723,253	$643,541	$379,159	$356,246	$455,595
Total assets	836,266	734,817	792,973	709,910	456,494	425,288	507,756
Total borrowed funds	665,607	556,829	620,022	525,933	287,454	250,767	321,845
Total liabilities	670,237	567,586	626,619	539,448	294,378	263,423	332,732
Total shareholders’ equity	166,029	167,231	166,354	170,461	162,116	161,865	175,024

	Three months ended March 31,		Year ended December 31,
Dollars in thousands	2006	2005	2005	2004	2003	2002	2001
	(unaudited)
Selected financial ratios and other data
Return on average assets (ROA) (4)
Net investment income (loss) after taxes	1.90%	1.56%	1.78%	0.93%	0.34%	(1.71)%	0.46%
Net increase (decrease) in net assets resulting from operations	0.90	1.26	0.91	3.86	0.47	(2.72)	(0.75)
Return on average equity (ROE) (5)
Net investment income (loss) after taxes	9.17	6.63	8.02	3.33	0.90	(4.71)	1.48
Net increase (decrease) in net assets resulting from operations	4.35	5.37	4.09	13.82	1.24	(7.47)	(2.44)

Weighted average yields	8.97%	7.90	8.16%	7.47%	6.93%	8.21%	8.71%
Weighted average cost of funds	4.08	3.21	3.51	3.10	3.21	4.91	5.27

Net interest margin (6)	4.89%	4.69%	4.65	4.37	3.72	3.30	3.44
Noninterest income ratio (7)	0.22	0.56	0.56	0.68	1.20	1.50	0.75
Operating expense ratio (8)	2.55	3.28	3.06	3.68	4.62	6.84	3.71

As a percentage of net investment portfolio
Medallion loans	64%	62%	62%	61%	76%	59%	55%
Commercial loans	19	20	20	21	23	39	44
Consumer loans	12	12	12	11	—	—	—
Equity investments	3	3	3	2	1	2	1
Investment securities	2	3	3	5	—	—	—

Investments to assets (9)	93%	91%	91%	91%	83%	84%	90%
Equity to assets (10)	20	21	21	24	36	38	34
Debt to equity (11)	404	373	373	309	177	155	184

(1)	Excluding the $63,000 and $9,417,000 costs of debt extinguishment in 2003 and 2002, the $6,700,000 of charges related to Chicago Yellow, the excess servicing asset, the additional bank charges, and the write-off of transaction costs in 2001 net investment income after taxes would have been $1,519,000 or $0.08 per share in 2003, $1,605,000 or $0.09 per share in 2002, and $9,199,000 or $0.55 per share in 2001.
(2)	Unrealized appreciation (depreciation) on investments represents the increase (decrease) for the period in the fair value of our investments, including the results of operations for Medallion Taxi Media, where applicable. Net changes in unrealized appreciation (depreciation) on investments represents the increase (decrease) for the period in the fair value of our investments, including foreclosed properties.
(3)	Excluding the costs and charges described in note (1) and the $1,350,000 tax reserve adjustment in Medallion Taxi Media in 2001, net increase (decrease) in net assets resulting from operations would have been $2,081,000 or $0.11 per share in 2003, ($3,195,000) or ($0.18) per share in 2002, and $4,692,000 or $0.18 per share in 2001.
(4)	ROA represents the net investment income (loss) after taxes or net increase (decrease) in net assets resulting from operations, divided by average total assets. Excluding the costs and charges described in note (1), ROAs based on net investment income (loss) after taxes would have been 0.35% for 2003, 0.35% for 2002, and 1.71% for 2001. ROAs based on net increase (decrease) in net assets resulting from operations would have been 0.48% for 2003, (0.69%) for 2002, and 0.49% for 2001.
(5)	ROE represents the net investment income (loss) after taxes or net increase (decrease) in net assets resulting from operations divided by average shareholders’ equity. Excluding the costs and charges described in note (1), ROEs based on net investment income (loss) after taxes would have been 0.91% for 2003, 0.90% for 2002, and 5.54% for 2001. ROEs based on net increase (decrease) in net assets resulting from operations would have been 1.28% for 2003, (1.89%) for 2002, and 1.59% for 2001.
(6)	Net interest margin represents net interest income for the period divided by average interest earning assets and includes interest recoveries of $965,000 and $537,000 for the 2006 and 2005 first quarters. Excluding the interest recoveries, the weighted average yields were 8.44% and 7.57% and the net interest margins were 4.36% in both quarters. Excluding the interest income-related costs described in note (1), net interest margin would have been 4.08% for 2001.
(7)	Noninterest income ratio represents noninterest income divided by average interest earning assets. For 2001, noninterest income ratio adjusted for the excess servicing asset of $2,050,000 was 3.39%.
(8)	Operating expense ratio represents operating expenses divided by average interest earning assets. Excluding costs of debt extinguishment of $63,000 in 2003, $9,417,000 in 2002, and $550,000 in 2001 to write off transaction, acquisition-related, and other non-recurring charges, the ratios would have been 4.60% in 2003, 4.52% in 2002, and 3.60% in 2001.
(9)	Represents net investments divided by total assets as of the period ended.
(10)	Represents total shareholders’ equity divided by total assets as of the period ended
(11)	Represents total debt (floating rate and fixed rate borrowings) divided by total shareholders’ equity as of the period ended.

	2006	2005				2004
	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1	Qtr 4	Qtr 3	Qtr 2	Qtr 1
Quarterly Data (unaudited)
Total investment income	16,447,194	15,370,385	14,699,009	14,137,562	12,966,259	11,255,249	10,977,995	10,400,888	6,485,248
Net investment income/(loss) before taxes	4,767,877	4,184,816	3,482,169	4,437,786	3,316,688	2,634,526	2,407,138	2,573,242	(16,762)
Net increase/(decrease) in net assets resulting from operations	1,786,170	602,558	3,575,921	447,343	2,235,679	3,587,528	20,055,323	248,863	(1,379,687)
Diluted earnings per common share	0.10	0.03	0.20	0.03	0.13	0.20	1.09	0.01	(0.08)
Dividends declared per common share	0.16	0.15	0.14	0.13	0.12	0.11	0.10	0.08	0.08
Net asset value per common share	9.62	9.69	9.80	9.75	9.86	9.83	9.71	8.68	8.74

USE OF PROCEEDS

We intend to use the net proceeds from this offering for general corporate purposes, which may include reducing our debt under our revolving facilities, originating additional loans, funding acquisitions and repurchasing loan participations. Pending such application, we intend to invest such proceeds in cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment and other general corporate purposes. The supplement to this prospectus relating to an offering will more fully identify the use of the proceeds from such offering. We anticipate that substantially all of the net proceeds from this offering will be used for the above purposes within two years of receipt of the applicable funds, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions.

PRICE RANGE OF COMMON STOCK AND DISTRIBUTIONS

Our common stock is quoted on NASDAQ under the symbol “TAXI.” Our common stock commenced trading on May 23, 1996. As of August 1, 2006, there were approximately 116 holders of record of our common stock.

On August 3, 2006, the last reported sale price of our common stock was $12.05 per share.

The following table sets forth, for the periods indicated, the range of high and low closing prices for our common stock on NASDAQ, the net asset value and the discount and premium to net asset value. Since our initial public offering, our common stock has traded at a premium to net asset value per share more frequently than at a discount to net asset value.

				Premium	(Discount)
2006	High	Low	Net Asset Value	High Price to Net Asset Value	Low Price to Net Asset Value
Second Quarter	$13.74	$12.74	$9.69	42%	31%
First Quarter	13.55	11.12	9.62	41	16

2005
Fourth Quarter	$11.50	$9.20	$9.69	19%	(5)%
Third Quarter	10.77	9.51	9.80	10	(3)
Second Quarter	9.78	9.10	9.75	—	(7)
First Quarter	9.80	8.92	9.86	(1)	(10)

2004
Fourth Quarter	$9.70	$8.52	$9.83	(1)%	(13)%
Third Quarter	9.19	6.78	9.71	(5)	(30)
Second Quarter	9.03	7.46	8.68	4	(14)
First Quarter	9.25	7.91	8.74	6	(9)

Dividends

We intend to distribute quarterly dividends to our shareholders. Our quarterly dividends, if any, will be determined by our board of directors.

We have elected to be taxed as a RIC under Subchapter M of the Code. To maintain our RIC status, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we must distribute during each calendar year an amount at least equal to the sum of

(1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31st and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains ( i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Certain U.S. Federal Income Tax Considerations.” In the event that we do not make the distributions described above, we are subject to a 4% excise tax on any shortfall.

We maintain a dividend reinvestment plan for our common shareholders. As a result, if a shareholder has elected to participate in the plan and we declare a dividend, then such shareholders’ cash dividends will be reinvested in additional shares of our common stock.

We may not be able to achieve operating results that will allow us to make dividends and distributions at a specific level or to increase the amount of these dividends and distributions from time to time. In addition, we may be limited in our ability to make dividends and distributions due to the asset coverage test for borrowings when applicable to us as a business development company under the 1940 Act and due to provisions in future credit facilities. If we do not distribute a certain percentage of our income annually, we will suffer adverse tax consequences, including possible loss of our status as a regulated investment company. We cannot assure shareholders that they will receive any dividends and distributions or dividends and distributions at a particular level.

The following table lists the quarterly dividends we have paid per share since January 1, 2001.

	Cash Dividends Declared Per Share
	2001	2002	2003	2004	2005	2006
First Quarter	$0.14	—	$0.01	$0.08	$0.12	$0.16
Second Quarter	0.15	—	0.03	0.08	0.13
Third Quarter	—	$0.03	0.05	0.10	0.14
Fourth Quarter	0.09	—	0.07	0.11	0.15

Total	0.38	0.03	0.16	0.37	0.54

RISK FACTORS

Investing in our common stock involves a number of significant risks. We cannot assure you that we will achieve our investment objective. In addition to the other information contained in this report, you should consider carefully the following information before making an investment in our common stock. The risks set out below are not the only risks we face. Additional risks and uncertainties not presently known to us or not presently deemed material by us may also impair our operations and performance. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

Risks Relating to Our Business and Structure

We are dependent upon our key investment personnel for our future success.

We depend on the diligence, skill and network of business contacts of the investment professionals we employ for sourcing, evaluating, negotiating, structuring and monitoring our investments. Our future success will also depend, to a significant extent, on the continued service and coordination of our senior management team, particularly, Alvin Murstein, our Chairman and Chief Executive Officer, Andrew M. Murstein, our President, and Larry Hall, our Chief Financial Officer. The departure of Messrs. Murstein or Mr. Hall or any member of our senior management team could have a material adverse effect on our ability to achieve our investment objective.

We operate in a highly regulated environment which may constrain our ability to grow our business.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets in qualifying assets primarily in securities of “eligible portfolio companies” (as defined under the 1940 Act), cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. Our regulatory requirements may hinder our ability to take advantage of attractive investment opportunities and, as a result, achieve our investment objective. Furthermore, any failure to comply with the requirements imposed on business development companies by the 1940 Act could cause the SEC to bring an enforcement action against us. If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would further decrease our operating flexibility.

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

Our business may periodically require capital. We may acquire additional capital from the following sources:

Senior Securities and Other Indebtedness. We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as senior securities, up to the maximum amount permitted by the 1940 Act. If we issue senior securities, including debt or preferred stock, we will be exposed to additional risks, including the following:

•	Under the provisions of the 1940 Act, we are permitted, as a business development company, to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our debt at a time when such sales and/or repayments may be disadvantageous.

•	Any amounts that we use to service our debt or make payments on preferred stock will not be available for dividends to our common shareholders.

•	It is likely that any senior securities or other indebtedness we issue will be governed by an indenture or other instrument containing covenants restricting our operating flexibility. Additionally, some of these securities or other indebtedness may be rated by rating agencies, and in obtaining a rating for such securities and other indebtedness, we may be required to abide by operating and investment guidelines that further restrict operating and financial flexibility.

•	We and, indirectly, our shareholders will bear the cost of issuing and servicing such securities and other indebtedness.

•	Preferred stock or any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock, including separate voting rights and could delay or prevent a transaction or a change in control to the detriment of the holders of our common stock.

Additional Common Stock. We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, warrants, options or rights to acquire our common stock, at a price below the current net asset value of the common stock if our board of directors determines that such sale is in our best interests and that of our shareholders, and our shareholders approve such sale. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount). We may also make rights offerings to our shareholders at prices per share less than the net asset value per share, subject to applicable requirements of the 1940 Act. If we raise additional funds by issuing more common stock or senior securities convertible into, or exchangeable for, our common stock, the percentage ownership of our shareholders at that time would decrease and they may experience dilution. Moreover, we can offer no assurance that we will be able to issue and sell additional equity securities in the future, on favorable terms or at all.

We will be subject to corporate-level income tax if we are unable to qualify as a RIC under Subchapter M of the Code.

To obtain and maintain RIC tax treatment under the Code, we must meet the following annual distribution, income source and asset diversification requirements.

•	The annual distribution requirement for a RIC will be satisfied if we distribute to our shareholders on an annual basis at least 90% of our net ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any. Because we use debt financing, we are subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to satisfy the distribution requirement. If we are unable to obtain cash from other sources, we could fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

•	The income source requirement will be satisfied if we obtain at least 90% of our income for each year from dividends, interest, gains from the sale of stock or securities or similar sources.

•	The asset diversification requirement will be satisfied if we meet certain asset diversification requirements at the end of each quarter of our taxable year. Failure to meet those requirements may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because most of our investments will be in private companies, and therefore will be relatively illiquid, any such dispositions could be made at disadvantageous prices and could result in substantial losses.

We did not qualify for RIC tax treatment in 2002 and 2003, and as a result we were able to take advantage of corporate net operating loss carryforwards. If we do not qualify as a RIC for more than two consecutive years, and then seek to requalify and elect RIC status, we would be required to recognize gain to the extent of any unrealized appreciation on our assets unless we make a special election to pay corporate-level tax on any such unrealized appreciation recognized during the succeeding 10-year period. Absent such special election, any gain we recognize would be deemed distributed to our shareholders as a taxable distribution.

If we fail to qualify for RIC tax treatment for any reason and are subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. In addition, the asset coverage and distribution requirements impose significant cash flow management restrictions on us and limit our ability to retain earnings to cover periods of loss, provide for future growth and pay for extraordinary items. Additionally, we could fail to satisfy the requirement that a RIC derive at least 90% of its gross income from qualifying sources, with the result that we would not qualify as a RIC. Qualification as a RIC is made on an annual basis and, although we and some of our subsidiaries have qualified in the past, we cannot assure you that we will qualify for such treatment in the future.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in taxable income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the origination of a loan or possibly in other circumstances, or contractual payment-in-kind interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount or increases in loan balances as a result of contractual payment-in-kind arrangements will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

Since, in certain cases, we may recognize income before or without receiving cash representing such income, we may have difficulty meeting the annual distribution requirement necessary to obtain and maintain RIC tax treatment under the Code. Accordingly, we may have to sell some of our investments at times and/or at prices we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations for this purpose. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax treatment and thus become subject to corporate-level income tax.

Our Small Business Investment Company subsidiaries may be unable to meet the investment company requirements, which could result in the imposition of an entity-level tax.

Some of our subsidiaries are subject to the Small Business Investment Act or SBIA. Our Small Business Investment Company, or SBIC, subsidiaries that are also RICs are prohibited by the SBIA from making the distributions necessary to qualify as a RIC. Each year, in order to comply with the SBA regulations and the RIC distribution requirements, we must request and receive a waiver of the SBA’s restrictions. While the current policy of the SBA’s Office of SBIC Operations is to grant such waivers if the SBIC makes certain offsetting adjustments to its paid-in capital and surplus accounts, we cannot assure you that this will continue to be the SBA’s policy or that our subsidiaries will have adequate capital to make the required adjustments. If our subsidiaries are unable to obtain a waiver, compliance with the SBA regulations may result in loss of RIC status and a consequent imposition of an entity-level tax.

The Code’s diversification requirements may limit our ability to expand our business.

To qualify as a RIC, not more than 25% of the value of our total assets may be invested in the securities, other than U.S. government securities or securities of other RICs, of any one issuer. As of March 31, 2006, our two largest investments subject to this test were our investments in Medallion Bank, representing 19% of our RIC assets, and our investment in Clear Channel stock representing 10% of our RIC assets. We will continue to monitor the levels of these and any other investment concentration in conjunction with the diversification tests.

We operate in a highly competitive market for investment opportunities.

We compete for investments with other business development companies and other investment funds as well as traditional financial services companies such as commercial banks and credit unions. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments. These characteristics could allow our competitors to consider a wider variety of investments, establish more relationships, and offer better pricing and more flexible structuring than us. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. If we are forced to match our competitors’ pricing, terms and structure, we may not be able to achieve acceptable returns on our investments or may bear substantial risk of capital loss. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act imposes on us as a business development company.

We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time.

We borrow money, which magnifies the potential for gain or loss on amounts invested and may increase the risk of investing in us.

Borrowings, also known as leverage, magnify the potential for gain or loss on amounts invested and therefore increase the risk associated with investing in us. We borrow from and issue senior debt securities to banks and other lenders, and through long-term subordinated SBA debentures. These creditors have fixed dollar claims on our assets that are superior to the claims of our common shareholders. If the value of our assets increases, then leveraging would cause the net asset value attributable to our common stock to increase more sharply than it would have had we not leveraged. Conversely, if the value of our assets decreases, leveraging would cause net asset value to decline more sharply than it otherwise would have had we not leveraged. Similarly, any increase in our income in excess of interest payable on the borrowed funds would cause our net income to increase more than it would without the leverage, while any decrease in our income would cause net income to decline more sharply than it would have had we not borrowed. Such a decline could reduce the amount available for common stock dividend payments.

As of March 31, 2006, we had approximately $665,607,000 of outstanding indebtedness, which had a weighted average borrowing cost of 4.78% for the quarter ended March 31, 2006.

Illustration. The following table illustrates the effect of leverage on returns from an investment in our common stock assuming various annual returns, net of expenses. The calculations in the table below are hypothetical and actual returns may be higher or lower than those appearing in the table below.

	Assumed return on our portfolio (net of expenses)
	-10%	-5%	0%	5%	10%
Corresponding return to shareholder (1)	(70)%	(44)%	(19)%	6%	31%

(1)	Assumes $836,266,000 in total assets, $665,607,000 in debt outstanding, $166,029,000 in shareholders’ equity and an average cost of funds of 4.78%, which was our weighted average borrowing cost as of December 31, 2005.

Changes in interest rates may affect our cost of capital and net investment income.

Because we borrow to fund our investments, a portion of our income is dependent upon the difference between the interest rate at which we borrow funds and the interest rate at which we invest these funds. A portion of our investments, such as taxi medallion loans, will have fixed interest rates, while a portion of our borrowings will likely have floating interest rates. As a result, a significant change in market interest rates could have a material adverse effect on our net investment income. In periods of rising interest rates, our cost of funds could increase, which would reduce our net investment income. We may hedge against interest rate fluctuations by using standard hedging instruments, subject to applicable legal requirements. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we will have to rely on our counterparties to perform their obligations under such hedges.

We depend on cash flow from our subsidiaries to make dividend payments and other distributions to our shareholders.

We are primarily a holding company, and we derive most of our operating income and cash flow from our subsidiaries. As a result, we rely heavily upon distributions from our subsidiaries to generate the funds necessary to make dividend payments and other distributions to our shareholders. Funds are provided to us by our subsidiaries through dividends and payments on intercompany indebtedness, but we cannot assure you that our subsidiaries will be in a position to continue to make these dividend or debt payments. Furthermore, as a condition of its approval by its regulators, Medallion Bank is precluded from making any dividend payments for its first three years of operations.

Our use of brokered deposit sources for Medallion Bank’s deposit-gathering activities may not be available when needed.

Medallion Bank relies on the established brokered deposit market to originate deposits to fund its operations. While Medallion Bank has developed contractual relationships with a diversified group of investment brokers, and the brokered deposit market is well developed and utilized by many banking institutions, conditions could change that might affect the availability of deposits. If the capital levels at Medallion Bank fall below the “well-capitalized” level, or if Medallion Bank experiences a period of sustained operating losses, the cost of attracting deposits from the brokered deposit market could increase significantly, and the ability of Medallion Bank to raise deposits from this source could be impaired. Medallion Bank’s ability to manage its growth to stay within the “well-capitalized” level, and the capital level currently required by the FDIC during Medallion Bank’s first three years of operation, which is also considerably higher than the level required to be classified as “well-capitalized”, is critical to Medallion Bank’s retaining open access to this funding source.

A decrease in prevailing interest rates may lead to more loan prepayments, which could adversely affect our business.

Our borrowers generally have the right to prepay their loans upon payment of a fee ranging from 30 to 120 days interest for standard commodity loans, and for higher amounts, as negotiated, in larger more custom loan arrangements. A borrower is likely to exercise prepayment rights at a time when the interest rate payable on the borrower’s loan is high relative to prevailing interest rates. In a lower interest rate environment, we will have difficulty re-lending prepaid funds at comparable rates, which may reduce the net interest margin we receive. When this occurs, we will generally reinvest these proceeds in temporary investments, pending their future investment in new portfolio companies. These temporary investments will typically have substantially lower yields than the debt being prepaid and we could experience significant delays in reinvesting these amounts. Any future investment in a new portfolio company may also be at lower yields than the debt that was repaid. As a result, our results of operations could be materially adversely affected if a substantial number of our portfolio companies elect to prepay amounts owed to us and we are not able to reinvest the proceeds for comparable yields in a timely fashion. Additionally, prepayments could negatively impact our return on equity, which could result in a decline in the market price of our common stock.

A significant portion of our investment portfolio is and will continue to be recorded at fair value as determined in good faith by our management and approved by our board of directors and, as a result, there is and will continue to be uncertainty as to the value of our portfolio investments.

Under the 1940 Act, we are required to carry our portfolio investments at market value or, if there is no readily available market value, at fair value as determined by our management and approved by our board of directors. Unlike other lending institutions, we are not permitted to maintain a general reserve for anticipated losses. Instead, we are required by the 1940 Act to specifically value each individual investment and record an unrealized gain or loss for any asset we believe has increased or decreased in value. Typically, there is not a public market for most of the investments in which we have invested and will generally continue to invest. As a result, we value our investments on a quarterly basis based on a determination of their fair value made in good faith and in accordance with the written guidelines approved by our board of directors. The types of factors that may be considered in determining the fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s earnings and its ability to make payments on its indebtedness, the markets in which the portfolio company does business, comparison to publicly traded companies, discounted cash flow and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, the valuations may fluctuate over short periods of time and may be based on estimates. As a result, our determinations of fair value may differ materially from the values that would have been used if a ready market for these investments existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities. Considering these factors, we have determined that the fair value of our portfolio is below its cost basis. As of March 31, 2006, our net unrealized depreciation on investments was approximately $12.0 million or 1.54% of our investment portfolio.

The lack of liquidity in our investments may adversely affect our business.

We generally make investments in private companies. Substantially all of these securities are subject to legal and other restrictions on resale or are otherwise less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we had previously recorded our investments. We may also face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including our ability to make investments in companies that meet our investment criteria, the interest rate payable on the debt securities we acquire, the level of our expenses, variations in and the timing of the recognition of realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

Terrorist attacks and other acts of violence or war may affect any market for our common stock, impact the businesses in which we invest and harm our operations and profitability.

Terrorist attacks may harm our results of operations and your investment. We cannot assure you that there will not be further terrorist attacks against the United States or U.S. businesses. Such attacks or armed conflicts in the United States or elsewhere may impact the businesses in which we invest directly or indirectly, by undermining economic conditions in the United States. In addition, a substantial portion of our business is focused in the New York City metropolitan area. Another terrorist attack in New York City could severely impact our results of operations. Losses resulting from terrorist attacks are generally uninsurable.

Our financial condition and results of operations will depend on our ability to manage growth effectively.

Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our management team’s ability to identify, evaluate and monitor, and our ability to finance and invest in, companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of our management team’s handling of the investment process, its ability to provide competent, attentive and efficient services and our access to financing on acceptable terms. In addition to monitoring the performance of our existing investments, members of our management team and our investment professionals may also be called upon to provide managerial assistance to our portfolio companies. These demands on their time may distract them or slow the rate of investment. In order to grow, we will need to hire, train, supervise and manage new employees. However, we cannot assure you that any such employees will contribute to the success of our business. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

Acquisitions may lead to difficulties that could adversely affect our operations.

By their nature, corporate acquisitions entail certain risks, including those relating to undisclosed liabilities, the entry into new markets, operational, and personnel matters. We may have difficulty integrating acquired operations or managing problems due to sudden increases in the size of our loan portfolio. In such instances, we might be required to modify our operating systems and procedures, hire additional staff, obtain and integrate new equipment, and complete other tasks appropriate for the assimilation of new business activities. We cannot assure you that we would be successful, if and when necessary, in minimizing these inherent risks or in establishing systems and procedures which will enable us to effectively achieve our desired results in respect of any future acquisitions.

Our ability to enter into transactions with our affiliates will be restricted.

The 1940 Act restricts our ability to knowingly participate in certain transactions with our affiliates. These restrictions limit our ability to buy or sell any security from or to our affiliates, or engage in “joint” transactions with our affiliates, which could include investments in the same portfolio company (whether at the same or different times). With respect to controlling or certain closely affiliated persons, we will generally be prohibited from engaging in such transactions absent the prior approval of the SEC. With respect to other affiliated persons, we may engage in such transactions only with the prior approval of our independent directors.

Our board of directors may change our operating policies and strategies without prior notice or shareholder approval, the effects of which may be adverse.

Our board of directors has the authority to modify or waive our current operating policies and strategies without prior notice and without shareholder approval. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. However, the effects might be adverse, which could negatively impact our ability to pay you dividends and cause you to lose all or part of your investment.

Risks Relating to Our Investments

Lending to small businesses involves a high degree of risk and is highly speculative.

Lending to small businesses involves a high degree of business and financial risk, which can result in substantial losses and should be considered speculative. Our borrower base consists primarily of small business owners that may have limited resources and that are generally unable to obtain financing from traditional sources. There is generally no publicly available information about these small business owners, and we must rely on the diligence of our employees and agents to obtain information in connection with our credit decisions. In addition, these small businesses often do not have audited financial statements. Some smaller businesses have narrower product lines and market shares than their competition. Therefore, they may be more vulnerable to customer preferences, market conditions or economic downturns, which may adversely affect the return on, or the recovery of, our investment in these businesses.

Our portfolio is and may continue to be concentrated in a limited number of portfolio companies and industries, which will subject us to a risk of significant loss if any of these companies defaults on its obligations to us or by a downturn in the particular industry.

Our portfolio is and may continue to be concentrated in a limited number of portfolio companies and industries. As of March 31, 2006, investments in New York City medallions represented approximately 80% of our medallion investments. Beyond the asset diversification requirements associated with our qualification as a RIC, we do not have fixed guidelines for diversification, and while we are not targeting any specific industries, our investments are, and could continue to be, concentrated in relatively few industries. As a result, the aggregate returns we realize may be adversely affected if a small number of investments perform poorly or if we need to write down the value of any one investment. Additionally, a downturn in any particular industry in which we are invested could also negatively impact the aggregate returns we realize.

If we are unable to continue to diversify geographically, our business may be adversely affected if the New York City taxicab industry experiences a sustained economic downturn.

Although we have diversified from the New York City area, a significant portion of our loan revenue is derived from New York City medallion loans collateralized by New York City taxicab medallions. An economic downturn in the New York City taxicab industry could lead to an increase in defaults on our medallion loans. We cannot assure you that we will be able to sufficiently diversify our operations geographically.

An economic downturn could result in certain of our commercial and consumer loan customers experiencing declines in business activities, which could lead to difficulties in their servicing of their loans with us, and increasing the level of delinquencies, defaults, and loan losses in our commercial loan and consumer loan portfolios.

Changes in taxicab industry regulations that result in the issuance of additional medallions could lead to a decrease in the value of our medallion loan collateral.

Every city in which we originate medallion loans, and most other major cities in the United States, limits the supply of taxicab medallions. This regulation results in supply restrictions that support the value of medallions. Actions that loosen these restrictions and result in the issuance of additional medallions into a market could decrease the value of medallions in that market. If this were to occur, the value of the collateral securing our then outstanding medallion loans in that market could be adversely affected. We are unable to forecast with any degree of certainty whether any other potential increases in the supply of medallions will occur.

In New York City, Chicago, Boston, and in other markets where we originate medallion loans, taxicab fares are generally set by government agencies. Expenses associated with operating taxicabs are largely unregulated. As a result, the ability of taxicab operators to recoup increases in expenses is limited in the short term. Escalating expenses can render taxicab operations less profitable, could cause borrowers to default on loans from us and could potentially adversely affect the value of our collateral.

A significant portion of our loan revenue is derived from loans collateralized by New York City taxicab medallions. According to New York City TLC data, over the past 20 years New York City taxicab medallions have appreciated in value from under $100,000 to over $450,000 for corporate medallions and over $350,000 for individual medallions. However, for sustained periods during that time, taxicab medallions have declined in value. Since December 31, 2004, the value of New York City taxicab medallions increased by approximately 12% for individual medallions and 50% for corporate medallions.

Our past use of Arthur Andersen LLP as our independent auditors may pose risks to us and also limit your ability to seek potential recoveries from them related to their work.

Effective July 29, 2002, we dismissed our independent auditors, Arthur Andersen LLP, or Andersen, in view of developments involving Andersen at that time.

As a public company, we are required to file periodic financial statements with the SEC that have been audited or reviewed by an independent accountant. As our former independent auditors, Andersen provided a report on our consolidated financial statements as of the five fiscal years in the period ended December 31, 2001. SEC rules require us to obtain Andersen’s consent to the inclusion of its audit report in our public filings. However, Andersen has informed us that it is no longer able to provide such consent as a result of the departure from Andersen of the former partner and manager responsible for the audit report. Under these circumstances, Rule 437A under the Securities Act of 1933, as amended, permits us to incorporate the audit report and the audited financial statements without obtaining the consent of Andersen.

The SEC has recently provided regulatory relief designed to allow public companies to dispense with the requirement that they file a consent of Andersen in certain circumstances. Notwithstanding this relief, the inability of Andersen to provide either its consent or customary assurance services to us now and in the future could negatively affect our ability to, among other things, access the public capital markets. Any delay or inability to access the public markets as a result of this situation could have a material adverse impact on our business, financial condition, and results of operations.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We invest primarily in senior secured loans, junior secured loans and subordinated debt issued by small- to mid-sized companies. Our portfolio companies may have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt in which we invest. By their terms, such debt instruments may entitle the holders to receive payment of interest or principal on or before the dates on which we are entitled to receive payments with respect to the debt instruments in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution. After repaying such senior creditors, such portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt instruments in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

There may be circumstances where our debt investments could be subordinated to claims of other creditors or we could be subject to lender liability claims.

Even though we may have structured most of our investments as senior loans, if one of our portfolio companies were to go bankrupt, depending on the facts and circumstances, including the extent to which we actually provided managerial assistance to that portfolio company, a bankruptcy court might recharacterize our debt investment and subordinate all or a portion of our claim to that of other creditors. We may also be subject to lender liability claims for actions taken by us with respect to a borrower’s business or instances where we exercise control over the borrower. It is possible that we could become subject to a lender’s liability claim, including as a result of actions taken in rendering significant managerial assistance.

We may not control any of our portfolio companies.

We may not control any of our portfolio companies, even though we may have board representation or board observation rights and our debt agreements may contain certain restrictive covenants. As a result, we are subject to the risk that a portfolio company in which we invest may make business decisions with which we disagree and the management of such company may take risks or otherwise act in ways that do not serve our interests as debt investors.

Consumer lending is a new product line for us that carries a higher risk of loss and could be adversely affected by an economic downturn.

The acquisition of our recreational vehicle/marine loan portfolio, and the subsequent commencement of lending operations in this line of business, represents an entry into the new market of consumer lending for us. Although the purchased portfolio was seasoned and Medallion Bank’s management has considerable experience in originating and managing consumer loans, we cannot assure you that these loans will perform at their historical levels as expected under Medallion Bank’s management.

By its nature, lending to consumers that have blemishes on their credit reports carries with it a higher risk of loss. Although the net interest margins should be higher to compensate us for this increased risk, an economic downturn could result in higher loss rates and lower returns than expected, and could affect the profitability of the consumer loan portfolio.

We may not realize gains from our equity investments.

Certain investments that we have made in the past and may make in the future include warrants or other equity securities. In addition, we may from time to time make non-control, equity co-investments in companies in conjunction with private equity sponsors. Our goal is ultimately to realize gains upon our disposition of such equity interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience. We also may be unable to realize any value if a portfolio company does not have a liquidity event, such as a sale of the business, recapitalization or public offering, which would allow us to sell the underlying equity interests.

If our primary investments are deemed not to be qualifying assets, we could be deemed to be in violation of the 1940 Act.

In order to maintain our status as a business development company, we must not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. If we acquire debt or equity securities from an issuer that has outstanding marginable securities at the time we make an investment, these acquired assets generally cannot be treated as qualifying assets. This result is dictated by the definition of “eligible portfolio company” under the 1940 Act, which in part focuses on whether a company has outstanding marginable securities.

Amendments promulgated in 1998 by the Board of Governors of the Federal Reserve System expanded the definition of a marginable security under the Federal Reserve’s margin rules to include any non-equity security. Thus, any debt securities issued by any entity are marginable securities under the Federal Reserve’s current margin rules. As a result, the staff of the SEC has raised the question as to whether a private company that has outstanding debt securities would qualify under the relevant portion of the “eligible portfolio company” criteria.

In late 2004, the SEC issued proposed rules which would define an eligible portfolio company as any company that does not have securities listed on a national securities exchange or NASDAQ. If adopted, the effect of these rules would be to eliminate confusion regarding whether a private company that issued debt would qualify as an “eligible portfolio company.”

Unless and until the proposed rules described above are adopted by the SEC, if there were a court ruling or regulatory decision that provided that a private company that has outstanding debt securities (none of which is listed on a national securities exchange or NASDAQ) was not an eligible portfolio company, we could be precluded from investing in the manner described in this report or deemed to be in violation of the 1940 Act.

Risks Relating to this Offering

Investing in our securities may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investment in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our securities may not be suitable for someone with a low risk tolerance.

There is a risk that investors in our equity securities may not receive dividends or that our dividends may not grow over time.

We intend to make distributions on a quarterly basis to our shareholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions.

Our principal shareholders will continue to have substantial ownership in us and this could limit your ability to influence the outcome of key transactions, including a change of control.

As of August 1, 2006, Alvin Murstein and Andrew M. Murstein together will beneficially own approximately 14.56% of the outstanding shares of our common stock. As a result, the Mursteins may be able to exert influence over our management and policies. The Mursteins may acquire additional shares of our equity securities in the future. This concentration of ownership may also have the effect of delaying, preventing or deterring a change of control of our company, could deprive our shareholders of an opportunity to receive a premium for their common stock as part of a sale of our company and might ultimately affect the market price of our common stock.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•	significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	departure of our key personnel;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value.

Shares of closed-end investment companies, including business development companies, may trade at a discount from net asset value. This characteristic of closed-end investment companies and business development companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We have significant flexibility in investing the net proceeds of this offering and may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Sales of substantial amounts of our common stock may have an adverse effect on the market price of our common stock.

Sales of substantial amounts of our common stock, or the availability of such securities for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of common stock should we desire to do so.

Certain provisions of our restated certificate of incorporation and restated bylaws as well as the Delaware General Corporation Law could deter takeover attempts and have an adverse impact on the price of our common stock.

Our restated certificate of incorporation and our restated bylaws as well as the Delaware General Corporation Law, or DGCL, contain provisions that may have the effect of discouraging a third party from making an acquisition proposal for us. These anti-takeover provisions may inhibit a change in control in circumstances that could give the holders of our common stock the opportunity to realize a premium over the market price for our common stock.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our portfolio companies.

We generally use words such as “anticipates,” “believes,” “expects,” “intends,” “plans” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

MANAGEMENT’S DISCUSSION AND ANALYSIS

OF FINANCIAL CONDITION AND RESULTS OF OPERATIONS

The information contained in this section should be read in conjunction with the Consolidated Financial Statements and Notes thereto for the years ended December 31, 2005, 2004, and 2003. In addition, this section contains forward-looking statements. These forward-looking statements are subject to the inherent uncertainties in predicting future results and conditions. Certain factors that could cause actual results and conditions to differ materially from those projected in these forward-looking statements are described in “Risk Factors.” Additionally, more information about our business activities can be found in “Business.”

General

We are a specialty finance company that has a leading position in originating and servicing loans that finance taxicab medallions. We also finance various types of commercial businesses and originate consumer loans for the purchase of recreational vehicles and boats. Since our initial public offering in 1996, we have increased each of our medallion loan portfolio and our commercial loan portfolio at a compound annual growth rate of 15%. Total assets under our management, which includes assets serviced for third party investors, were approximately $843.5 million as of March 31, 2006, and have grown at a compound annual growth rate of 16% from approximately $215.0 million at the end of 1996.

Our loan-related earnings depend primarily on our level of net interest income. Net interest income is the difference between the total yield on our loan portfolio and the average cost of borrowed funds. We fund our operations through a wide variety of interest-bearing sources, such as revolving bank facilities, bank certificates of deposit issued to customers, debentures issued to and guaranteed by the SBA and bank term debt. Net interest income fluctuates with changes in the yield on our loan portfolio and changes in the cost of borrowed funds, as well as changes in the amount of interest-bearing assets and interest-bearing liabilities held by us. Net interest income is also affected by economic, regulatory, and competitive factors that influence interest rates, loan demand and the availability of funding to finance the our lending activities. We, like other financial institutions, are subject to interest rate risk to the degree that our interest-earning assets reprice on a different basis than our interest-bearing liabilities.

We also invest in small businesses in selected industries through our subsidiary Medallion Capital. Medallion Capital’s investments are typically in the form of secured debt instruments with fixed interest rates accompanied by warrants to purchase an equity interest for a nominal exercise price (such warrants are included in equity investments on the consolidated balance sheets). Interest income is earned on the debt investments.

Realized gains or losses on investments are recognized when the investments are sold or written off. The realized gains or losses represent the difference between the proceeds received from the disposition of portfolio assets, if any, and the cost of such portfolio assets. In addition, changes in unrealized appreciation or depreciation on investments are recorded and represent the net change in the estimated fair values of the portfolio assets at the end of the period as compared with their estimated fair values at the beginning of the period. Generally, realized gains (losses) on investments and changes in unrealized appreciation (depreciation) on investments are inversely related. When an appreciated asset is sold to realize a gain, a decrease in the previously recorded unrealized appreciation occurs. Conversely, when a loss previously recorded as unrealized depreciation is realized by the sale or other disposition of a depreciated portfolio asset, the reclassification of the loss from unrealized to realized causes a decrease in net unrealized depreciation and an increase in realized loss.

Trends in Investment Portfolio

Our investment income is driven by the principal amount of and yields on our investment portfolio. To identify trends in the yields, the portfolio is grouped by medallion loans, commercial loans, consumer loans, equity investments, and investment securities. The following table illustrates our investments at fair value and the portfolio yields at the dates indicated.

	March 31, 2006		December 31, 2005		March 31, 2005		December 31, 2004
(Dollars in thousands)	Interest Rate (1)	Principal Balance	Interest Rate (1)	Principal Balance	Interest Rate (1)	Principal Balance	Interest Rate (1)	Principal Balance
Medallion loans
New York	6.36%	$397,505	6.23%	$351,014	5.83%	$321,878	5.76%	$305,157
Chicago	7.02	51,301	6.99	52,242	6.59	51,470	6.33	52,883
Boston	7.57	29,843	7.47	27,879	7.25	20,859	7.31	19,857
Newark	8.42	6,645	8.49	6,541	9.04	6,721	9.14	6,841
Cambridge	7.30	6,223	7.21	5,664	7.17	4,593	7.19	4,947
Other	7.53	6,382	7.53	6,464	8.07	3,251	8.18	2,804

Total medallion loans	6.55	497,899	6.46	449,804	6.09	408,772	6.01	392,489

Deferred loan acquisition costs		1,226		1,217		858		851
Unrealized depreciation on loans		(1,362)		(1,348)		(1,358)		(1,209)

Net medallion loans		$497,763		$449,673		$408,272		$392,131

Commercial loans
Asset based	10.14%	$78,115	9.64%	$72,085	8.35%	$54,484	7.97%	$47,959
Secured mezzanine	13.74	46,023	14.06	53,207	13.66	54,391	14.28	49,006
Other secured commercial	6.85	28,315	7.06	28,058	8.10	18,876	8.28	27,247
SBA Section 7(a) (2)	—	—	—	—	9.82	27,237	7.65	19,703

Total commercial loans (2)	10.66	152,453	10.70	153,350	10.44	154,988	10.13	143,915

Deferred loan acquisition costs		514		67		673		798
Discount on SBA Section 7(a) loans sold (2)		—		—		(986)		(602)
Unrealized depreciation on loans		(5,968)		(7,621)		(7,416)		(7,276)

Net commercial loans		$146,999		$145,796		$147,259		$136,835

Consumer loans
Recreational vehicle	18.51%	$47,288	18.49	41,945	18.68	32,526	18.56	$15,896
Marine	18.34	41,082	18.39%	$42,052	18.56%	$36,669	18.60%	35,933
Other	18.58	4,314	18.57	4,283	18.69	2,947	18.79	17,808

Total consumer loans	18.44	92,684	18.45	88,280	18.62	72,142	18.64	69,637

Deferred loan acquisition costs		1,678		1,350		269		106
Unrealized depreciation on loans		(4,071)		(3,952)		(3,499)		(3,412)

Net consumer loans		$90,291		$85,678		$68,912		$66,331

Equity investments	1.49%	$24,014	1.53%	$23,384	1.35%	$29,527	1.37%	$32,960

Unrealized appreciation (depreciation) on equities		(404)		629		1,446		685

Net equity investments		$23,610		$24,013		$30,973		$33,645

Investment securities	5.00%	$18,657	4.11%	$17,873	3.74%	$18,209	3.92%	$14,144

Premiums paid on purchased securities		421		463		651		504
Unrealized depreciation on investment securities		(287)		(243)		(95)		(49)

Net investment securities		$18,791		$18,093		$18,765		$14,599

Investments at cost (3)	8.56%	$785,708	8.58%	$732,691	8.13%	$683,638	7.99%	$653,146

Deferred loan acquisition costs		3,418		2,634		1,800		1,755
Discount on SBA Section 7(a) loans sold (2)		—		—		(986)		(602)
Premiums paid on purchased securities		421		463		651		504
Unrealized appreciation (depreciation) on equities		(404)		629		(95)		685
Unrealized depreciation on investment securities		(287)		(243)		1,446		(49)
Unrealized depreciation on loans		(11,402)		(12,921)		(12,273)		(11,898)

Net investments		$777,454		$723,253		$674,181		$643,541

(1)	Represents the weighted average interest rate of the respective portfolio as of the date indicated.
(2)	We sold substantially all of the Section 7(a) loans in our portfolio in connection with the sale of the assets of Business Lenders to a subsidiary of Merrill Lynch in October 2005.
(3)	The weighted average interest rate for the entire loan portfolio (medallion, commercial, and consumer loans) was 8.88% as of March 31, 2006, 8.93% as of December 31, 2005, 8.57% as of March 31, 2005, and 8.44% as of December 31, 2004.

Investment Activity

The following table sets forth the components of investment activity in the investment portfolio for the periods indicated.

	Three months ended March 31,		Year Ended December 31,
	2006	2005	2005	2004
Net investments at beginning of period	$723,252,919	$643,541,008	$643,541,008	$379,158,525
Investments originated	65,519,983	77,643,695	337,885,639	303,369,002
Purchase of Banco Popular medallion loan portfolio	35,703,391	—	—	—
Repayments of investments	(44,175,084)	(43,770,825)	(225,381,052)	(144,835,651)
Cash received for sold BLL Sect. 7(a) loans	—	—	(19,414,095)	—
Transfers (to) from other assets	(800,973)	(2,621,657)	(7,011,897)	(439,841)
Net increase in unrealized appreciation (depreciation) (1)	351,287	(2,337,235)	(6,558,733)	(4,539,807)
Net realized gains (losses) on investments (2)	(2,232,989)	2,100,121	1,243,041	(256,347)
Realized gains on sales of loans	—	239,520	884,608	474,074
Amortization of origination costs	(164,908)	(613,704)	(1,935,600)	(1,704,194)
Purchase of consumer loan portfolio	—	—	—	80,631,534
CCU stock received in exchange for investment in Media	—	—	—	31,683,703
Net increase in investments	54,200,707	30,639,915	79,711,911	264,382,483

Net investments at end of period	$777,453,626	$674,180,923	$723,252,919	$643,541,008

(1)	Excludes net unrealized depreciation of $90,000 and $235,000 for the three months ended March 31, 2006 and 2005 and $1,123,136 and $512,281 for the years ended December 31, 2005 and 2004, related to foreclosed properties, which are carried in other assets on the consolidated balance sheet.
(2)	Excludes net realized losses of $8,434 and $52,233 for three months ended March 31, 2006 and 2005 and $162,037 and $38,639 for the years ended December 31, 2005 and 2004, related to foreclosed properties which are carried in other assets on the consolidated balance.

Portfolio Summary

Total Portfolio Yield

The weighted average yield of the total portfolio as of March 31, 2006 was 8.56% (8.88% for the loan portfolio), a decrease of 2 basis points from 8.58% as of December 31, 2005, and an increase of 43 basis points from 8.13% as of March 31, 2005. The increase from the first quarter of 2005 primarily reflected the increase in market interest rates, compounded by a change in the loan mix to a greater proportion of lower yielding medallion loans. We anticipate increasing the percentage of commercial and consumer loans in the total portfolio, the origination of floating and adjustable-rate loans, and the level of non-New York medallion loans to enhance our yields.

Medallion Loan Portfolio

Medallion loans comprised 64% of our net portfolio of $777,454,000 as of March 31, 2006, compared to 62% of $723,253,000 as of December 31, 2005 and 60% of $674,181,000 as of March 31, 2005. The medallion loan portfolio increased by $48,090,000 or 11% in 2006, primarily reflecting the acquisition of the $35,703,000 portfolio from Banco Popular, and other increases in New York and Boston. The increase in the New York market can be attributed to new business marketing efforts, the conversion of participations into owned loans, and the general increase in medallion values and related refinancings. Total medallion loans serviced for third parties were $6,944,000 as of March 31, 2006, $8,784,000 as of December 31, 2005, and $9,772,000 as of March 31, 2005.

The weighted average yield of the medallion loan portfolio as of March 31, 2006 was 6.55%, an increase of 9 basis points from 6.46% as of December 31, 2005, and an increase of 46 basis points from 6.09% as of March 31, 2005. The increase in yield primarily reflected the impact of rising interest rates in the economy and the effects of borrower refinancings. As of March 31, 2006, 20% of the medallion loan portfolio represented loans outside New York, compared to 22% as of December 31, 2005 and 21% as of March 31, 2005. We continue to focus our efforts on originating higher yielding medallion loans outside the New York market.

Commercial Loan Portfolio

Commercial loans represented 19% of our net investment portfolio as of March 31, 2006, compared to 20% as of December 31, 2005 and 22% as of March 31, 2005. Commercial loans increased by approximately $1,203,000 or 1% in 2006, primarily reflecting increased advances on existing lines in the asset-based loan portfolio, partially offset by reductions in the mezzanine portfolio reflecting the payoff of several large accounts. Total commercial loans serviced for third parties were $293,000 as of March 31, 2006, $349,000 as of December 31, 2005, and $100,103,000 as of March 31, 2005, and included $0, $0, and $93,500,000, respectively, related to the SBA Section 7(a) business. We sold substantially all of the Section 7(a) loans in our portfolio in connection with the sale of the assets of Business Lenders to a subsidiary of Merrill Lynch in October 2005.

The weighted average yield of the commercial loan portfolio as of March 31, 2006 was 10.66%, a decrease of 4 basis points from 10.70% as of December 31, 2005 and an increase of 22 basis points from 10.44% as of March 31, 2005. The increased yield reflected the increases in market interest rates, partially offset by the effects of a smaller percentage of commercial loans in the high yielding mezzanine category. We continue to originate adjustable-rate and floating-rate loans tied to the prime rate to help mitigate interest rate risk in a rising interest rate environment. Variable-rate loans represented 59%, of the commercial portfolio as of March 31, 2006, 54% as of December 31, 2005, and 57% as of March 31, 2005. Although this strategy initially produces a lower yield, we believe that this strategy mitigates interest rate risk by better matching our earning assets to their adjustable-rate funding sources.

Consumer Loan Portfolios

Consumer loans represented 12% of our net investment portfolio as of March 31, 2006 and December 31, 2005, and was 10% as of March 31, 2005. We started originating new adjustable rate consumer loans during the 2004 third quarter. Recreational vehicles, boats, and horse trailers located in all 50 states collateralize the loans. The portfolio is serviced by a third party subsidiary of a major commercial bank.

The weighted average gross yield of the consumer loan portfolio as of March 31, 2006 was 18.44%, a decrease of 1 basis point from 18.45% as of December 31, 2005 and 18 basis points from 18.62% as of March 31, 2005. The yield decrease reflected the repricings of purchased adjustable rate loans. The amortization of the portfolio purchase premium reduced the above yields by an average of 1.39% at March 31, 2006, 1.90% at December 31, 2005, and 2.46% at March 31, 2005. Adjustable rate loans represented approximately 90% of the consumer portfolio at March 31, 2006 compared to 89% at December 31, 2005, and 86% at March 31, 2005.

Delinquency and Loan Loss Experience

We generally follow a practice of discontinuing the accrual of interest income on our loans that are in arrears for a period of 90 days or more. We deliver a default notice and begin foreclosure and liquidation proceedings when management determines that pursuit of these remedies is the most appropriate course of action under the circumstances. A loan is considered to be delinquent if the borrower fails to make a payment on time; however, during the course of our discussions with the borrower on their delinquent status, we may agree to modify the payment terms of the loan with a borrower that cannot make payments in accordance with the original loan agreement. For loan modifications, the loan will only be returned to accrual status if all past due payments are brought fully current. For credit that is collateral based, we evaluate the anticipated net residual value we would receive upon foreclosure of such loans, if necessary. We cannot assure you, however, that the collateral securing these loans will be adequate in the event of foreclosure. For credit that is cash flow-based, we assess our collateral position, and evaluate most of these relationships on an “enterprise value” basis, expecting to locate and install a new operator to run the business and reduce the debt.

For the consumer loan portfolio, the process to repossess the collateral is started at 60 days past due. If the collateral is not located and the account reaches 120 days delinquent, the account is charged off to realized losses. If the collateral is repossessed, a realized loss is recorded to write the loan down to 75% of its net realizable value, and the collateral is sent to auction. When the collateral is sold, the net auction proceeds are applied to the account, and any remaining balance is written off as a realized loss, and any excess proceeds are recorded as a recovery, which along with any proceeds collected on charged off accounts are recorded in realized gains. All collection, repossession, and recovery efforts are handled on behalf of Medallion Bank by the servicer.

The following table shows the trend in loans 90 days or more past due:

	March 31, 2006 (1)		December 31, 2005 (1)		March 31, 2005 (1)
Medallion loans	$6,499,000	0.9%	$6,080,000	0.9%	$5,567,000	0.8%

Commercial loans
Secured mezzanine	6,906,000	0.9	7,970,000	1.1	7,968,000	1.3
SBA Section 7(a) (2)	—	0.0	—	0.0	1,997,000	0.3
Asset Based	—	0.0	—	0.0	—	0.0

Other secured commercial	2,572,000	0.4	2,673,000	0.4	2,686,000	0.4

Total commercial loans	9,478,000	1.3	10,643,000	1.5	12,651,000	2.0

Total consumer loans	383,000	0.0	695,000	0.1	386,000	0.1

Total loans 90 days or more past due	$16,360,000	2.2%	$17,418,000	2.5%	$18,604,000	2.9%

(1)	Percentage is calculated against the total loan portfolio.
(2)	We sold substantially all of the Section 7(a) loans in our portfolio in connection with the sale of the assets of Business Lenders to a subsidiary of Merrill Lynch in October 2005.

In general, collection efforts since the establishment of our collection department have substantially contributed to the sizable reduction in overall delinquencies. Medallion delinquencies have held fairly stable over the last year. Secured mezzanine financing delinquencies have decreased over the last several quarters, primarily reflecting payment activity and to a lesser extent chargeoffs. We sold substantially all of the Section 7(a) loans in our portfolio in connection with the sale of the assets of Business Lenders to a subsidiary of Merrill Lynch in October 2005. Included in the Section 7(a) delinquency figures is $415,000 as of March 31, 2005, which represented loans repurchased for the purpose of collecting on the SBA guarantee. Other secured commercial loans have held fairly flat as well. We are actively working with each delinquent borrower to bring them current, and believe that any potential loss exposure is reflected in our mark-to-market estimates on each loan. Although there can be no assurances as to changes in the trend rate, management believes that any loss exposures are properly reflected in reported asset values.

We monitor delinquent loans for possible exposure to loss by analyzing various factors, including the value of the collateral securing the loan and the borrower’s prior payment history. Under the 1940 Act, our loan portfolio must be recorded at fair value or “marked-to-market.” Unlike other lending institutions, we are not permitted to establish reserves for loan losses. Instead, the valuation of our portfolio is adjusted quarterly to reflect our estimate of the current realizable value of our loan portfolio. Since no ready market exists for this portfolio, fair value is subject to the good faith determination of management and the approval of our board of directors. Because of the subjectivity of these estimates, we cannot assure you that in the event of a foreclosure or the sale of portfolio loans we would be able to recover the amounts reflected on our balance sheet.

In determining the value of our portfolio, management and our board of directors may take into consideration various factors such as the financial condition of the borrower and the adequacy of the collateral. For example, in a period of sustained increases in market interest rates, management and our board of directors could decrease the valuation of the portfolio if the portfolio consists primarily of long-term, fixed-rate loans. Our valuation procedures are designed to generate values that approximate that which would have been established by market forces, and are therefore subject to uncertainties and variations from reported results. Based upon these factors, net unrealized appreciation or depreciation on investments is determined, or the amount by which our estimate of the current realizable value of our portfolio is above or below our cost basis.

The following table sets forth the changes in our unrealized appreciation (depreciation) on net investments during the three months ended March 31, 2006 and 2005.

	Loans	Equity Investments	Total
Balance December 31, 2004 (1)	$(11,897,572)	$636,139	$(11,261,433)
Increase in unrealized:
Appreciation on investments	—	714,744	714,744
Depreciation on investments (2)	(1,263,442)	—	(1,263,442)
Reversal of unrealized appreciation (depreciation) related to realized:
Losses on investments	887,795	—	887,795

Balance March 31, 2005 (1)	$(12,273,219)	$1,350,883	$(10,922,336)

	Loans	Equity Investments	Total
Balance December 31, 2005 (1)	$(12,921,428)	$385,635	$(12,535,793)
Increase in unrealized:
Depreciation on investments (2)	(858,150)	(1,012,281)	(1,870,431)
Reversal of unrealized appreciation (depreciation) related to realized:
Gains on investments	—	(64,500)	(64,500)
Losses on investments	2,377,489	—	2,377,489

Balance March 31, 2006 (1)	$(11,402,089)	$(691,146)	$(12,093,235)

(1)	Excludes unrealized depreciation on foreclosed properties of $1,369,750 as of March 31, 2006, $1,396,750 as of December 31, 2005, $747,281 as of March 31, 2005 and $512,281 as of December 31, 2004.
(2)	Includes depreciation on investment securities of $44,239 in the quarter ended March 31, 2006 and $45,847 in the quarter ended March 31, 2005.

The following table presents credit-related information for the investment portfolios as of:

	March 31, 2006	December 31, 2005	March 31, 2005
Total loans
Medallion loans	$497,763,372	$449,672,510	$408,271,424
Commercial loans	146,998,855	145,796,651	147,258,623
Consumer loans	90,290,515	85,678,412	68,912,433

Total loans	735,052,742	681,147,573	624,442,480
Equity investments (1)	23,610,251	24,012,508	30,973,295
Investment securities	18,790,633	18,092,838	18,765,147

Net investments	$777,453,626	$723,252,919	$674,180,922

Unrealized appreciation (depreciation) on investments
Medallion loans	$(1,362,321)	$(1,348,535)	$(1,358,042)
Commercial loans	(5,968,445)	(7,621,156)	(7,416,067)
Consumer loans	(4,071,324)	(3,951,737)	(3,499,110)

Total loans	(11,402,090)	(12,921,428)	(12,273,219)
Equity investments	(403,808)	628,732	1,445,950
Investment securities	(287,337)	(243,097)	(95,067)

Total unrealized appreciation (depreciation) on investments	$(12,093,235)	$(12,535,793)	$(10,922,336)

Unrealized appreciation (depreciation) as a % of balances outstanding (2)
Medallion loans	(0.27)%	(0.30)%	(0.35)%
Commercial loans	(3.91)	(4.97)	(4.74)
Consumer loans	(4.39)	(4.41)	(4.83)
Total loans	(1.54)	(1.86)	(1.93)
Equity investments	(1.68)	2.69	(4.90)
Investment securities	(1.54)	(1.33)	(0.50)
Net investments	(1.54)	(1.70)	(1.59)

(1)	Represents common stock and warrants held as investments.
(2)	Unlike other lending institutions, we are not permitted to establish reserves for loan losses. Instead, the valuation of our portfolio is adjusted quarterly to reflect estimates of the current realizable value of the loan portfolio. These percentages represent the discount or premiums that investments are carried on the books at, relative to their par value.

The following table presents the gain or loss experience on the investment portfolios.

	Three months ended March 31,
	2006	2005
Realized gains (losses) on loans and equity investments
Medallion loans	$26,890	$(82,173)
Commercial loans	(2,058,615)	18,887
Consumer loans (1)	(385,187)	(665,039)

Total loans	(2,416,912)	(728,325)
Equity investments	175,489	2,776,212
Investment securities	—	—

Total realized gains (losses) on loans and equity investments	$(2,241,423)	$2,047,887

Realized gains (losses) as a % of average balances outstanding
Medallion loans	0.02%	(0.08)%
Commercial loans	(5.74)	1.05
Consumer loans	(1.79)	(3.84)
Total loans	(1.41)	(0.48)
Equity investments	3.04	35.17
Investment securities	—	—
Net investments	(1.23)	1.24

(1)	Includes realized losses of $8,434 for the three months ended March 31, 2006 and $52,233 for the three months ended March 31, 2005, related to foreclosed properties, which are carried in other assets on the consolidated balance sheet.

Equity Investments

Equity investments were 3% of our total portfolio as of March 31, 2006 and December 31, 2005, and 5% as of March 31, 2005. Equity investments are comprised of common stock and warrants. The decrease in equity investments during 2005 primarily reflected the sale of 200,000 of the 933,521 shares of common stock of Clear Channel Communications that we received in a tax-free exchange for 100% of our ownership interest in Medallion Taxi Media.

Investment Securities

Investment securities were 2% of our total portfolio as of March 31, 2006 and 3% as of December 31, 2005, and March 31, 2005. The investment securities are primarily adjustable-rate mortgage-backed securities purchased by Medallion Bank to better utilize required cash liquidity.

Trend in Interest Expense

Our interest expense is driven by the interest rates payable on our short-term credit facilities with banks, bank certificates of deposit, fixed-rate, long-term debentures issued to the SBA, and other short-term notes payable. The establishment of the Merrill Lynch Commercial Finance Corp., as successor to Merrill Lynch Bank, USA, or Merrill Lynch, line of credit in September 2002 and its favorable renegotiation in September 2003, January 2005, and January 2006 had the effect of substantially reducing our cost of funds. In addition, Medallion Bank began raising brokered bank certificates of deposit during 2004, which were at our lowest borrowing costs. As a result of Medallion Bank raising funds through certificates of deposits as previously noted, we were able to realign the ownership of some of our medallions and related assets to Medallion Bank allowing us and our subsidiaries to use cash generated through these transactions to retire debt with higher interest rates. In addition, Medallion Bank is able to bid on these deposits at a wide variety of maturity levels, which allows for improved interest rate management strategies.

During the third quarter of 2002, the Taxi Medallion Loan Trust I, or the Trust, closed a line of credit with Merrill Lynch for lending on medallion loans, which was priced at LIBOR plus 1.50%, excluding fees and other costs. During the third quarter of 2003, this line was renewed and extended, and borrowings were generally at LIBOR plus 1.25%. During the first quarter of 2005, this line was further renewed and extended, and borrowings are now generally at LIBOR plus 0.75%. During the first quarter of 2006, the maximum size of the line of credit was increased to $475,000,000.

Our cost of funds is primarily driven by the rates paid on our various debt instruments and their relative mix, and changes in the levels of average borrowings outstanding. See Notes 3 and 4 to the March 31, 2006 and March 31, 2005 “Consolidated Financial Statements” for details on the terms of all outstanding debt.

We measure our borrowing costs as the total interest expense for all of our interest-bearing liabilities divided by the average amount of such liabilities outstanding during the period. The following table shows the average borrowings and related borrowing costs for the three months ended March 31, 2006 and March 31, 2005. Average balances have increased from a year ago, primarily reflecting the establishment of Medallion Bank and its resulting growth, and the funding needs to support the growth in our other investment portfolios. The increase in borrowing costs reflected the trend of increasing interest rates in the economy and additional long-term SBA debt at higher rates, partially offset by the raising of low-cost deposits by Medallion Bank.

Three months ended	Interest Expense	Average Balance	Average Borrowing Costs
March 31, 2006
Floating rate borrowings	$4,148,000	$335,198,000	5.02%
Fixed rate borrowings	3,281,000	288,909,000	4.61

Total	$7,429,000	$624,107,000	4.83

March 31, 2005
Floating rate borrowings	$2,905,000	$283,581,000	4.15%
Fixed rate borrowings	2,316,000	249,997,000	3.76

Total	$5,221,000	$533,578,000	3.97

We will continue to seek SBA funding to the extent it offers attractive rates. SBA financing subjects its recipients to limits on the amount of secured bank debt they may incur. We use SBA funding to fund loans that qualify under SBIA and SBA regulations. Our debentures issued to the SBA typically have terms of ten years. We believe that financing operations primarily with short-term floating rate secured bank debt has generally decreased our interest expense, but has also increased our exposure to the risk of increases in market interest rates, which we mitigate with certain strategies. Short-term floating rate debt constituted 56% of total debt as of March 31, 2006, 52% as of December 31, 2005, and 53% as of March 31, 2005.

Factors Affecting Net Assets

Factors that affect our net assets include net realized gain or loss on investments and change in net unrealized appreciation or depreciation on investments. Net realized gain or loss on investments is the difference between the proceeds derived upon sale or foreclosure of a loan or an equity investment and the cost basis of such loan or equity investment. Change in net unrealized appreciation or depreciation on investments is the amount, if any, by which we estimate of the fair value of its investment portfolio is above or below the previously established fair value or the cost basis of the portfolio. Under the 1940 Act and the SBIA, our loan portfolio and other investments must be recorded at fair value.

Unlike certain lending institutions, we are not permitted to establish reserves for loan losses, but adjust quarterly the valuation of the loan portfolio to reflect our estimate of the current value of the total loan portfolio. Since no ready market exists for our loans, fair value is subject to our good faith determination. In determining such fair value, we and our board of directors consider factors such as the financial condition of its borrowers and the adequacy of its collateral. Any change in the fair value of portfolio loans or other investments as determined by us is reflected in net unrealized depreciation or appreciation of investments and affects net increase in net assets resulting from operations but has no impact on net investment income or distributable income.

Consolidated Results of Operations

Three months ended March 31, 2006 compared to the three months ended March 31, 2005

Net increase in net assets resulting from operations was $1,786,000 or $0.10 per diluted common share in the 2006 first quarter, down $450,000 or 20% from $2,236,000 or $0.13 in the 2005 first quarter, which included the results of Business Lenders, primarily reflecting higher net realized/unrealized portfolio losses, lower noninterest income, and higher taxes, partially offset by higher net interest income and lower operating expenses. Net investment income after taxes was $3,766,000 or $0.21 per diluted common share in the 2006 first quarter, up $1,006,000 or 36% from $2,760,000 or $0.16 per share in the 2005 first quarter.

Investment income was $16,447,000 in the 2006 first quarter, up $3,481,000 or 27% from $12,966,000 in the 2005 first quarter, and included $965,000 from interest recoveries on certain investments in the 2006 first quarter and $537,000 in the 2005 first quarter. Excluding those items, investment income increased $3,053,000 or 25% compared to the 2005 first quarter, reflecting higher yields earned and growth in the investment portfolios. The yield on the investment portfolio was 8.97% in the 2006 first quarter, up 14% from 7.90% in the 2005 first quarter, reflecting the impact of the higher yielding consumer portfolio, the general increase in market interest rates, a lower level of net loan origination cost amortization, and the interest recoveries. The yield on the investment portfolio excluding the interest recoveries was 8.44% in the 2006 first quarter, up 11% from 7.57% in the 2005 first quarter. Average investments outstanding were $738,573,000 in the 2006 first quarter, up 12% from $660,037,000 in the 2005 first quarter, reflecting growth in all core businesses

Medallion loans were $497,763,000 at March 31, 2006, up $89,492,000 or 22% from $408,271,000 at March 31, 2005, and represented 64% of the investment portfolio compared to 60% at March 31, 2005, and were yielding 6.55% compared to 6.09% at March 31, 2005, an increase of 8%. The increase primarily reflected efforts to book new business, including the purchase of a portfolio of $35,703,000 from Banco Popular, primarily in the New York City and Boston markets, and also reflected the increase in medallion values. The managed medallion portfolio was $504,708,000 at March 31, 2006, up $86,665,000 or 22% from $418,043,000 at March 31, 2005.

Commercial loans were $146,999,000 at March 31, 2006, compared to $147,259,000 at March 31, 2005, a decrease of $260,000, and represented 19% of the investment portfolio compared to 21% at March 31, 2005. Included in the 2005 amounts were $18,203,000 of SBA Section 7(a) loans which were sold for book value during 2005. Excluding those loans, commercial loans increased 14%. Commercial loans yielded 10.66% at March 31, 2006, compared to 10.44% at March 31, 2005, an increase of 2%, reflecting the increases in market interest rates during year and the floating rate nature of much of the portfolio, partially offset by the pay down of several large loans in the high-yield mezzanine loans portfolio. The increase in commercial loans was concentrated in asset-based receivables. The managed commercial portfolio was $147,292,000 at March 31, 2006, down $100,070,000 or 40% from $247,362,000 at March 31, 2005, but was up $14,795,000 or 11% from $132,497,000 excluding the sold SBA Section 7(a) loans, primarily reflecting the increases described above, partially offset by increased loan participations repurchased.

Consumer loans were $90,291,000 at March 31, 2006, up $21,378,000 or 31% from $68,912,000 at March 31, 2005, and represented 12% of the investment portfolio, compared to 10% at March 31, 2005, and yielded 18.44% compared to 18.62% at March 31, 2005. The increase reflected the new origination volumes over the last year, partially offset by the runoff in the acquired portfolio.

Equity investments were $23,610,000, down $7,363,000 or 24% from $30,973,000 at March 31, 2005, primarily reflecting the sale of a portion of the Clear Channel Communications common stock received for our ownership interest in Medallion Taxi Media, and losses taken on certain mezzanine investments, and represented 3% of the investment portfolio and had a dividend yield of 1.49%, compared to 5% and 1.35% at March 31, 2005.

Investment securities of $18,791,000 were up $26,000 from $18,765,000 at March 31, 2005, and represented 2% of the investment portfolio and yielded 5.00%, compared to 3% and 3.74% at March 31, 2005.

Interest expense was $7,429,000 in the 2006 first quarter, up $2,207,000 or 42% from $5,221,000 in the 2005 first quarter. The increase in interest expense was primarily due to the higher cost of borrowed funds. The cost of borrowed funds was 4.78% in the 2006 first quarter, compared to 3.94% in the 2005 first quarter, an increase of 21%, reflecting increases in the general level of interest rates over the last year. Average debt outstanding was $630,604,000 in the 2006 first quarter, compared to $537,977,000 in the 2005 first quarter, an increase of 17%, primarily reflecting increased utilization of the Merrill Lynch line of credit, the increase in brokered certificates of deposit, and in other borrowings used to fund portfolio investment growth.

Net interest income was $9,018,000 and the net interest margin was 4.89% for the 2006 first quarter, up $1,274,000 or 16% from $7,745,000 in the 2005 first quarter, which represented a net interest margin of 4.69%, all reflecting the items discussed above.

Noninterest income was $400,000 in the 2006 first quarter, down $513,000 or 56% from $913,000 in the 2005 first quarter. Excluding amounts related to the sold Business Lenders loan portfolio, noninterest income, which is comprised of servicing fee income, prepayment fees, late charges, and other miscellaneous income, was up $98,000 or 33%. Included in the 2006 first quarter was $161,000 of unusually large prepayment penalties from several large paid-off loans. Excluding those prepayment penalties, the decrease in noninterest income reflected lower late fees and prepayment penalties from a better-performing customer base.

Operating expenses were $4,650,000 in the 2006 first quarter, compared to $5,341,000 in 2005, a decrease of $691,000 or 13%. Excluding the amounts related to the sold Business Lenders loan portfolio, operating expenses were up $133,000 or 3%, reflecting our efforts at expense control. Salaries and benefits expense excluding Business Lenders was $2,439,000, up $23,000 or 1% from $2,416,000 in the 2005 first quarter, primarily reflecting an increase in headcount and higher levels of salaries and bonuses, partially offset by higher amounts of salary deferrals related to loan originations. Professional fees excluding Business Lenders were $611,000 in the 2006 first quarter, up $160,000 or 36% from $450,000 a year ago, primarily reflecting higher investment project-related professional costs and costs associated with certain of our investments. Other operating expenses excluding Business Lenders, of $1,600,000 in 2006 were down $51,000 or 3%, reflecting our efforts at expense control.

Income tax expense was $1,002,000 in 2006 first quarter, an increase of $445,000 or 80% compared to $557,000 in the 2005 first quarter, primarily reflecting Medallion Bank’s provision for taxes, which has increased as the size and volume of Medallion Bank’s business has grown.

Net unrealized appreciation on investments was $261,000 in the 2006 first quarter, compared to depreciation of $2,572,000 in the 2005 first quarter, an increase of $2,833,000. Unrealized appreciation (depreciation) arises when we make valuation adjustments to the investment portfolio. When investments are sold or written off, any resulting realized gain (loss) is grossed up to reflect previously recorded unrealized components. As a result, movement between periods can appear distorted. The 2006 activity resulted from reversals of unrealized depreciation associated with fully depreciated loans which were charged off of $2,377,000, partially offset by net unrealized depreciation on equity investments of $1,317,000, net unrealized depreciation on loans of $645,000, net unrealized depreciation on foreclosed property of $90,000, and reversals of unrealized appreciation associated with equity investments that were sold of $64,000. The 2005 activity resulted from the reversals of unrealized appreciation associated with equity investments that were sold of $2,676,000, net unrealized depreciation on loans of $1,263,000, and net unrealized depreciation of $235,000 on foreclosed property, partially offset by the reversals of unrealized depreciation associated with fully depreciated loans which were charged off of $887,000 and net unrealized appreciation on equity investments of $715,000.

Net realized loss on investments was $2,241,000 in the 2006 first quarter, compared to gains of $2,048,000 a year ago, reflecting the above and net direct chargeoffs of $50,000 and net direct losses on sales of foreclosed property of $8,000, partially offset by net direct gains on sales of equity and other investments of $130,000. The 2005 activity reflected the above and net direct recoveries of $239,000 and direct gains on sales of equity investments of $100,000, partially offset by net direct losses on sales of foreclosed property of $80,000.

Net realized/unrealized losses on investments were $1,980,000 in the 2006 first quarter, compared to losses of $524,000 in the 2005 first quarter, reflecting the above.

Year ended December 31, 2005 compared to the year ended December 31, 2004

Net increase in net assets resulting from operations was $6,862,000 or $0.39 per diluted common share in 2005, down $15,651,000 or 70% from $22,512,000 or $1.22 in 2004, which included net realized/unrealized gains of $22,417,000 primarily related to the 2004 exchange of our investment in Medallion Taxi Media for stock of Clear Channel. Excluding those gains, net increase in net assets resulting from operations increased primarily from higher net interest income resulting from portfolio growth, partially offset by increased operating expenses and increased net realized/unrealized losses in the portfolio for various mezzanine and consumer investments. Also reflected in 2005 was the full impact of the consumer business line, which commenced May 2004. Net investment income after taxes was $13,462,000 or $0.77 per diluted common share in 2005, up $8,035,000 from $5,427,000 or $0.29 per share in 2004.

Investment income was $57,173,000 in 2005, up $18,054,000 or 46% from $39,119,000 in 2004, and included $13,027,000 in income earned on the purchased/originated consumer portfolio, compared to $8,953,000 in 2004. Investment income in 2005 also benefited from interest recoveries of $1,480,000 from certain investments. Excluding those items, investment income increased $12,500,000 or 41% compared to a year ago, primarily reflecting growth in the other investment portfolios. The yield on the investment portfolio was 8.16% in 2005, up 9% from 7.47% in 2004, reflecting the impact of the higher yielding consumer portfolio, the general increase in market interest rates, and the interest recoveries. The yield on the investment portfolio excluding the consumer portfolio and the interest recoveries was 6.81% in 2005, up 9% from 6.25% in 2004. Average investments outstanding were $694,920,000 during 2005, up 34% from $518,078,000 during 2004. Excluding the consumer portfolio, average investments outstanding were $619,412,000 for 2005, up 30% from $475,566,000 for 2004, reflecting the growth in the other portfolios.

Medallion loans were $449,673,000 at December 31, 2005, up $57,542,000 or 15% from $392,131,000 at December 31, 2004, representing 62% of the investment portfolio compared to 61% at December 31, 2004, and were yielding 6.46% compared to 6.01% at December 31, 2004, an increase of 7%. The increase primarily reflected efforts to book new business and repurchase certain participations, primarily in the New York City and Boston markets, and also reflected the increase in medallion values. The managed medallion portfolio was $458,457,000 at December 31, 2005, up $49,678,000 or 12% from $408,779,000 at December 31, 2004.

Commercial loans were $145,797,000 at December 31, 2005, compared to $136,835,000 at December 31, 2004, an increase of $8,962,000 or 7%, and represented 20% of the investment portfolio compared to 21% at December 31, 2004. Included in the 2004 amounts were $19,457,000 of SBA Section 7(a) loans which were sold for book value during 2005. Excluding those loans, commercial loans increased 24%. Commercial loans yielded 10.70% at December 31, 2005, compared to 10.13% at December 31, 2004, an increase of 4%, reflecting the increases in market interest rates during year, the floating rate nature of much of the portfolio, and the growth in higher yielding portfolios. The increase in commercial loans was concentrated in asset based receivables and high-yield mezzanine loans. The managed commercial portfolio was $146,146,000 at December 31, 2005, down $97,197,000 or 40% from $243,343,000 at December 31, 2004, but was up $21,033,000 or 17% from $125,113,000 excluding the sold SBA Section 7(a) loans, primarily reflecting the increases described above, partially offset by increased loan participations purchased.

Consumer loans were $85,678,000 at December 31, 2005, up $19,347,000 or 29% from $66,331,000 at December 31, 2004, and represented 12% of the investment portfolio at December 31, 2005 compared to 11% at December 31, 2004, and yielded 18.45% compared to 18.64% at December 31, 2004. The increase reflected the new origination volumes over the last year, partially offset by the runoff in the acquired portfolio.

Equity investments were $24,013,000, down $9,632,000 or 29% from $33,645,000 at December 31, 2004, primarily reflecting the sale of a portion of the Clear Channel common stock received for our ownership interest in Medallion Taxi Media, and losses taken on certain mezzanine investments, and represented 3% of the investment portfolio and had a dividend yield of 1.53%, compared to 5% and 1.37% at December 31, 2004.

Investment securities of $18,093,000 were up $3,494,000 or 24% from $14,599,000 at December 31, 2004, and represented 3% of the investment portfolio and yielded 4.11%, compared to 2% and 3.92% at December 31, 2004.

Interest expense was $24,397,000 in 2005, up $8,333,000 or 52% from $16,064,000 in 2004. The increase in interest expense was primarily due to higher average borrowed funds outstanding. Average debt outstanding was $573,606,000 during 2005, compared to $413,098,000 during 2004, an increase of 39%, primarily reflecting increased utilization of the Merrill Lynch line of credit, the increase in brokered CD’s, and in other borrowings used to fund portfolio investment growth. The cost of borrowed funds was 4.25% in 2005, compared to 3.89% in 2004, an increase of 9%, reflecting increases in the general level of interest rates over the last year.

Net interest income was $32,776,000 and the net interest margin was 4.65% for 2005, up $9,720,000 or 42% from $23,056,000 in 2004, which represented a net interest margin of 4.37%, all reflecting the items discussed above.

Noninterest income was $3,880,000 in 2005, up $401,000 or 12% from $3,479,000 in 2004. Gains on the sale of loans were $885,000 in 2005, down $19,000 or 2% from $904,000 in 2004. During 2005, $10,785,000 of guaranteed loans were sold under the SBA Section 7(a) program, compared to $10,311,000 in 2004, an increase of 5%. The change in gains on sale under the SBA Section 7(a) program primarily reflected the sale of the SBA Section 7(a) loan portfolio during the 2005 fourth quarter, as well as the level of loan origination and sales activities during the rest of the year, partially offset by lower market-determined net premiums received on the sales in 2005. Other income, which is comprised of servicing fee income, prepayment fees, late charges, and other miscellaneous income, was $2,996,000 in 2005, compared to $2,575,000 in 2004, an increase of $421,000 or 16%. Included in 2005 were $892,000 of prepayment penalties from several large paid-off loans. Excluding the prepayment penalties, other income in 2005 decreased $471,000 or 18%, primarily reflecting the $447,000 decline in servicing fee income and other related income amounts associated with the sold SBA 7(a) loan portfolio.

Operating expenses were $21,235,000 in 2005, compared to $18,937,000 in 2004, an increase of $2,298,000 or 12%, primarily reflecting increased expenses associated with the growth of Medallion Bank, partially offset by the reduced costs associated with the sold SBA 7(a) loan portfolio. Salaries and benefits expense was $10,930,000 in 2005, up $1,513,000 or 16% from $9,417,000 in 2004, primarily reflecting an increase in headcount compared to 2004, mostly related to Medallion Bank and Business Lenders, and higher levels of salaries and bonuses, partially offset by higher amounts of salary deferrals related to loan originations. Professional fees were $2,267,000 in 2005, up $491,000 or 28% from $1,776,000 in 2004, primarily reflecting higher investment project-related professional costs, increased legal and accounting costs, including costs related to our compliance with Sarbanes-Oxley, and in 2004 was reduced by expense reimbursements for professional fees associated with the Medallion Taxi Media sale. Other operating expenses of $8,038,000 in 2005 were up $294,000 or 4% from $7,744,000 in 2004. The increase primarily reflected increased expenses associated with the growth of Medallion Bank, including servicing costs for the consumer portfolio, greater usage of temporary help, and increased expenses associated with business development activities, partially offset by reduced levels of miscellaneous taxes, loan collections, insurance, and other expenses.

Income tax expense was $1,959,000 in 2005, compared to $2,171,000 in 2004, primarily reflecting Medallion Bank’s provision for taxes, which in 2005 included a credit for refunded taxes of $365,000, and a reduction in the tax valuation reserve of $226,000.

Net unrealized depreciation on investments was $7,682,000 in 2005, compared to appreciation of $17,110,000 in 2004, a decrease of $24,792,000. During the 2004 third quarter, we exchanged our investment in Medallion Taxi Media for common stock of Clear Channel, resulting in an unrealized gain of $23,512,000 and a realized gain of $1,477,000. Net unrealized depreciation net of the exchange gain and Medallion Taxi Media’s pre-sale operations was $3,575,000 in 2004, resulting in increased depreciation of $4,107,000 in 2005. Unrealized appreciation (depreciation) arises when we make valuation adjustments to the investment portfolio. When investments are sold or written off, any resulting realized gain (loss) is grossed up to reflect previously recorded unrealized components. As a result, movement between periods can appear distorted. The 2005 activity resulted from reversals of unrealized appreciation associated with equity investments that were sold of $5,514,000, net unrealized depreciation on loans of $5,049,000, and net unrealized depreciation on foreclosed property of $1,123,000, partially offset by reversals of unrealized depreciation associated with fully depreciated loans which were charged off of $3,602,000 and net unrealized appreciation on equity investments of $402,000. The 2004 activity resulted from net unrealized depreciation on loans of $6,258,000, the reversals of unrealized appreciation associated with equity investments that were sold of $2,676,000, net decreases in the valuation of equity investments of $2,479,000, and net unrealized depreciation of $512,000 on foreclosed property, partially offset by the reversals of unrealized depreciation associated with fully depreciated loans which were charged off of $5,530,000 and unrealized appreciation on equity investments of $2,820,000.

Also included in unrealized appreciation (depreciation) on investments were the net losses of our taxitop advertising divisions prior to their sale during the 2004 third quarter. This division generated net losses of $2,827,000 in 2004. Our investment in Medallion Taxi Media was exchanged for stock in Clear Channel, as described above, and the Japanese operation was sold to its management, which resulted in a realized gain of $255,000.

Net realized gain on investments was $1,081,000 in 2005, compared to losses of $26,000 in 2004, reflecting the above and net direct gains on sales of equity investments of $2,439,000, partially offset by net direct chargeoffs of $3,115,000 and net direct losses on sales of foreclosed property of $162,000. The 2004 activity reflected the above and net direct chargeoffs of $86,000 and direct losses on sales of foreclosed property of $25,000, partially offset by direct gains on sales of equity investments of $1,462,000.

Net realized/unrealized losses on investments were $6,601,000 in 2005, compared to gains of $17,085,000 in 2004, reflecting the above.

Year Ended December 31, 2004 Compared to the Year Ended December 31, 2003

Net increase in net assets resulting from operations was $22,512,000 or $1.22 per diluted common share in 2004, up $20,494,000 from $2,018,000 or $0.11 per share in 2003, primarily reflecting the unrealized appreciation associated with the exchange of our investment in Medallion Taxi Media for common stock of Clear Channel, and the increased net interest income resulting from the recreational vehicle and marine portfolio purchase, partially offset by higher taxes and higher operating expenses associated with servicing those acquired assets, and the 2003 realized gains associated with the sale of Select Comfort. Net investment income after taxes was $5,427,000 or $0.29 per diluted common share in 2004, up $4,013,000 from $1,414,000 or $0.08 per share in 2003.

Investment income was $39,119,000 in 2004, up $12,905,000 or 49% from $26,214,000 in 2003, primarily reflecting $8,953,000 in income earned on the newly purchased/originated recreational vehicle and marine portfolio. Excluding that, investment income increased $3,952,000 or 15% compared to 2003, primarily reflecting the growth in the other investment portfolios, partially offset by lower investment yields. The yield on the investment portfolio was 7.47% in 2004, up 8% from 6.93% in 2003, reflecting the impact of the higher yielding consumer portfolio, partially offset by the reduction in market interest rates in the traditional businesses over the last several years as borrowers refinance. The yield on the investment portfolio excluding the consumer portfolio purchase was 6.25% in 2004, down 10% from 2003. Average investments outstanding were $518,078,000 in 2004 ($475,566,000 excluding the RV/marine portfolio) up 38% from $375,491,000 in 2003 (up 27% excluding the RV/marine portfolio), reflecting the recreational vehicle and marine purchase and growth in most other portfolios.

Medallion loans were $392,131,000 at December 31, 2004, up $103,919,000 or 36% from $288,212,000 at December 31, 2003, representing 61% of the investment portfolio compared to 76% at December 31, 2003, and were yielding 6.01% at December 31, 2004 compared to 6.29% at December 31, 2003, a decrease of 4%. The increase primarily reflected efforts to book new business and repurchase certain participations, primarily in the New York City and Chicago markets, to maximize the utilization of the lower cost Merrill Lynch line of credit, and reflects the success of the recent New York medallion auctions and the increase in medallion values. As medallion loans renewed in 2004, and new business was booked, they were priced at generally lower current market rates compared to 2003.

Commercial loans were $136,835,000 at December 31, 2004, compared to $85,970,000 at December 31, 2003, an increase of $50,865,000 or 59%, and represented 21% of the investment portfolio compared to 23% at December 31, 2003. Commercial loans yielded 10.13% at December 31, 2004, compared to 8.98% at December 31, 2003, reflecting the increases in market interest rates during the last half of 2004, the floating rate nature of much of the portfolio, and the growth in higher yielding portfolios. The increase in commercial loans was concentrated in asset based receivables (including repurchased participations) and high-yield mezzanine loans.

Consumer loans of $66,331,000 at December 31, 2004, which were composed primarily of purchased loans, represented 11% of the investment portfolio at December 31, 2004, and yielded 18.64%.

Equity investments were $33,645,000, were up $28,668,000 from December 31, 2003, primarily reflecting the receipt of Clear Channel common stock for our ownership interest in Medallion Taxi Media, and represented 5% of the investment portfolio and had a dividend yield of 1.37% at December 31, 2004.

Investment securities were $14,599,000, or 2% of the investment portfolio, and represented more liquid investments in 2004 required by Medallion Bank, and yielded 3.92%.

Interest expense was $16,064,000 in 2004, up $4,022,000 or 33% from $12,042,000 in 2003. Included in interest expense in 2004 was $1,432,000 related to the amortization of debt origination costs on the Merrill Lynch Line of Credit, compared to $2,325,000 in 2003, which was partially offset by $543,000 of interest reversals. The increase in interest expense was due to higher average borrowed funds outstanding, partially offset by lower borrowing costs. Average debt outstanding was $413,098,000 in 2004, compared to $259,107,000 in 2003, an increase of 59%, reflecting the newly raised brokered CD’s, increased utilization of the Merrill Lynch line of credit, and other borrowings used to fund portfolio investment growth, including the consumer portfolio purchase. The cost of borrowed funds was 3.88% in 2004, compared to 4.65% in, 2003, a decrease of 17%, primarily attributable to the increased utilization of low cost brokered deposit financing and the lower cost Merrill Lynch line of credit. Approximately 53% of our debt was short-term and floating or adjustable rate at December 31, 2004, compared to 80% at December 31, 2003.

Net interest income was $23,056,000, and the net interest margin was 4.37%, in 2004, up $8,884,000 or 63% from $14,172,000 in 2003, which represented a net interest margin of 3.72%, all reflecting the items discussed above.

Noninterest income was $3,479,000 in 2004, down $978,000 or 22% from $4,457,000 in 2003. Gains on the sale of loans were $904,000 in 2004, up $48,000 or 6% from $856,000 in 2003, which included $202,000 of gains from the sale of $4,395,000 of unguaranteed portions of the SBA portfolio. During 2004, $10,311,000 of guaranteed loans were sold under the SBA program, compared to $7,163,000 during 2003, an increase of 44%. The increase in gains on sale under the SBA program primarily reflected the pickup in loan origination and sales activities as new loan originators began producing, partially offset by lower market-determined net premiums received on the sales in 2004. Other income, which is comprised of servicing fee income, prepayment fees, late charges, and other miscellaneous income, was $2,575,000 in 2004, compared to $3,601,000 in 2003, a decrease of $1,026,000 or 28%. Included in 2003 was $400,000 related to reversing a portion of the servicing asset impairment reserve which was no longer required due to improved prepayment patterns in the servicing asset pools and $246,000 from deal-termination and extension fees. Excluding those items, the decreases generally reflected lower servicing fee income from the SBA Section 7(a) business and lower fee income from prepayments and other refinancing activities.

Operating expenses were $18,937,000 in 2004, compared to $17,174,000 in 2003, an increase of $1,763,000 or 10%. Salaries and benefits expense was $9,417,000 in 2004, up $307,000 or 3% from $9,110,000 in 2003, primarily reflecting higher levels of salaries and increased headcount in 2004, including the first full year of Medallion Bank operations, partially offset by reductions related to loan origination activities. Professional fees were $1,776,000 in 2004, up $528,000 or 42% from $1,248,000 in 2003, primarily reflecting increased legal and accounting costs, including costs related to our compliance with Sarbanes-Oxley, compared to unusually low amounts in 2003, which reflected transitional changes in our accounting and legal relationships. Other operating expenses of $7,744,000 in 2004 were up $928,000 or 14% from $6,816,000 in 2003 (which included $63,000 of costs of debt extinguishment). The increase primarily reflected a higher level of operating expenses, mostly due to the growth of Medallion Bank, including $892,000 of newly incurred service costs for the consumer portfolio, increased directors fees, and higher levels of rent, partially offset by lower loan collection expenses.

Income tax expense was $2,171,000 in 2004, compared to $41,000 in 2003, primarily reflecting Medallion Bank’s provision for taxes.

Net unrealized appreciation on investments was $17,110,000 in 2004, compared to depreciation of $10,923,000 in 2003, an improvement of $28,033,000. During the 2004 third quarter, we exchanged our investment in Medallion Taxi Media for common stock of Clear Channel, resulting in an unrealized gain of approximately $23,512,000 and a realized gain of approximately $1,477,000. Net unrealized depreciation net of the exchange gain and Medallion Taxi Media’s pre-sale operations was $3,575,000 in 2004, compared to $6,990,000 in 2003, an improvement of $3,415,000. Unrealized appreciation (depreciation) arises when we make valuation adjustments to the investment portfolio. When investments are sold or written off, any resulting realized gain (loss) is grossed up to reflect previously recorded unrealized components. As a result, movement between periods can appear distorted. The 2004 activity resulted from net unrealized depreciation on loans of $6,258,000, the reversals of unrealized appreciation associated with equity investments that were sold of $2,676,000, net decreases in the valuation of equity investments of $2,479,000, and net unrealized depreciation of $512,000 on foreclosed property, partially offset by the reversals of unrealized depreciation associated with fully depreciated loans which were charged off of $5,530,000 and unrealized appreciation on equity investments of $2,820,000. The 2003 activity resulted from the reversals of unrealized appreciation primarily associated with appreciated equity investments that were sold of $7,744,000, net unrealized depreciation on loans and equities of $3,101,000, and net unrealized depreciation of $318,000 on foreclosed property, partially offset by reversals of unrealized depreciation associated with fully depreciated loans which were charged off of $2,315,000, and increases in the valuation of equity investments of $1,858,000.

Also included in unrealized appreciation (depreciation) on investments were the net losses of our taxitop advertising business divisions prior to its sale during the 2004 third quarter. These divisions generated net losses of $2,827,000 in 2004, an improvement of $1,106,000 or 28% from net losses of $3,933,000 in 2003. Included in 2003 was a $985,000 net gain from the settlement of a lawsuit with one of our fleet operators and a $389,000 reversal of accrued fleet costs which resulted from continued contract renegotiations, partially offset by a $346,000 write-off of damaged/missing tops. Our investment in Medallion Taxi Media was exchanged for stock in Clear Channel, as described above, and the Japanese operation was sold to its management, which resulted in a realized gain of $255,000.

Net realized loss on investments was $26,000 in 2004, compared to a gain of $11,527,000 in 2003, reflecting the above, and net direct chargeoffs of $86,000 and direct losses on sales of foreclosed property of $25,000, partially offset by direct gains on sales of equity investments of $1,462,000. The 2003 activity reflected the above and direct gains on sales of equity investments of $6,223,000 and by net recoveries of $36,000, partially offset by $161,000 of realized losses on foreclosed properties.

Net realized/unrealized gains on investments was $17,085,000 in 2004, compared to a gain of $604,000 in 2003, reflecting the above.

Asset/Liability Management

Interest Rate Sensitivity

We, like other financial institutions, are subject to interest rate risk to the extent our interest-earning assets, consisting of medallion loans, commercial loans and consumer loans and investment securities reprice on a different basis over time in comparison to our interest-bearing liabilities, consisting primarily of credit facilities with banks, bank certificates of deposit, and subordinated SBA debentures.

Having interest-bearing liabilities that mature or reprice more frequently on average than assets may be beneficial in times of declining interest rates, although such an asset/liability structure may result in declining net earnings during periods of rising interest rates. Abrupt increases in market rates of interest may have an adverse impact on our earnings until we are able to originate new loans at the higher prevailing interest rates. Conversely, having interest-earning assets that mature or reprice more frequently on average than liabilities may be beneficial in times of rising interest rates, although this asset/liability structure may result in declining net earnings during periods of falling interest rates. This mismatch between maturities and interest rate sensitivities of our interest-earning assets and interest-bearing liabilities results in interest rate risk.

The effect of changes in interest rates is mitigated by regular turnover of the portfolio. Based on past experience, we anticipate that approximately 40% of the taxicab medallion portfolio will mature or be prepaid each year. We believe that the average life of our loan portfolio varies to some extent as a function of changes in interest rates. Borrowers are more likely to exercise prepayment rights in a decreasing interest rate environment because the interest rate payable on the borrower’s loan is high relative to prevailing interest rates. Conversely, borrowers are less likely to prepay in a rising interest rate environment. However, borrowers may prepay for a variety of other reasons, such as to monetize increases in the underlying collateral values, particularly in the medallion loan portfolio.

In addition, we manage our exposure to increases in market rates of interest by incurring fixed-rate indebtedness, such as ten year subordinated SBA debentures, and by setting repricing intervals or the maturities of tranches drawn under the revolving line of credit or issued as certificates of deposit, for terms of up to five years. We had outstanding SBA debentures of $77,250,000 with a weighted average interest rate of 6.05%, constituting 12% of our total indebtedness as of March 31, 2006. Also, as of March 31, 2006, portions of the adjustable rate debt with banks repriced at intervals of as long as 19 months, and certain of the certificates of deposit were for terms of up to 42 months, further mitigating the immediate impact of changes in market interest rates.

A relative measure of interest rate risk can be derived from our interest rate sensitivity gap. The interest rate sensitivity gap represents the difference between interest-earning assets and interest-bearing liabilities, which mature and/or reprice within specified intervals of time. The gap is considered to be positive when repriceable assets exceed repriceable liabilities, and negative when repriceable liabilities exceed repriceable assets. A relative measure of interest rate sensitivity is provided by the cumulative difference between interest sensitive assets and interest sensitive liabilities for a given time interval expressed as a percentage of total assets.

The following table presents our interest rate sensitivity gap as of March 31, 2006, compared to the respective positions at the end of December 31, 2005 and December 31, 2004. The principal amount of interest earning assets are assigned to the time frames in which such principal amounts are contractually obligated to be repriced. We have not reflected an assumed annual prepayment rate for such assets in this table.

	March 31, 2006 Cumulative Rate Gap (1)
(Dollars in thousands)	Less Than 1 Year	More Than 1 and Less Than 2 Years	More Than 2 and Less Than 3 Years	More Than 3 and Less Than 4 Years	More Than 4 and Less Than 5 Years	More Than 5 and Less Than 6 Years	Thereafter	Total
Earning assets
Floating-rate	$108,995	$—	$—	$—	$—	$—	$—	$108,995
Adjustable rate	108,091	15,575	68,176	2,075	6,955	8,928	1,110	210,910
Fixed-rate	52,060	80,198	155,138	82,093	48,174	5,706	27,461	450,830
Cash	23,823	—	—	—	—	—	—	23,823

Total earning assets	$292,969	$95,773	$223,314	$84,168	$55,129	$14,634	$28,571	$794,558

Interest bearing liabilities
Revolving line of credit	$294,928	$55,000	$—	$—	$—	$—	$—	$349,928
Certificates of deposit	134,333	31,987	31,358	19,793	—	—	—	217,471
Notes payable to banks	20,958	—	—	—	—	—	—	20,958
SBA debentures	—	—	—	—	—	28,485	48,765	77,250

Total liabilities	$450,219	$86,987	$31,358	$19,793	$—	$28,485	48,765	$665,607

Interest rate gap	$(157,250)	$8,786	$191,956	$64,375	$55,129	$(13,851)	$(20,194)	$128,951

Cumulative interest rate gap (2)	$(157,250)	$(148,464)	$43,492	$107,867	$162,997	$149,145	$128,951	—

December 31, 2005 (2)	$(82,358)	$(116,995)	$77,364	$130,914	$182,327	$171,190	$132,321	—
December 31, 2004 (2)	27,175	52,388	62,710	108,181	173,610	176,752	131,520	—

(1)	The ratio of the cumulative one year gap to total interest rate sensitive assets was (20%) as of March 31, 2006, 11% as of December 31, 2005, and 4% as of December 31, 2004.
(2)	Adjusted for the medallion loan 40% prepayment assumption results in cumulative one year negative interest rate gap and related ratio of ($24,281,000) or (3%), for March 31, 2006, compared to positive interest rate gaps of $47,912,000 or 6% for December 31, 2005 and $136,030,000 or 21% for December 31, 2004.

Our interest rate sensitive assets were $794,558,000, and interest rate sensitive liabilities were $665,607,000, as of March 31, 2006. The one-year cumulative interest rate gap was ($157,250,000) or (20%) of interest rate sensitive assets, compared to a positive gap of $47,912,000, or 6% as of December 31, 2005. However, using our estimated 40% prepayment/refinancing rate for medallion loans to adjust the interest rate gap resulted in an improved negative gap of ($24,281,000) or (3%) as of March 31, 2006. We seek to manage interest rate risk by originating adjustable-rate loans, by incurring fixed-rate indebtedness, by evaluating appropriate derivatives, pursuing securitization opportunities, and by other options consistent with managing interest rate risk.

Interest Rate Cap Agreements

From time-to time, we enter into interest rate cap agreements to manage the exposure of the portfolio to increases in market interest rates by hedging a portion of our variable-rate debt against increases in interest rates. There were no interest rate caps outstanding during the 2006 and 2005 first quarters.

Liquidity and Capital Resources

Our sources of liquidity are the revolving line of credit with Merrill Lynch, unfunded commitments from the SBA for long-term debentures that are issued to or guaranteed by the SBA, loan amortization and prepayments, participations or sales of loans to third parties, and our ability to raise brokered certificates of deposit through Medallion Bank. As a RIC, we are required to distribute at least 90% of our investment company taxable income; consequently, we have primarily relied upon external sources of funds to finance growth. The Trust’s $475,000,000 revolving line of credit with Merrill Lynch has availability of $135,736,000 as of March 31, 2006. At the current required capital levels, it is expected, although there can be no guarantee, that deposits of approximately $11,800,000 could be raised by Medallion Bank to fund future loan origination activity, and $15,000,000 available under a Fed Funds line with a commercial bank. In addition, Medallion Bank as a non-RIC subsidiary is allowed, and for three years required, to retain all earnings in the business to fund future growth. We have $13,500,000 of additional funding commitments with the SBA, which requires a capital contribution from us of $4,500,000. Since SBA financing subjects its recipients to certain regulations, we will seek funding at the subsidiary level to maximize its benefits. Lastly $2,033,000 was available under a revolving credit agreements with commercial banks.

The components of our debt were as follows as of March 31, 2006. See notes 3 and 4 to the March 31, 2006 “Consolidated Financial Statements” for details of the contractual terms of our borrowings.

(In Thousands)	Balance	Percentage	Rate (1)
Revolving line of credit	$339,263	51%	5.00%
Certificates of deposit	217,472	33	3.69
SBA debentures	77,250	12	6.05
Notes payable to banks	20,958	3	7.43
Margin loan	10,664	1	5.50

Total outstanding debt	$665,607	100%	4.78

(1)	Weighted average contractual rate as of March 31, 2006.

Our contractual obligations expire on or mature at various dates through September 1, 2015. The following table shows all contractual obligations at December 31, 2005.

	Payments due by period
	Less than 1 year	1 – 2 years	2 – 3 years	3 – 4 years	4 – 5 years	More than 5 years	Total
Floating rate borrowings	$322,106,000	$1,559,000	$—	$—	$—	$—	$323,665,000
Fixed rate borrowings	127,768,000	40,188,000	31,358,000	19,793,000	—	77,250,000	296,357,000
Operating lease obligations	1,067,000	1,153,000	1,032,000	1,025,000	1,025,000	5,144,000	10,446,000

Total	$450,941,000	$42,900,000	$32,390,000	$20,818,000	$1,025,000	$82,394,000	$630,468,000

We value our portfolio at fair value as determined in good faith by management and approved by the board of directors in accordance with our valuation policy. Unlike certain lending institutions, we are not permitted to establish reserves for loan losses. Instead, we must value each individual investment and portfolio loan on a quarterly basis. We record unrealized depreciation on investments and loans when we believe that an asset has been impaired and full collection is unlikely. We record unrealized appreciation on equities if it has a clear indication that the underlying portfolio company has appreciated in value and, therefore, our equity investment has also appreciated in value. Without a readily ascertainable market value, the estimated value of the our portfolio of investments and loans may differ significantly from the values that would be placed on the portfolio if there existed a ready market for the investments. We adjust the valuation of the portfolio quarterly to reflect management’s estimate of the current fair value of each investment in the portfolio. Any changes in estimated fair value are recorded in our statement of operations as net unrealized appreciation (depreciation) on investments.

In addition, the illiquidity of our loan portfolio and investments may adversely affect our ability to dispose of loans at times when it may be advantageous for us to liquidate such portfolio or investments. In addition, if we were required to liquidate some or all of the investments in the portfolio, the proceeds of such liquidation may be significantly less than the current value of such investments. Because we borrow money to make loans and investments, our net operating income is dependent upon the difference between the rate at which we borrow funds and the rate at which we invest these funds. As a result, we cannot assure you that a significant change in market interest rates will not have a material adverse effect on our interest income. In periods of sharply rising interest rates, our cost of funds would increase, which would reduce our net operating income before net realized and unrealized gains. We use a combination of long-term and short-term borrowings and equity capital to finance our investing activities. Our long-term fixed-rate investments are financed primarily with short-term floating-rate debt, and to a lesser extent by term fixed-rate debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. Such techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. We have analyzed the potential impact of changes in interest rates on interest income net of interest expense. Assuming that the balance sheet were to remain constant and no actions were taken to alter the existing interest rate sensitivity, a hypothetical immediate 1% increase in interest rates would have positively impacted net increase in net assets resulting from operations as of March 31, 2006 by approximately $1,078,000 on an annualized basis, compared to ($100,000) as of December 31, 2005, and the impact of such an immediate 1% change over a one year period would have been ($1,179,000) compared to ($753,000) as of December 31, 2005. Although our management believes that this measure is indicative of our sensitivity to interest rate changes, it does not adjust for potential changes in credit quality, size and composition of the assets on the balance sheet, and other business developments that could affect net increase in net assets resulting from operations in a particular quarter or for the year taken as a whole. Accordingly, no assurances can be given that actual results would not differ materially from the potential outcome simulated by these estimates.

We continue to work with investment banking firms and other financial intermediaries to investigate the viability of a number of other financing options which include, among others, the sale or spin off certain assets or divisions, the development of a securitization conduit program, and other independent financing for certain subsidiaries or asset classes. These financing options would also provide additional sources of funds for both external expansion and continuation of internal growth.

The following table illustrates sources of our available funds and each of our subsidiaries, and amounts outstanding under credit facilities and their respective end of period weighted average interest rates as of March 31, 2006. See notes 3 and 4 to the March 31, 2006 “Consolidated Financial Statements” for additional information about each credit facility.

(Dollars in thousands)	Medallion Financial Corp.	Medallion Funding Corp.	Medallion Capital	Medallion Business Credit	Fresh Start Venture Capital	Medallion Bank	Total	12/31/05
Cash	$1,921	$3,112	$15,068	$2,903	$697	$9,164	$32,865	$43,036
Bank loans (1)	15,000	6,000					21,000	19,000
Amounts undisbursed	1,000	2,033					3,033	13,500
Amounts outstanding	14,000	6,958					20,958	8,550
Average interest rate	7.75%	6.79%					7.43%	6.76%
Maturity	6/06	07/06-6/07					7/06-6/07	2/06-6/07
Lines of credit (2)		475,000					$475,000	$325,000
Amounts undisbursed		135,736					135,736	20,547
Amounts outstanding		339,263					339,263	304,453
Average interest rate		5.00%					5.00%	4.53%
Maturity		9/08					9/08	9/06
Margin loan	$10,664						$10,664	$10,663
Average interest rate	5.50%						5.50%	5.00%
Maturity	N/A						N/A	N/A
SBA debentures (3)			$46,750		$44,000		$90,750	$77,250
Amounts undisbursed			13,500		0		13,500	0
Amounts outstanding			33,250		44,000		77,250	77,250
Average interest rate			6.02%		6.08%		6.05%	6.02%
Maturity			9/11-9/15		9/11-3/16		9/11-3/16	9/11-9/15
Certificates of deposit						$217,472	$217,472	$219,107
Average interest rate						3.69%	3.69%	3.47%
Maturity						4/06-9/09	4/06-9/09	1/06-9/09

Total cash and amounts remaining undisbursed under credit facilities	$2,921	$140,881	$28,568	$2,903	$697	$9,164	$185,134	$77,083

Total debt outstanding	$24,664	$346,221	$33,250	—	$44,000	$217,472	$665,607	$620,022

(1)	In January 2005, Medallion Funding entered into a $4,000,000 revolving note agreement with Atlantic Bank which was increased to $6,000,000 in March 2006, and which matures in August 2006, and is secured by medallion loans in process of being sold to the Trust.
(2)	In January 2006, this line of credit was extended for an additional two years to September 2008, with the committed amount adjusting to $475,000,000.
(3)	In March 2006, the SBA approved a $13,500,000 commitment for Medallion Capital to issue additional debentures to the SBA during a ten year period upon payment of a 1% fee and the infusion of $4,500,000 of additional capital.

Loan amortization, prepayments, and sales also provide a source of funding for us. Prepayments on loans are influenced significantly by general interest rates, medallion loan market rates, economic conditions, and competition. We believe that our credit facilities with Merrill Lynch and the SBA, deposits generated at Medallion Bank, and cash flow from operations (after distributions to shareholders) will be adequate to fund the continuing operations of our loan portfolio. Also, Medallion Bank is not a RIC, and therefore is able to retain earnings to finance growth.

Off Balance Sheet Arrangements

We have no off balance sheet arrangements.

Critical Accounting Policies

The SEC has recently issued cautionary advice regarding disclosure about critical accounting policies. The SEC defines critical accounting policies as those that are both most important to the portrayal of a company’s financial condition and results, and that require management’s most difficult, subjective, or complex judgments, often as a result of the need to make estimates about matters that are inherently uncertain and may change materially in subsequent periods. The preparation of our consolidated financial statements requires estimates and assumptions that affect amounts reported and disclosed in the financial statements and related notes. Significant estimates made by us include valuation of loans, evaluation of the recoverability of accounts receivable and income tax assets, and the assessment of litigation and other contingencies. The matters that give rise to such provisions are inherently uncertain and may require complex and subjective judgments. Although we believe that estimates and assumptions used in determining the recorded amounts of net assets and liabilities as of March 31, 2006 and December 31, 2005, are reasonable, actual results could differ materially from the estimated amounts recorded in our financial statements.

Recently Issued Accounting Standards

In February 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” an amendment of SFAS No. 133 and 140. This statement permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are free standing derivatives or that are hybrid financial instruments that contain an embedded derivative that require bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006, as defined. We do not expect that the adoption of SFAS No. 155 will have a material impact on our consolidated financial position or results of operations.

In December 2004, the FASB issued SFAS No. 123 (revised 2004), “Share-Based Payment,” (SFAS No. 123R), which supercedes Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees.” The revised statement addresses the accounting for share-based payment transactions with employees and other third parties, eliminates the ability to account for share-based transactions using APB No. 25 and requires that the compensation costs relating to such transactions be recognized in the consolidated financial statements. FAS No. 123R requires additional disclosures relating to the income tax and cash flow effects resulting from share-based payments. On April 14, 2005, the SEC announced it would permit most registrants subject to its oversight additional time to implement the requirements in SFAS No. 123(R). As announced, the SEC will permit companies to implement SFAS No. 123(R) at the beginning of their next fiscal year (instead of their next reporting period) that begins after June 15, 2005.

We apply SFAS No. 123R, Accounting for Stock-Based Compensation, and related interpretations in accounting for its stock option plans effective January 1, 2006, and accordingly, we have begun to expense these grants as required. Stock-based employee compensation costs pertaining to stock options is reflected in net income, for both any new grants, as well as for all unvested options outstanding at December 31, 2005, in both cases using the fair values established by usage of the Black-Scholes option pricing model, expensed over the vesting period of the underlying option. Previously, we applied APB Opinion No. 25 and related Interpretations in accounting for all the plans. Accordingly, no compensation cost was recognized under these plans, and we followed the disclosure-only provisions of SFAS No. 123 and SFAS No. 148, Accounting for Stock-Based Compensation Transition and Disclosure.

We elected the modified prospective transition method for adopting SFAS No. 123R. Under this method, the provisions of SFAS 123R apply to all awards granted or modified after the date of adoption. As of March 31, 2006, the total remaining unrecognized compensation cost related to unvested stock options was approximately $216,000, which is expected to be recognized over the next seven quarters.

SENIOR SECURITIES

Information about our senior securities is shown in the following table as of December 31 for the years indicated in the table, unless otherwise noted. The information contained in the table for the years 1996 through 2005 has been derived from our audited financial statements. Weiser LLP’s report on the senior securities table is attached as an exhibit to the registration statement of which this prospectus is a part.

Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage Per Unit(2)	Involuntary Liquidating Preference Per Unit(3)	Average Market Value Per Unit (Exclude Bank Loans)(4)
1996	4,500,000	14.11	—	N/A
1997	16,100,000	9.27	—	N/A
1998	47,350,000	4.15	—	N/A
1999	91,200,000	2.73	—	N/A
2000	106,500,000	2.39	—	N/A
2001	85,000,000	3.06	—	N/A
2002	36,921,000	5.38	—	N/A
2003	4,000,000	41.53	—	N/A
2004	11,700,000	15.57	—	N/A
2005	5,500,000	31.25	—	N/A

(1)	Total amount of each class of senior securities outstanding at the end of the period presented.
(2)	Asset coverage per unit is the ratio of the carrying value of our total consolidated assets, less all liabilities and indebtedness not represented by senior securities, to the aggregate amount of senior securities representing indebtedness. Asset coverage per unit is expressed in terms of dollar amounts per $1,000 of indebtedness.
(3)	The amount to which such class of senior security would be entitled upon the voluntary liquidation of the issuer in preference to any security junior to it. The “—” in this column indicates that the SEC expressly does not require this information to be disclosed for certain types of senior securities.
(4)	Not applicable because senior securities are not registered for public trading.

BUSINESS

Overview

We are a specialty finance company that has a leading position in originating, acquiring and servicing loans that finance taxicab medallions. We also finance various types of commercial businesses and originate consumer loans for the purchase of recreational vehicles and boats. Our core philosophy has been “In niches there are riches.” We try to identify markets that are profitable and where we can become an industry leader. Our investment objectives are to provide a high level of distributable income, consistent with the preservation of capital, as well as long-term growth of net asset value. For additional information about our business and operations, see “Management’s Discussion and Analysis of Financial Condition and Results of Operations.”

Since 1996, the year in which we became a public company, we have increased each of our taxicab medallion loan portfolio and our other commercial loan portfolio at a compound annual growth rate of 15%. Since we began originating consumer loans, we have increased that portfolio by $17,852,000 as of March 31, 2006. Total assets under our management, which includes assets serviced for third party investors, were approximately $843,503,000 as of March 31, 2006 and $802,000,000 as of December 31, 2005, and have grown at a compound annual growth rate of 16% from $215,000,000 at the end of 1996. Since our initial public offering in 1996, we have paid dividends in excess of $90,000,000 or $6.31 per share.

We conduct our business through various wholly-owned subsidiaries including:

•	Medallion Funding Corp., or Medallion Funding, a Small Business Investment Company, or SBIC, and a RIC, our primary taxicab lending company;

•	Medallion Business Credit, a RIC, an originator of loans to small businesses for the purpose of financing inventory and receivables;

•	Medallion Capital, an SBIC and a RIC, which conducts a mezzanine financing business;

•	Freshstart Venture Capital Corp., or Freshstart, an SBIC and a RIC, which originates and services taxicab medallion and commercial loans; and

•	Medallion Bank, a bank regulated by the FDIC and the Utah Department of Financial Institutions to originate taxicab medallion, commercial, and consumer loans, to raise deposits, and to conduct other banking activities.

We are a closed-end, non-diversified management investment company under the 1940 Act. We have elected to be treated as a business development company under the 1940 Act. We have also elected to be treated for federal income tax purposes as a regulated investment company, or RIC, under Subchapter M of the Code. As a RIC, we generally do not have to pay corporate-level federal income taxes on any net ordinary income or capital gains that we distribute to our shareholders as dividends if we meet certain source-of-income and asset diversification requirements. Medallion Bank is not a RIC and must pay corporate-level federal income taxes.

We are internally managed by our executive officers under the supervision of our board of directors. As a result, we do not pay investment advisory fees, but instead we incur the operating costs associated with employing investment and portfolio management professionals. Alvin Murstein, our chairman and chief executive officer, has over 45 years of experience in the ownership, management, and financing of taxicab medallions and other commercial businesses. Andrew M. Murstein, our president, is the third generation in his family to participate in the business.

Our Market

We provide loans to individuals and small to mid-size businesses in three primary markets:

•	loans that finance taxicab medallions;

•	loans that finance commercial businesses; and

•	loans that finance consumer purchases of recreational vehicles, boats, and horse trailers.

The following chart shows the components of our $777,453,626 net investment portfolio as of March 31, 2006.

In addition to our finance business, we also conducted a taxicab rooftop advertising business. We discontinued these operations during the 2004 third quarter upon the merger of Medallion Taxi Media with a subsidiary of Clear Channel Communications, and the sale of Medallion Media Japan to its management.

Medallion Loans

Taxi medallion loans of $497,763,372 comprised 64% of our $777,453,626 net investment portfolio as of March 31, 2006 and taxi medallion loans of approximately $449,673,000 comprised 62% of our $723,253,000 net investment portfolio as of December 31, 2005. Since 1979, we have originated, on a combined basis, approximately $579,512,000 in medallion loans in New York City, Chicago, Boston, Newark, Cambridge, and other cities within the United States. In addition, our management has a long history of owning, managing, and financing taxicab fleets, taxicab medallions, and corporate car services, dating back to 1956.

Medallion loans collateralized by New York City taxicab medallions and related assets comprised approximately 80% of the value of the medallion loan portfolio as of March 31, 2006 and 78% of the value of the medallion loan portfolio as of December 31, 2005. The TLC estimates that the total value of all of New York City taxicab medallions and related assets exceeds $5 billion as of December 31, 2005. We estimate that the total value of all taxicab medallions and related assets in the U.S. exceeds $7.5 billion as of June 30, 2006. The total amount of medallion loans under our management was $504,708,000 as of March 31, 2006, compared to $458,457,000 as of December 31, 2005.

Although some of the medallion loans have from time to time been in arrears or in default, our loss experience on medallion loans has been negligible. We believe that our medallion loan portfolio is of high credit quality because medallions have generally increased in value and are relatively simple to repossess and resell in an active market. In the past, when a borrower has defaulted on a loan, we have repossessed the medallion collateralizing that loan. If the loan was not brought current, the medallion was sold in the active market at prices at or in excess of the amounts due.

The following table displays information on medallion loans outstanding in each of our major markets as of March 31, 2006:

Medallion Loans	# of Loans (In Thousands)	% of Medallion Loan Portfolio (1)	Average Interest Rate (2)	Principal Balance (In Thousands)
New York	1,396	79.8%	6.36%	$397,505
Chicago	346	10.3	7.02	51,301
Boston	182	6.0	7.57	29,843
Newark	67	1.4	8.42	6,645
Cambridge	35	1.2	7.30	6,223
Other	46	1.3	7.53	6,382
Total medallion loans	2,072	100.0	6.55	497,899
Deferred loan acquisition costs				1,226
Unrealized depreciation on loans				(1,362)
Net medallion loans				$497,763

(1)	Based on principal balance outstanding.
(2)	Based on the contractual adjustable or fixed rates of the portfolios as of March 31, 2006.

The New York City Market. A New York City taxicab medallion is the only permitted license to operate a taxicab and accept street hails in New York City. As reported by the TLC, individual (owner-driver) medallions sold for approximately $359,000 and corporate medallions sold for approximately $450,000 as of March 31, 2006. The number of taxicab medallions is limited by law, and as a result of the limited supply of medallions, an active market for medallions has developed. The law limiting the number of medallions also stipulates that the ownership for the 12,779 medallions outstanding as of December 31, 2005 shall remain divided into 5,112 individual medallions and 7,667 fleet or corporate medallions. Corporate medallions are more valuable because they can be aggregated by businesses, leased to drivers, and operated for more than one shift. New York City auctioned 600 additional medallions during 2004 and auctioned an additional 308 medallions during June 2006. The medallions auctioned in June 2006 were restricted to hybrid fuel vehicles and wheelchair accessible vehicles. New York City announced a 25% fare hike to support the increased level of medallions, which took effect in the second quarter of 2004. The results of the auctions held were highly successful with a large number of bids received, and record-setting medallion values established, with corporate hybrid medallions alone garnering a minimum acceptable bid of $500,500.

A prospective medallion owner must qualify under the medallion ownership standards set and enforced by the TLC. These standards prohibit individuals with criminal records from owning medallions, require that the funds used to purchase medallions be derived from legitimate sources, and mandate that taxicab vehicles and meters meet TLC specifications. In addition, before the TLC will approve a medallion transfer, the TLC requires a letter from the seller’s insurer stating that there are no outstanding claims for personal injuries in excess of insurance coverage. After the transfer is approved, the owner’s taxicab is subject to quarterly TLC inspections.

Most New York City medallion transfers are handled through approximately 30 medallion brokers licensed by the TLC. In addition to brokering medallions, these brokers also arrange for TLC documentation insurance, vehicles, meters, and financing. We have excellent relations with many of the most active brokers and regularly receive referrals from them. Brokers generated 5% of the loans originated for the quarter ended March 31, 2006 and 23% for the year-ended December 31, 2005. However, we receive most of our referrals from a small number of brokers.

The Chicago Market. We estimate that Chicago medallions currently sell for approximately $49,581 as of March 31, 2006. Pursuant to a municipal ordinance, the number of outstanding medallions is currently capped at 6,800. We estimate that the total value of all Chicago medallions and related assets is over $475,000,000 as of December 31, 2005.

The Boston Market. We estimate that Boston medallions currently sell for approximately $325,500 as of March 31, 2006. The number of Boston medallions is currently capped at 2,025. We estimate that the total value of all Boston medallions and related assets is over $699,000,000 as of December 31, 2005.

The Newark Market. We estimate that Newark medallions currently sell for approximately $210,000 as of March 31, 2006. The number of Newark medallions has been limited to 600 since 1950 by local law. We estimate that the total value of all Newark medallions and related assets is over $138,000,000 as of December 31, 2005.

The Cambridge Market. We estimate that Cambridge medallions currently sell for approximately $300,000 as of March 31, 2006. The number of Cambridge medallions has been limited to 248 since 1945 by a Cambridge city ordinance. We estimate that the total value of all Cambridge medallions and related assets is over $82,000,000 as of December 31, 2005.

Commercial Loans

Commercial loans finance either the purchase of the equipment and related assets necessary to open a new business or the purchase or improvement of an existing business. From the inception of the commercial loan business in 1987 through March 31, 2006, we have originated more than 10,000 commercial loans for an aggregate principal amount of approximately $720,773,000. Commercial loans of $146,998,855 comprised 18.9% of our $777,453,626 net investment portfolio as of March 31, 2006 and commercial loans of $145,796,000 comprised 20% of our $723,253,000 net investment portfolio as of December 31, 2005. We have increased our commercial loan activity in recent years to 20% of net investments, primarily because of the attractive higher yielding, floating rate nature of most of this business. The outstanding balances of commercial loans have grown at a compound annual rate of 15% since 1996, although balances declined during 2002 and 2003, as we sought to increase liquidity by selling and not renewing certain loans, and have grown 55% during 2004, reflecting a return to our historical growth patterns. The increase since 1996 has been primarily driven by internal growth through the origination of additional commercial loans. We plan to continue expanding our commercial loan activities by developing a more diverse borrower base, a wider geographic area of coverage, and by expanding targeted industries.

Commercial loans are generally secured by equipment, accounts receivable, real estate, or other assets, and have interest rates averaging 325 basis points over the prevailing prime rate. As with medallion loans, the vast majority of the principals of borrowers personally guarantee commercial loans. The aggregate realized loss of principal on commercial loans has averaged less than 2.0% per annum for the last five years.

The following table displays information on the types of loans outstanding in our commercial loan portfolio as of March 31, 2006:

Commercial Loans	# of Loans (In Thousands)	% of Commercial Net Portfolio (1)	Average Interest Rate (2)	Principal Balance (In Thousands)
Asset-based	77	51.2%	10.14%	$78,115
Secured mezzanine	32	30.2	13.74	46,023
Other secured commercial	149	18.6	6.85	28,315
Total commercial loans	258	100.0	10.66	152,453
Deferred loan acquisition costs				514
Unrealized depreciation on loans				(5,968)
Net commercial loans				$146,999

(1)	Based on principal balance outstanding
(2)	Based on the contractual rates of the portfolios as of March 31, 2006.

Asset Based Loans. Through our subsidiary Medallion Business Credit, we originate, manage, and service asset-based loans to small businesses which require working capital credit facilities ranging from $500,000 to $3,500,000. These loans represent approximately 51% of the commercial loan portfolio as of March 31, 2006 and 47% of the commercial loan portfolio as of December 31, 2005. The credit facilities are secured principally by the borrower’s accounts receivable, but may also be secured by inventory, machinery, equipment and/or real estate, and are personally guaranteed by the principals. Currently, our clients are mostly located in the New York metropolitan area and include manufacturers, distributors, and service organizations. We had successfully established 45 credit lines as of March 31, 2006.

Secured Mezzanine Loans. Through our subsidiary Medallion Capital, we originate both senior and subordinated loans to businesses in a variety of industries, including radio and television stations, airport food service operations, and various manufacturing concerns. These loans are primarily secured by a second position on all assets of the businesses, range from $1,000,000 to $5,000,000, and represent approximately 30% of our commercial loan portfolio as of March 31, 2006 and 35% as of December 31, 2005. Frequently, we receive warrants to purchase an equity interest in the borrowers of secured mezzanine loans.

Other Secured Commercial Loans. We originate other commercial loans that are not concentrated in any particular industry. These loans represent approximately 18.6% of the commercial loan portfolio as of March 31, 2006 and 18% of the commercial loan portfolio as of the December 31, 2005. Historically, this portfolio had consisted of fixed-rate loans, but substantially all business originated over the last four years has been at adjustable interest rates, generally repricing on their anniversary date. Borrowers include food service, real estate, dry cleaner, and laundromat businesses.

SBA Section 7(a) Loans. Through our subsidiary Business Lenders, we originated loans under the Section 7(a) program of the SBA. On October 17, 2005, we sold substantially all of the assets of Business Lenders to a subsidiary of Merrill Lynch.

Consumer Loans

Consumer loans of $90,290,515 comprised 12% of our $777,453,626 net investment portfolio as of March 31, 2006 and consumer loans of $85,678,412 comprised 12% of our $723,252,919 net investment portfolio as of December 31, 2005. The loans are collateralized by recreational vehicles, boats, and trailers located in all 50 states. The portfolio is serviced by a third party subsidiary of a major commercial bank. We believe that our consumer loan portfolio is of acceptable credit quality given the high interest rates earned on the loans, which compensate for the higher degree of credit risk in the portfolio.

Our Strategy

Our core philosophy has been “In niches there are riches.” We try to identify markets that are profitable and where we can be an industry leader. Key elements of our strategy include:

Capitalize on our relationships with brokers and dealers. We are committed to establishing, building and maintaining our relationships with our brokers and dealers. Our marketing efforts are focused on building relationships with brokers in the medallion market and dealers in the consumer market. We believe that our relationships with brokers and dealers provide us with, in addition to potential investment opportunities, other significant benefits, including an additional layer of due diligence and additional monitoring capabilities. We have assembled a management team that has developed an extensive network of broker and dealer relationships in our target market over the last 50 years. We believe that our management team’s relationships with these brokers and dealers have and will continue to provide us with significant investment opportunities. As of March 31, 2006, approximately 5% of our completed investment transactions (based on the fair value of our investments as of March 31, 2006) were generated by brokers and dealers.

Employ disciplined underwriting policies and maintain rigorous portfolio monitoring. We have an extensive investment underwriting and monitoring process. We conduct a thorough analysis of each potential investment and its prospects, competitive position, financial performance and industry dynamics. We stress the importance of credit and risk analysis in our underwriting process. We believe that our continued adherence to this disciplined process will permit us to continue to generate a stable, diversified and increasing revenue stream of current income from our debt investments to enable us to make distributions to our shareholders.

Leverage the skills of our experienced management team. Our management team is led by our Chief Executive Officer, Mr. Alvin Murstein, and our President, Mr. Andrew M. Murstein. Alvin Murstein has over 45 years of experience in the ownership, management, and financing of taxicab medallions and other commercial businesses and Andrew M. Murstein is the third generation in his family to participate in the business. The other members of our management team have broad investment backgrounds, with prior experience at specialty finance companies, middle market commercial banks and other financial services companies. We believe that the experience and contacts of our management team will continue to allow us to effectively implement the key aspects of our business strategy.

Perform Strategic Acquisitions. In addition to increasing market share in existing lending markets and identifying new niches, we seek to acquire medallion financing businesses and related portfolios and specialty finance companies that make secured loans to small businesses which have experienced historically low loan losses similar to our own. Since our initial public offering in May 1996, eight specialty finance companies, four loan portfolios, and three taxicab rooftop advertising companies have been acquired. Our most recent acquisitions were the purchase of a recreational vehicle/marine loan portfolio by Medallion Bank in April 2004 for $86,309,000 and the purchase of a taxicab medallion loan portfolio by Medallion Funding and Medallion Bank in January 2006 for $35,703,391.

Investment Activity

The following table sets forth the components of investment activity in the investment portfolio for the periods indicated.

	Year ended December 31,
	2005	2004	2003
Net investments at beginning of period	$643,541,008	$379,158,525	$356,246,444
Investments originated	337,885,639	303,369,002	248,225,892
Repayments of investments	(225,381,052)	(144,835,651)	(232,171,193)
Cash received for sold BLL SBA Section 7(a) loans	(19,414,095)	—	—
Transfers from (to) other assets/liabilities	(7,011,897)	(439,841)	2,362,534
Net increase in unrealized appreciation (depreciation) (1) (2)	(6,558,733)	(4,539,807)	(6,672,904)
Amortization of origination costs	(1,935,600)	(1,704,194)	(1,376,641)
Net realized gains (losses) on investments (3)	1,243,041	(256,347)	11,688,310
Realized gains on sales of loans	884,608	474,074	856,083
Purchase of consumer loan portfolio	—	80,631,534	—
Clear Channel stock received in exchange for investment in Medallion Taxi Media	—	31,683,703	—

Net increase (decrease) in investments	79,711,911	264,382,483	22,912,081

Net investments at end of period	$723,252,919	$643,541,008	$379,158,525

(1)	Net of unrealized depreciation related to Medallion Taxi Media of $0, $2,826,600, and $3,932,828 for the years ended December 31, 2005, 2004, and 2003.
(2)	Excludes net unrealized depreciation of $1,123,136, $512,281, and $317,361 for the years ended December 31, 2005, 2004, and 2003, respectively, related to foreclosed properties, which are carried in other assets on the consolidated balance sheet.
(3)	Excludes net realized losses of $162,037, $38,639, and $161,682 for the years ended December 31, 2005, 2004, and 2003, related to foreclosed properties, which are carried in other assets on the consolidated balance sheet.

Investment Characteristics

Medallion Loans. Our medallion loan portfolio consists of mostly fixed-rate loans, collateralized by first security interests in taxicab medallions and related assets (vehicles, meters, and the like). The portfolio was originated at an approximate loan-to-value ratio range of 80-90%. We estimate that the average loan-to-value ratio of all of the medallion loans was approximately 55% as of March 31, 2006. In addition, we have recourse against a vast majority of the owners of the taxicab medallions and related assets through personal guarantees.

Medallion loans generally require equal monthly payments covering accrued interest and amortization of principal over a ten to fifteen year schedule, subject to a balloon payment of all outstanding principal after four or five years. More recently, we have begun to originate loans with one-to-three year maturities where interest rates are adjusted and a new maturity period set. Borrowers may prepay medallion loans upon payment of a fee of approximately 90 days’ interest.

We generally retain the medallion loans we originate; however, from time to time, we participate or sell shares of some loans or portfolios to interested third party financial institutions. In these cases, we retain the borrower relationships and service the sold loans.

Commercial Loans. We have originated commercial loans in principal amounts ranging from $50,000 to approximately $5,000,000. These loans are generally retained and typically have maturities ranging from one to ten years and require equal monthly payments covering accrued interest and amortization of principal over a four to five year term. Substantially all loans generally may be prepaid with a fee ranging from 30 to 120 days’ interest. The term of, and interest rate charged on, certain of our outstanding loans are subject to SBA regulations. Under SBA regulations, the maximum rate of interest permitted on loans originated by us is 19%. Unlike medallion loans, for which competition precludes us from charging the maximum rate of interest permitted under SBA regulations, we are able to charge the maximum rate on certain commercial loans. We believe that the increased yield on commercial loans compensates for their higher risk relative to medallion loans and further illustrates the benefits of diversification.

Commercial loans are generally originated at an average loan-to-value ratio of 70 to 75%. Substantially all of the commercial loans are collateralized by security interests in the assets being financed by the borrower. In addition, we have recourse against the vast majority of the principals of borrowers who personally guarantee the loans. Although personal guarantees increase the commitment of borrowers to repay their loans, we cannot assure you that the assets available under personal guarantees would, if required, be sufficient to satisfy the obligations secured by such guarantees. In certain cases, equipment vendors may provide full and partial recourse guarantees on loans.

Consumer Loans. Consumer loans generally require equal monthly payments covering accrued interest and amortization of principal over a negotiated term, generally around ten years. Interest rates offered are both floating and fixed, and certain of the floating rate notes have built in caps or floors. Borrowers may prepay consumer loans without any prepayment penalty. In general, Medallion Bank has established relationships with dealers in the industry, who are the sources for most of the customers of Medallion Bank.

Marketing, Origination, and Loan Approval Process

We employ 16 loan originators to originate medallion and commercial loans. Each loan application is individually reviewed through analysis of a number of factors, including loan-to-value ratios, a review of the borrower’s credit history, public records, personal interviews, trade references, personal inspection of the premises, and approval from the TLC, SBA, or other regulatory body, if applicable. Each applicant is required to provide personal or corporate tax returns, premises leases, and/or property deeds. Senior management establishes loan origination criteria. Loans that conform to such criteria may be processed by a loan officer with the proper credit authority, and non-conforming loans must be approved by the chief executive officer and/or the chief credit officer. Both medallion and commercial loans are sourced from brokers with extensive networks of applicants, and commercial loans are also referred by contacts with banks, attorneys, and accounting firms. Consumer loans are primarily sourced through relationships which have been established with recreational vehicle and boat dealers throughout our market area.

Sources Of Funds

We have historically funded our lending operations primarily through credit facilities with bank syndicates and, to a lesser degree, through fixed-rate, senior secured notes and long-term subordinated debentures issued to or guaranteed by the SBA. Since the inception of Medallion Bank, substantially all of Medallion Bank’s funding has been provided by FDIC insured brokered certificates of deposit. The determination of funding sources is established by our management, based upon an analysis of the respective financial and other costs and burdens associated with funding sources. Our funding strategy and interest rate risk management strategy is to have the proper structuring of debt to minimize both rate and maturity risk, while maximizing returns with the lowest cost of funding over an intermediate period of time.

Merrill Lynch Line of Credit

In September 2002, we established the Trust, a statutory trust that is 100% beneficially owned by Medallion Funding. The Trust was established for the purpose of owning medallion loans originated by Medallion Funding or others. The Trust is a separate legal and corporate entity with its own creditors who, in any liquidation of the Trust, will be entitled to be satisfied out of the Trust’s assets prior to any value in the Trust becoming available to the Trust’s equity holders. The assets of the Trust, aggregated $381,142,000 as of March 31, 2006 and $344,594,000 as of December 31, 2005. As of March 31, 2006, approximately 68.5% of our medallion loan portfolio was held by the Trust.

In September 2002, the Trust entered into a revolving line of credit agreement with Merrill Lynch to provide financing to acquire medallion loans from Medallion Funding. Borrowings under the Trust’s revolving line of credit are collateralized by the Trust’s assets. Medallion Funding is the servicer of the loans owned by the Trust. The line of credit includes a borrowing base covenant and rapid amortization in certain circumstances. In addition, if certain financial tests are not met, Medallion Funding can be replaced as the servicer. In January 2006, an amendment was made to the line of credit to increase the size of the facility to $475,000,000 and to extend the maturity date to September 2008. Effective January 2005, the interest rate was generally LIBOR plus 0.75% with an unused facility fee of 0.375% on unused amounts up to $250,000,000, and effective September 2003, was LIBOR plus 1.25% and 0.125%, and prior to that was LIBOR plus 1.50% and 0.375%. As of March 31, 2006, $339,263,000 had been drawn down under this line.

Brokered Deposits

In January 2004, Medallion Bank commenced raising deposits to fund the purchase of various affiliates’ loan portfolios. The deposits were raised through the use of investment brokerage firms who package deposits qualifying for FDIC insurance into pools that are sold to Medallion Bank. The rates paid on the deposits are highly competitive with market rates paid by other financial institutions and include a brokerage fee of 0.25% to 0.55%, depending on the maturity of the deposit, which is capitalized and amortized to interest expense over the life of the respective pool. The total amount capitalized as of March 31, 2006, December 31, 2005 and December 31, 2004 was $678,000, $747,000 and $624,000, and $162,000, $585,000 and $395,000 was amortized to interest expense during March 31, 2006, and December 31, 2005 and 2004. Interest on the deposits is accrued daily and paid monthly, semiannually, or at maturity.

SBA Commitments

During 2001, Freshstart and Medallion Capital were approved by the SBA to receive $36,000,000 each in funding over a period of five years. In November 2003, Freshstart applied for and received an additional commitment of $8,000,000. As of December 31, 2005, these commitments had been fully utilized. On March 1, 2006, the SBA approved an additional $13,500,000 commitment for Medallion Capital to issue additional debentures to the SBA during a ten year period upon payment of a 1% fee and the infusion of $4,500,000 of additional capital.

Sterling National Bank

In April 2004, we entered into a $15,000,000 revolving note agreement with Sterling National Bank that matured on April 25, 2005, which maturity was extended by Sterling National Bank for 60 days. On June 28, 2005, the maturity date was further extended to July 31, 2005. On July 28, 2005, the maturity date of the note agreement was extended until June 30, 2006, and on June 16, 2006, the note agreement was further amended and the maturity date was extended until August 31, 2006. The line is secured by certain of our pledged assets and Medallion Business Credit’s pledged assets, and is subject to periodic borrowing base requirements. The line bears interest at the prime rate, payable monthly, and is subject to an unused fee of 0.125%. As of March 31, 2006, $14,000,000 had been drawn down under this line.

Bear Stearns Margin Loan

In November 2004, we entered into a margin loan agreement with Bear Stearns, & Co. Inc. The margin loan is secured by the pledged stock of Clear Channel held by us, and is generally available at 60% of the current fair market value of the Clear Channel stock or $11,970,000 as of March 31, 2006. The margin loan bears interest at the federal funds rate plus 0.75%.

Atlantic Bank

In January 2005, Medallion Funding entered into a $4,000,000 revolving note agreement with Atlantic Bank of New York with a maturity date of December 1, 2005, which maturity was extended by Atlantic Bank to February 1, 2006. On March 6, 2006, the line of credit with Atlantic Bank was increased to $6,000,000. On February 1, 2006, the line’s maturity date was extended until August 1, 2006 and on August 1, 2006, the line’s maturity date was further extended until August 1, 2007. The line is secured by medallion loans of Medallion Funding that are in process of being sold to the Trust, any draws being payable from the receipt of proceeds from the sale. The line bears interest at the prime rate minus 0.25%, payable monthly. As of March 31, 2006, $3,967,000 had been drawn down under this line.

Banco Popular North America

In June 2003, Medallion Chicago, an operating subsidiary of Medallion Funding entered into a $2,000,000 note agreement with Banco Popular North America, collateralized by certain taxicab medallions owned by Medallion Chicago, of which $1,650,000 was outstanding as of March 31, 2006. The note matures June 1, 2007 and bears interest at Banco Popular’s prime rate less 0.25%, adjusted annually, payable monthly. Principal and interest payments of $18,000 are due monthly, with the balance due at maturity.

Atlantic Bank and Israel Discount Bank

In July 2003, certain operating subsidiaries of Medallion Funding entered into an aggregate $1,700,000 of note agreements with Atlantic Bank of New York and Israel Discount Bank, collateralized by certain taxicab medallions owned by Medallion Chicago, of which $1,341,000 was outstanding as of March 31, 2006. The notes mature August 1, 2009 and bear interest at LIBOR plus 2%, adjusted annually, payable monthly. Principal and interest payments of $17,000 are due monthly, with the balance due at maturity.

We fund our fixed-rate loans with variable-rate credit lines and bank debt, and with fixed-rate senior secured notes and SBA debentures. The mismatch between maturities and interest-rate sensitivities of these balance sheet items results in interest rate risk. We seek to manage our exposure to increases in market rates of interest to an acceptable level by:

•	Originating adjustable rate loans;

•	Incurring fixed-rate debt; and

•	Purchasing interest rate caps to hedge a portion of variable-rate debt against increases in interest rates.

Nevertheless, we accept varying degrees of interest rate risk depending on market conditions.

Competition

Banks, credit unions, and finance companies, some of which are SBICs, compete with us in originating medallion, commercial, and consumer loans. In addition, finance subsidiaries of equipment manufacturers also compete with us in originating commercial loans. Many of these competitors have greater resources than we do and certain competitors are subject to less restrictive regulations are we. As a result, we cannot assure you that we will be able to identify and complete the financing transactions that will permit us to compete successfully.

Employees

As of March 31, 2006, we employed 104 persons. We believe that relations with all of our employees are good.

Properties

We lease approximately 17,000 square feet of office space in New York City for our corporate headquarters under a lease expiring in June 2016, and lease approximately 6,000 square feet at a facility in Long Island City, New York, for certain corporate back-office operations. We also lease office space for loan origination offices and subsidiary operations in Boston, Massachusetts; Chicago, Illinois; Minneapolis, Minnesota; Princeton, New Jersey; and Salt Lake City, Utah. We do not own any real property other than real property we may foreclose upon and dispose of in the ordinary course of business. We believe that our leased properties, taken as a whole, are in good operating condition and are suitable for our current business operations.

Legal Proceedings

We, including our subsidiaries, are currently involved in various legal proceedings incident to the ordinary course of its business, including collection matters with respect to certain loans. We intend to vigorously defend any outstanding claims and pursue our legal rights. In the opinion of our management, there is no proceeding pending, or to the knowledge of management, threatened, which in the event of an adverse decision would result in a material adverse effect on our financial condition or results of operations.

PORTFOLIO COMPANIES

The following table sets forth certain information as of December 31, 2005, regarding portfolio companies in which we had a material debt or equity investment. Because we are primarily a lender to small businesses and consumers, we have made debt investments through the form of medallion loans, other commercial loans which are generally standardized in nature and consumer loans to more than 10,000 borrowers as described elsewhere in this prospectus.

	# Of Loans	Balance Outstanding	Interest Rate
	58	$2,579,463	0.00-4.99%
	21	8,494,786	5.00-5.24
	20	3,791,989	5.25-5.49
	133	43,840,593	5.50-5.74
	173	55,250,468	5.75-5.99
	249	62,935,982	6.00-6.24
	222	67,104,376	6.25-6.49
	254	54,880,893	6.50-6.74
	228	43,402,409	6.75-6.99
	199	49,561,554	7.00-7.24
	101	16,926,674	7.25-7.49
	75	9,728,927	7.50-7.74
	65	27,186,795	7.75-7.99
	59	7,513,816	8.00-8.49
	28	4,134,479	8.50-8.74
	33	15,084,434	8.75-8.99
	68	5,163,318	9.00-9.24
	23	24,412,316	9.25-9.49
	46	6,619,117	9.50-9.74
	24	4,766,620	9.75-9.99
	31	10,219,311	10.00-10.24
	17	12,945,069	10.25-10.49
	14	5,476,589	10.50-10.74
	12	5,053,720	10.75-10.99
	21	5,531,547	11.00-11.99
	43	13,182,653	12.00-12.49
	64	1,291,247	12.75-12.99
	16	10,972,042	13.00-13.74
	112	1,090,696	13.75-13.99
	41	11,407,980	14.00-14.49
	21	804,468	14.50-14.74
	188	1,979,150	14.75-14.99
	63	552,565	15.00-15.24
	84	707,052	15.25-15.49
	180	1,699,948	15.50-15.74
	70	640,994	15.75-15.99
	100	909,233	16.00-16.24
	26	259,142	16.25-16.49
	46	378,288	16.50-16.74
	220	3,416,224	16.75-17.24
	37	375,812	17.50-17.74
	2,045	26,397,926	17.75-18.24
	15	196,614	18.25-18.49
	216	6,730,708	18.50-18.74
	1,878	27,992,644	18.75-18.99
	13	5,280,294	19.00-19.49
	97	883,910	19.50-19.74
	1,959	21,679,826	19.75-20.49

Total loans	9,708	$691,434,664	8.93%

Name and Address of Portfolio Company	Industry	Title of Securities Held by Medallion Financial	Percentage of Class Held	Balance Outstanding
Clear Channel Communications, Inc.** 200 East Basse Road San Antonio, TX 78209	Broadcasting - Radio	Common Stock	*	$20,464,315

Live Nation, Inc.** 9348 Civic Center Drive Beverly Hills, CA 90210	Live Event, Venue and Digital distribution	Common Stock	*	1,037,389

PMC Commercial Trust ** 17950 Preston Road Suite 600 Dallas, TX 75252	Real Estate Investment Trust	Common Stock	*	900,897

Medallion Hamptons Holding LLC 437 Madison Avenue New York, NY 10022	Real Estate	Membership Interests	100%	874,846

Micromedics, Inc. 1270 Eagan Industrial Road St. Paul, MN 55121-1385	Medical Device Manufacturer	Common Stock	*	58,829

Star Concessions, Ltd. 8008 Cedar Springs Road Terminal Building LB Dallas, TX 75235	Airport Food and Retail	Limited Partnership Interest	45%	40,000

Appliance Recycling Centers of America, Inc.** 7400 Excelsior Boulevard Minneapolis, MN 55426-4516	Appliance Recycler	Common Stock	*	7,500

Total equity investments				$23,383,776

Federal National Mortgage Association** 3900 Wisconsin Avenue NW Washington, DC 20016	Finance	Bonds	*	$7,299,404

Federal Home Loan Mortgage Corporation** 8200 Jones Branch Drive McLean, VA 22102-3110	Finance	Bonds	*	5,693,019

Government National Mortgage Association** 451 7th Street, SW, Room B-133 Washington, DC 20410	Finance	Bonds	*	3,385,581

Utah Housing Corp.** 2479 S. Lake Park Boulevard West Valley City, UT 84120	Finance	Bonds	*	1,495,000

Total investment securities				$17,873,003

*	Less than 5.0%
**	Not an eligible portfolio company as such term is defined in Section 2(a)(46) of the 1940 Act.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our common stock is determined by dividing total shareholders’ equity by the total number of shares of common stock outstanding at that date.

A substantial portion of our assets consist of the loans held in the portfolios of our subsidiaries Medallion Funding, Medallion Capital, and Freshstart which are RICs. The respective boards of directors of these subsidiaries approve the valuation of their respective loans in connection with their respective determinations of net asset value.

We value our portfolio at fair value as determined in good faith by management and approved by our board of directors in accordance with our valuation policy. Unlike certain lending institutions, we are not permitted to establish reserves for loan losses. Instead, we must value each individual investment and portfolio loan on a quarterly basis. We record unrealized depreciation on investments and loans when we believe that an asset has been impaired and full collection is unlikely. We record unrealized appreciation on equities if it has a clear indication that the underlying portfolio company has appreciated in value and, therefore, our security has also appreciated in value. Without a readily ascertainable market value, the estimated value of our portfolio of investments and loans may differ significantly from the values that would be placed on the portfolio if there existed a ready market for the investments. We adjust the valuation of the portfolio quarterly to reflect management’s estimate of the current fair value of each investment in the portfolio. Any changes in estimated fair value are recorded in our statement of operations as net unrealized appreciation (depreciation) on investments. Our investment in Medallion Taxi Media, as a wholly-owned portfolio investment, was also subject to quarterly assessments of its fair value. We used Medallion Taxi Media’s actual results of operations as the best estimate of changes in fair value, and recorded the result as a component of unrealized appreciation (depreciation) on investments.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of nine members, six of whom are not “interested persons” as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers who serve at the discretion of the board of directors.

Structure of Board of Directors

Under our charter, our directors are divided into three classes. Each class of directors holds office for a three year term. At each annual meeting of our shareholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of shareholders held in the third year following the year of their election. Each director holds office for the term to which he or she is elected and until his or her successor is duly elected and qualified.

Directors

Information regarding our board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Independent Directors
Henry L. Aaron	72	Director	2004	2008
Henry D. Jackson(1)	41	Director	2002	2008
Stanley Kreitman	74	Director	1996	2009
Frederick A. Menowitz	69	Director	2003	2009
David L. Rudnick	66	Director	1996	2009
Lowell P. Weicker, Jr.	75	Director	2003	2007

Interested Directors
Mario M. Cuomo	74	Director	1996	2007
Alvin Murstein	72	Chairman and Chief Executive Officer	1995	2008
Andrew M. Murstein	42	President and Director	1997	2007

(1)	Mr. Jackson resides outside the United States and a substantial portion of his assets are located outside the United States. He has not authorized an agent in the United States to receive service of process. As a result, it may not be possible for investors to effect service of process within the United States or to enforce against him in United States courts judgments predicated upon civil liability provisions of United States securities laws. It also may not be possible to enforce against him in foreign courts judgments of United States courts or liabilities in original actions predicated upon civil liability provisions of the United States.

The address for each director is c/o Medallion Financial Corp., 437 Madison Avenue, 38th Floor, New York, New York 10022.

Executive Officers Who Are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position
Larry D. Hall	52	Senior Vice President and Chief Financial Officer
Michael J. Kowalsky	60	Executive Vice President
Brian S. O’Leary	60	Executive Vice President and Chief Operating Officer
Marie Russo	82	Senior Vice President and Secretary
Jeffrey Yin	32	Chief Compliance Officer and General Counsel

The address for each executive officer is c/o Medallion Financial Corp., 437 Madison Avenue, 38th Floor, New York, New York 10022.

Biographical Information

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are interested persons as defined in the 1940 Act.

Independent Directors

Henry L. Aaron has served as our director since November 2004. Mr. Aaron served as a director of Turner Broadcasting System, Inc. from 1980 until its acquisition by Time Warner, Inc. in 1996. Mr. Aaron is currently Senior Vice President of Atlanta National League Baseball Club, Inc. He is currently President of Hank Aaron Automotive Group. Mr. Aaron sits on the board of Retail Ventures, Atlanta Technical Institute, the Atlanta Falcons, and the Atlanta Braves. He is a member of the Board of Governors for Boys and Girls Clubs of America. Mr. Aaron is a recipient of the Presidential Medal of Freedom, the nation’s highest civilian award, awarded by President George W. Bush.

Henry D. Jackson has served as our director since November 2002. Mr. Jackson is Managing Partner and Chief Executive of Merchant Equity Partners LLP, a private investment fund headquartered in London, England and focused on special situations in the European retail industry. Prior to establishing Merchant Equity, he spent 20 years as an investment banker to the retail sector in Europe and the United States and was a Managing Director of Deutsche Bank, Credit Suisse First Boston and Peter J. Solomon Company. Mr. Jackson received a B.Sc., with honors, from the Wharton School, a B.A., with honors, from the University of Pennsylvania, and was elected to Phi Beta Kappa.

Stanley Kreitman has served as our director since February 1996. Since 1993, Mr. Kreitman has served as Chairman of Manhattan Associates, an investment banking company. Mr. Kreitman served as a director of Tri-Magna from 1991 until May 1996. Mr. Kreitman served as President of the United States Banknote Corporation, a securities printing company, from 1975 until his retirement in 1994. Mr. Kreitman serves as a member of the Board of Directors of CCA Industries, Geneva Mortgage Corp., KSW Corp., and Capital Lease Funding, all publicly-traded companies. He also serves as chairman of the New York Board of Corrections. Mr. Kreitman received an A.B. from New York University and an M.B.A. from New York University Graduate School of Business.

Frederick A. Menowitz has served as our director since May 2003. Mr. Menowitz is currently an independent real estate investor. Mr. Menowitz received a B.A. from the University of Virginia and a J.D. from the University of Virginia School of Law. He is a member of the American Bar Association, the New York State Bar Association, the Queens Chamber of Commerce, and the Elmhurst, New York Chamber of Commerce.

David L. Rudnick has served as our director since February 1996. Mr. Rudnick serves as President of Rudco Properties, Inc., a real estate management concern and CEO of the Century Associates Group, a national commercial real estate concern which he founded in 1966. Mr. Rudnick served as President of Rudco Industries, Inc., an international manufacturer of machine readable documents, from 1963 to 1986. Mr. Rudnick previously served as President of the Financial Stationers Association and a Director of West Side Federal Savings & Loan Association. Mr. Rudnick received an A.B. with honors in economics from Harvard University and an M.B.A. from Columbia University Graduate School of Business. Mr. Rudnick is Andrew M. Murstein’s father-in-law.

Lowell P. Weicker, Jr. has served as our director since February 2003. Mr. Weicker served as Governor of the State of Connecticut from 1991 to 1995. He served as a U.S. Senator representing the State of Connecticut from 1970 to 1988. Mr. Weicker also serves as a director of Compuware Corporation and World Wrestling Entertainment, Inc. He received a B.A. from Yale University and a L.L.B. from the University of Virginia School of Law.

Interested Directors

Mario M. Cuomo has served as our director since February 1996. Mr. Cuomo served as Governor of the State of New York from January 1983 through 1994. Mr. Cuomo has been of counsel in the law firm of Willkie Farr & Gallagher LLP since July 2002 and was a partner in Willkie Farr & Gallagher LLP from February 1995 through June 2002. Willkie Farr & Gallagher LLP serves as our outside counsel in connection with various legal matters. Mr. Cuomo received a B.A., summa cum laude, from St. John’s University and a J.D., magna cum laude, from St. John’s University School of Law.

Alvin Murstein has served as the Chairman of our board of directors since our founding in 1995 and has been our Chief Executive Officer since February 1996. Mr. Murstein has also been Chairman of the board of directors and Chief Executive Officer of Medallion Funding since its founding in 1979. He served as Chairman of the board of directors of Medallion Taxi Media, Inc. from its founding in 1994 until its acquisition in September 2004 by a subsidiary of Clear Channel Communications, Inc. Mr. Murstein served as Chairman of the board of directors and Chief Executive Officer of Tri-Magna Corporation from its founding in 1989 until its acquisition by us in May 1996. Mr. Murstein received a B.A. and an M.B.A. from New York University and has been an executive in the taxicab industry for over 40 years. Mr. Murstein served on the board of directors of the Strober Organization, Inc., a building supply company, from 1988 to 1997. Alvin Murstein is the father of Andrew M. Murstein.

Andrew M. Murstein founded Medallion Financial Corp. and has served as our President since our inception in 1995. Mr. Murstein has served as our director since October 1997. He served as Chief Executive Officer and Director of Medallion Taxi Media from its inception until its acquisition in September 2004 by a subsidiary of Clear Channel Communications, Inc. Mr. Murstein has served two terms as a director of Medallion Funding from May 1996 until April 1997. He served as the Director of New Business Development at Tri-Magna from 1994 until its acquisition by us in May 1996. Mr. Murstein received a B.A. in economics, cum laude, from Tufts University and an M.B.A. in finance from New York University. Andrew M. Murstein is the son of Alvin Murstein and the son-in law of Mr. Rudnick.

Executive Officers Who Are Not Directors

Larry D. Hall has served as our Chief Financial Officer since March 2004. Prior to that he served as our Acting Chief Financial Officer since July 2003. Prior to that he served as our Chief Accounting Officer since May 2001 and our Assistant Treasurer since October 2000. Mr. Hall was employed by Citibank as Vice President Corporate Financial Control/Corporate Reporting/Analysis from October 1995 to October 2000. Mr. Hall was Vice President Finance/Controller, Treasurer and Secretary of Consolidated Waste Services of America from April 1993 to March 1995. Prior to that, he was Vice President—Manager of Line Accounting for Wells Fargo and Co. from November 1987 to March 1993 and Senior Audit Manager in the Financial Services Industry Group for Arthur Andersen & Company from September 1976 to October 1987. Mr. Hall received his B.S. in business administration from the University of Southern California.

Michael J. Kowalsky has served as our Executive Vice President since May 1996. Mr. Kowalsky has been President of Medallion Funding since June 1996. He also served as Chief Operating Officer of Edwards Capital from 1992 until June 1996. Prior to joining Edwards Capital in 1990, Mr. Kowalsky was a Senior Vice President at General Cigar Co. Inc., a cigar manufacturing company. Mr. Kowalsky received a B.A. and M.A. in economics from the University of Kentucky and an M.B.A. from the New York University Graduate School of Business.

Brian S. O’Leary has served as our Chief Operating Officer since April 2001. Mr. O’Leary joined us in December 1999 as Executive Vice President and Chief Credit Officer. From April 1996 to December 1999, Mr. O’Leary was Executive Vice President of Atlantic Bank of New York, serving initially as Chief Credit Officer and Chief Administrative Officer and later as head of middle market banking which included the bank’s

Leasing and Premium Finance subsidiaries. Mr. O’Leary was also a member of the management credit committee. From May 1990 to April 1996 Mr. O’Leary was with Bank Leumi Trust Co. of New York, first as a Deputy Division Head of the Lending Division and a Deputy Chief Lending Officer and then as EVP and Division Executive of domestic banking. He was also a member of the Senior Credit Committee. From July 1977 to May 1990, he was with Marine Midland Bank, most recently as a Regional Executive Vice President. He began his banking career in 1970 with Bankers Trust Co. in the metropolitan banking division. Mr. O’Leary received a B.A. in economics from Fordham University and an M.B.A. in finance from Pace University.

Marie Russo has served as our Senior Vice President and Secretary since February 1996. Ms. Russo has also been Senior Vice President and Secretary of Medallion Funding since June 1996. Ms. Russo served as Vice President of Operations of Tri-Magna from 1989 until we acquired it in May 1996. From 1989 to 1996, she was Vice President of Medallion Funding and from 1983 to 1986, she was Controller of Medallion Funding. Ms. Russo received a B.S. in accounting from Hunter College.

Jeffrey Yin has served as our General Counsel and Chief Compliance Officer since June 2005. Prior to joining us, Mr. Yin served as Corporate Counsel of Marsh & McLennan Companies, Inc. Prior to joining Marsh & McLennan Companies, Mr. Yin was an associate in the New York office of Orrick, Herrington & Sutcliffe LLP. Mr. Yin received a B.A. in Economics and Rhetoric from the University of California at Berkeley and a J.D. from the New York University School of Law.

Committees of the Board of Directors

We have three standing committees: the audit committee, the compensation committee and the nominating and governance committee. Each of these committees has a written charter approved by the board of directors. A copy of each charter can be found in the “For Investors” section of our website at www.medallion.com.

Audit Committee

The audit committee reviews the results and scope of the audit and other services provided by our independent public accountants. The audit committee met six times during the year ended December 31, 2005 to review (i) the effectiveness of the public accountants during the audit for the year ended December 31, 2005, (ii) the adequacy of the 2005 financial statement disclosures for the year ended December 31, 2005, (iii) our internal control policies and procedures, and (iv) the selection of our independent public accountants. The members of the audit committee are Messrs. Kreitman, Jackson, and Weicker. Each audit committee member meets the independence requirements of NASDAQ and the SEC.

Compensation Committee

The compensation committee makes recommendations concerning compensation of our directors and executive officers including (i) all incentive or stock option plans or arrangements established by us for officers and employees, including the grant of stock options to employees, (ii) adoption and amendment of all employee stock option and other employee benefit, plans and arrangements and (iii) the engagement of, terms of any employment agreements and arrangements with, and termination of, all of our officers. The board of directors did not reject any recommendations of the compensation committee during the year ended December 31, 2005. The members of the compensation committee are Messrs. Jackson, Kreitman, and Menowitz. The compensation committee met once during the year ended December 31, 2005 and made recommendations concerning compensation, stock options and other employment matters. Each compensation committee member meets the independence requirements of NASDAQ and the SEC.

Nominating and Governance Committee

The nominating and governance committee identifies individuals qualified to become members of the board of directors and recommends individuals to the board of directors for nomination as members of the board of directors and its committees. The nominating and governance committee is also charged with overseeing the evaluation of the board of directors and reviewing our board governance principles and advising the board on such board governance. The members of the nominating and governance committee are Messrs. Rudnick, Kreitman, and Weicker. The nominating and governance committee met once during the year ended December 31, 2005. Each nominating and governance committee member meets the independence requirements of NASDAQ and the SEC.

Nominees for the board of directors should be committed to enhancing long-term shareholder value and must possess a high level of personal and professional ethics, sound business judgment and integrity. The board of directors’ policy is to encourage the selection of directors who will contribute to our overall corporate goals: responsibility to shareholders, finance leadership, effective execution, high customer satisfaction and superior employee working environment. The nominating and governance committee may from time to time review the appropriate skills and characteristics required of board members, including such factors as business experience, diversity, and personal skills in finance, marketing, financial reporting and other areas that are expected to contribute to an effective board of directors. In evaluating potential candidates for the board of directors, the nominating and governance committee considers these factors in the light of the specific needs of the board of directors at that time.

In recommending candidates for election to the board of directors, the nominating and governance committee considers nominees recommended by directors, officers, employees, shareholders and others, using the same criteria to evaluate all candidates. The nominating and governance committee reviews each candidate’s qualifications, including whether a candidate possesses any of the specific qualities and skills desirable in certain members of the board of directors. Evaluation of candidates generally involve a review of background materials, internal discussions and interviews with selected candidates as appropriate. Upon selection of a qualified candidate, the nominating and governance committee would recommend the candidate for consideration by the full board of directors. The nominating and governance committee may engage consultants or third-party search firms to assist in identifying and evaluating potential nominees. To recommend a prospective nominee for the nominating and governance committee’s consideration, submit the candidate’s name and qualifications to our Secretary in writing to the following address: Medallion Financial Corp., Attn: Secretary, 437 Madison Avenue, 38th Floor, New York, New York, with a copy to Medallion Financial Corp, Attn: General Counsel at the same address. When submitting candidates for nomination to be elected at our annual meeting of shareholders, shareholders must also follow the notice procedures and provide the information required by our bylaws.

In particular, for the nominating and governance committee to consider a candidate or candidates recommended by a shareholder for nomination at our next annual meeting of shareholders, written notice of such shareholder’s intent to make such nomination or nominations must be given, either by personal delivery or by U.S. mail, postage prepaid, to our Secretary not later than 120 days in advance of the date of our notice of annual meeting released to shareholders in connection with the previous year’s annual meeting of shareholders, except that if no annual meeting was held in the previous year or the date of the annual meeting has been changed by more than 30 days from the date contemplated at the time of the previous year’s notice of annual meeting of shareholders, then, in that event only, a shareholder’s notice must be delivered to and received at our principal executive offices at least 30 days before the notice of the date of the annual meeting is mailed to shareholders in the current year. The notice must include the information specified in our bylaws, including the following:

•	the name and address of the shareholder who intends to make the nomination and of the person or persons to be nominated;

•	a representation that the shareholder is a holder of record of our stock entitled to vote at such meeting and intends to appear in person or by proxy at the meeting the person or persons specified above;

•	a description of all arrangements or understandings between the shareholder and each nominee and any other person or persons (naming such person or persons) pursuant to which the nomination or nominations are to be made by the shareholder;

•	such other information regarding each nominee proposed by such shareholders as would be required to be included in our proxy statement filed pursuant to the proxy rules of the SEC had the nominee been nominated, or intended to be nominated, by the board of directors; and

•	the consent of each nominee to serve as a director if so elected

Code of Ethics

As part of our compliance with the 1940 Act, we have in place a code of ethics policy for our directors, officers and employees. These persons must act ethically at all times and in accordance with the guidelines comprising our Code of Ethical Conduct and Insider Trading Policy (codified as a written policy and adopted by the Board of Directors on October 4, 2004) to establish standards and procedures for the prevention and detection of activities which signal a conflict of interest or an abuse of fiduciary duty. Our Code of Ethical Conduct and Insider Trading Policy establishes procedures for personal investment and restricts certain transactions by our personnel. Our Code of Ethical Conduct and Insider Trading Policy generally does not permit investment by our employees in securities that have been or are contemplated to be purchased or held by us. To further promote ethical and responsible decision-making, the Board also adopted a Code of Ethical Conduct for Senior Financial Officers. Our Code of Ethical Conduct and Insider Trading Policy and Code of Ethical Conduct for Senior Financial Officers can be found in the “For Investors” section of our website at www.medallion.com. You may also read and copy our Code of Ethical Conduct and Insider Trading Policy at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on operations of the Public Reference Room by calling the SEC at 1-202-942-8090. In addition, our Code of Ethical Conduct and Insider Trading Policy is available on the EDGAR database on the SEC Internet site at http://www.sec.gov. You may obtain copies of the our Code of Ethical Conduct and Insider Trading Policy, after paying a duplicating fee, by electronic request at the following E-mail address: publicinfo@sec.gov, or by writing to the SEC’s Public Reference Section, Washington, D.C. 20549-0102. The board of directors expects our directors, as well as our officers and employees, to act ethically at all times and to acknowledge their adherence to the policies comprising our Code of Ethical Conduct and Insider Trading Policy, which include, among other things, rules prohibiting loans or other extensions of credit, securities transactions during “blackout” periods, acceptance of gifts, and certain interested transactions. In addition, our board of directors has established a policy for reporting employee concerns to the audit committee of the board of directors. Anyone with a concern about our accounting, internal accounting controls, or auditing matters may confidentially report such concern by telephone to a special dedicated toll-free phone number. This policy was previously announced to all of our employees and the telephone number is published in our common-area workplaces. All such communications are confidential and shall be promptly reviewed by the audit committee.

Dollar Range of Equity Securities Beneficially Owned By the Directors

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors as of December 31, 2005. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in Medallion Financial (1)
Independent Directors
Henry L. Aaron	$10,001-$50,000
Henry D. Jackson	$50,001-$100,000
Stanley Kreitman	$50,001-$100,000
Frederick A. Menowitz	$10,001-$50,000
David L. Rudnick	over $100,000
Lowell P. Weicker, Jr.	$50,001-$100,000

Interested Directors
Mario M. Cuomo	$10,001-$50,000
Alvin Murstein	over $100,000
Andrew M. Murstein	over $100,000

(1)	Dollar ranges are as follows: none, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or over $100,000.

Compensation of Directors and Officers

Compensation Table

The following table sets forth certain details of the aggregate compensation paid to each of the directors and the three highest paid executive officers for the fiscal year ended December 31, 2005.

Name of Person, Position	Aggregate Compensation from Fund ($)	Securities Underlying Options (#)	Pension or Retirement Benefits Accrued as Part of our Expenses	Total Compensation from Registrant and Fund Complex Paid to Directors ($)
Independent Directors
Henry L. Aaron Director	42,000	9,000	N/A	42,000

Henry D. Jackson Director	46,453	9,000	N/A	46,453

Stanley Kreitman Director	52,700	N/A	N/A	52,700

Frederick A. Menowitz Director	50,924	N/A	N/A	50,924

David L. Rudnick Director	66,600	N/A	N/A	66,600

Lowell P. Weicker, Jr Director	53,673	N/A	N/A	53,673

Interested Directors
Mario M. Cuomo Director	42,000	N/A	N/A	42,000

Alvin Murstein Chairman, Chief Executive Officer, and Director	824,343	N/A	N/A	—

Andrew M. Murstein President and Director	1,044,643	N/A	N/A	—

Executive Officers
Brian S. O’Leary Executive Vice President and Chief Operating Officer	327,705	N/A	N/A	N/A

Option Grants in Last Fiscal Year

The following table sets forth certain information regarding options granted to each of the directors and the three highest paid executive officers for the fiscal year ended December 31, 2005:

	Individual Grants				Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term(2)
	Number of Securities Underlying Options Granted(#)	Percent of Total Options Granted to Directors in Fiscal Year	Exercise or Base Price ($/share)(1)	Expiration Date
Name					5%($)	10%($)
Independent Directors
Henry L. Aaron	9,000	50.00%	9.27	6/17/2010	106,480	134,365
Henry D. Jackson	9,000	50.00%	9.27	6/17/2010	106,480	134,365
Stanley Kreitman	—	—	—	—	—	—
Frederick A. Menowitz	—	—	—	—	—	—
David L. Rudnick	—	—	—	—	—	—
Lowell P. Weicker, Jr.	—	—	—	—	—	—

Interested Directors
Mario M. Cuomo	—	—	—	—	—	—
Alvin Murstein	—	—	—	—	—	—
Andrew M. Murstein	—	—	—	—	—	—

Executive Officers
Brian S. O’Leary	—	—	—	—	—	—

(1)	The exercise price of these options is equal to the closing price of our common stock on the date of grant, as reported by NASDAQ.
(2)	The dollar amounts under these columns are the result of calculations at the 5% and 10% rates set by the SEC and, therefore, are not intended to forecast possible future appreciation, if any, in the price of the underlying common stock. No gain to the optionees is possible without an increase in price of the underlying common stock, which will benefit all shareholders proportionately.

Aggregated Option Exercises and Fiscal Year-End Option Values

The following table sets forth certain information concerning exercisable and unexercisable stock options held by each of the directors and the three highest paid executive officers during the fiscal year ended December 31, 2005:

	Shares Acquired on Exercise	Value Realized		Number of Securities Underlying Unexercised Options at December 31, 2005		Value of Unexercised In- the-Money Options at December 31, 2005(1)
				Exercisable	Unexercisable	Exercisable	Unexercisable
Independent Directors
Henry L. Aaron	—	—		666	10,334	$1,638	$21,192
Henry D. Jackson	—	—		7,500	9,000	$48,975	$17,910
Stanley Kreitman	—	—		6,000	3,000	$28,560	$14,280
Frederick A. Menowitz	—	—		5,666	2,833	$24,874	$12,441
David L. Rudnick	—	—		6,000	3,000	$28,560	$14,280
Lowell P. Weicker, Jr.	—	—		5,500	7,250	$22,640	$27,430

Interested Directors
Mario M. Cuomo	—	—		12,000	6,000	$10,740	$21,480
Alvin Murstein	—	—		341,666	33,334	$988,997	$162,503
Andrew M. Murstein	—	—		341,666	33,334	$988,997	$162,503

Executive Officers
Brian S. O’Leary	25,000	$137,501	(2)	75,001	—	$216,251	—

(1)	Value is calculated as the closing market price on December 31, 2005 of $11.26, net of option exercise price.
(2)	Value realized is calculated as the stock sale price, net of option exercise price, but before any tax liabilities or transaction costs.
(3)	Value realized is calculated as the closing market price on the date of exercise, net of option exercise price, but before any tax liabilities or transaction costs.

Compensation of Directors

Non-employee directors are paid $30,000 for each year they serve, payable in quarterly installments, and receive $3,000 for each board of directors meeting per quarter attended, $3,000 for attendance at any additional board of directors meetings that quarter, $750 for each telephonic board of directors meeting, $1,200 for each compensation committee and nominating and governance committee meeting attended, $2,000 for each audit committee attended, and are reimbursed for expenses relating thereto. Employee directors do not receive any additional compensation for their service on the board of directors.

Non-employee directors were eligible to participate in our Amended and Restated 1996 Non-Employee Directors Stock Option Plan until such plan terminated on May 21, 2006. Our 2006 Non-Employee Directors Stock Option Plan was approved by our shareholders at our 2006 annual meeting. If approved by the SEC, non-employee directors will be eligible to participate in our 2006 Non-Employee Directors Stock Option Plan.

Our employee directors are eligible to participate in our 401(k) Investment Plan. Employee directors were also eligible to participate in our Amended and Restated 1996 Employee Stock Option Plan until such plan terminated on May 21, 2006. Our employee directors are currently eligible to participate in our 2006 Employee Stock Option Plan which was approved by our shareholders at our 2006 annual meeting. We do not provide any other pension or retirement plan with respect to our directors or employees.

Employment Agreements and Arrangements

In May 1996, Alvin Murstein and Andrew M. Murstein entered into employment agreements with us, which were subsequently amended in May 1998. The agreements provide for a five-year term and automatically renew each year for a new five-year term unless either party terminates the agreement. The agreements provide that Alvin Murstein and Andrew M. Murstein shall receive an annual base salary of $300,000 and $225,000 respectively, which may be increased but not decreased. The agreements contain non-competition covenants from the executives in our favor. The agreements provide for a severance payment in the event that we terminate their employment without cause or if they terminate their employment for good reason. The severance payment is equal to their base salary multiplied by the number of full and partial years remaining in the term at the time of termination plus legal fees and/or acceleration in the vesting of any unvested options.

Brian S. O’Leary entered into an employment letter with us, which became effective in November 1999. Mr. O’Leary shall receive an initial base salary of $190,000 and options to buy 16,667 shares of our common stock each year for a three-year period. Mr. O’Leary is an at-will employee; however, he is entitled to a severance payment of $150,000 upon a change of control if his employment is discontinued.

Michael J. Kowalsky entered into an employment agreement with us, which became effective in May 1996, was renewed in May 1999 for a three-year term, and was renewed again in February 2003. Mr. Kowalsky entered into a new employment agreement with us in August 2006, effective as of March 2006. The agreement is for a three-year term and automatically renews after such period for additional one year terms unless terminated by either party. Under the new employment agreement, Mr. Kowalsky is entitled to an annual base salary of $245,300 and annual increases at a rate no less than 3% of the then existing base salary. The agreement provides for a severance payment if the agreement is not renewed under certain conditions. The agreement contains a non-competition covenant from Mr. Kowalsky in our favor.

Larry D. Hall entered into an employment letter with us, which became effective March 2003. Mr. Hall is entitled to receive an initial base salary of $182,000 and options to buy 25,000 shares of our common stock which vest over a three-year period. Mr. Hall is an at-will employee; however, he is entitled to a severance payment of $112,500 upon a change of control or if his employment is discontinued.

Executive Compensation Program

Annual compensation for our executives consists of three principal elements: base salary, cash bonus, and stock options.

Base Salary and Cash Bonus

In setting the annual base salaries for the our executives, the board of directors reviews the aggregate salary and bonus compensation for individuals in comparable positions with other companies, including our competitors, and adjusts such amounts to reflect individual performance. Many of these companies are specialty finance companies. We also regularly compare the salary levels of its executive officers with other leading companies.

Increases in annual base salary are based on a review and evaluation of the performance of the activity for which the executive has responsibility, the impact of that activity on us and the skills and experience required for the job, coupled with a comparison of these elements with similar elements for other executives both inside and outside of us.

Cash bonuses are tied directly to our financial performance and the contribution of the executive to such performance.

Stock Option Plan

Executive officer compensation also includes long-term incentives afforded by options to purchase shares of our common stock under our 2006 Employee Stock Option Plan, which replaced the Amended and Restated 1996 Stock Option Plan that expired on May 21, 2006. The purposes of our stock ownership program are to (i) highlight and reinforce the mutuality of long-term interests between employees and the shareholders and (ii) to assist in the attraction and retention of critically important key executives, managers and individual contributors who are essential to our growth and development.

Our stock programs include vesting periods to optimize the retention value of these options and to orient our executive officers to longer term success. Generally, stock options vest in equal annual installments over three to five years commencing on the first anniversary of the date of grant, and, if employees leave us before these vesting periods, they forfeit the unvested portions of these awards.

Except for executives with substantial holdings of our stock, the number of shares of our common stock subject to option grants is generally intended to reflect the significance of the executive’s current and anticipated contributions to us. The exercise price of options granted by us is required under the 1940 Act to equal not less than 100% of the fair market value per share on the date of grant. Prior to determining the option grants to our executives, the board of directors consider the equity compensation policies of competitors and other companies, both privately held and publicly traded, with comparable capitalizations and the availability of options for grant under the plan. The value realizable from exercisable options is dependent upon the extent to which our performance is reflected in the price of our common stock at any particular point in time. However, the decision as to whether such value will be realized through the exercise of an option in any particular year is primarily determined by each individual within the limits of the vesting schedule and not by the board of directors.

Non-Employee Director Stock Option Plan

In order to attract and retain highly qualified directors, and to ensure close identification of interests between non-interested directors and our shareholders, our board of directors adopted and the shareholders approved the 1996 Director Stock Option Plan and the Amended and Restated 1996 Non-Employee Directors Stock Option Plan, which replaced the earlier plan. The Amended and Restated 1996 Non-Employee Directors Stock Option Plan provided for the automatic grant of options to our directors who were not employees or officers, including interested persons, known as eligible directors. In accordance with the provisions of the 1940 Act, the automatic grant of options under the Amended and Restated 1996 Non-Employee Directors Stock Option Plan did not occur until after the date of the approval of the Amended and Restated 1996 Non-Employee Directors Stock Option Plan by the SEC. The SEC approved the Amended and Restated 1996 Non-Employee Directors Stock Option Plan on April 12, 2000.

Under the Amended and Restated 1996 Non-Employee Directors Stock Option Plan, we granted an option to purchase 9,000 shares to each eligible director elected at an annual shareholder meeting after the April 12, 2000. If an eligible director was elected after April 12, 2000 by means other than at an annual shareholder meeting, we granted an option to purchase 9,000 shares multiplied by a fraction representing the remaining portion of the eligible director’s three-year term.

The total number of shares which was to be granted under the Amended and Restated 1996 Non-Employee Directors Stock Option Plan was 100,000 shares. The Amended and Restated 1996 Non-Employee Directors Stock Option Plan was administered by a committee of the board of directors comprised of directors who were not eligible for grants or awards of options under the Amended and Restated 1996 Non-Employee Directors Stock Option Plan. The exercise price of options granted was not less than the fair market value of our common stock on the date of grant. Options become exercisable at each annual shareholder meeting. The number of shares which are exercisable is calculated by multiplying the number of shares in the option by a fraction which contains the number of whole months since the date of grant or the last shareholder annual meeting in the numerator, and the number of whole months for which the eligible director was elected in the denominator. To exercise options, the optionee must remain an eligible director. No option may be exercised more than five years after the date on which it was granted.

The number of shares available for options, the number of shares subject to outstanding options and their exercise prices were adjusted for changes in outstanding shares such as stock splits and combinations of shares. Shares purchased upon exercise of options, in whole or in part, were paid for in cash.

Options granted under the Amended and Restated 1996 Non-Employee Directors Stock Option Plan were not transferable other than by the laws of descent and during the optionee’s life may be exercised only by the optionee. All rights to exercise options will terminate after the optionee ceases to be an eligible director for any reason, other than death, three months following the date such director ceases to be an eligible director. If the optionee dies before expiration of the option, his legal successors may have the right to exercise the option in whole or in part within one year of death.

The Amended and Restated 1996 Non-Employee Directors Stock Option Plan terminated on May 21, 2006.

401(k) Plan

Since 1996, we have been a participating employer in a 401(k) Investment Plan which covers all of our full and part-time employees who have attained the age of 21 and have a minimum of one year of service. Under our 401(k) Investment Plan, an employee may elect to defer not less than 1.0% and no more than the maximum percentage allowed under Section 402(g) of the Code of the total annual compensation that would otherwise be paid to the employee. Employee contributions are invested in various mutual funds, according to the direction of the employee. On September 1, 1998, we elected to match employee contributions to the 401(k) Investment Plan in an amount equal to one-third of the first 6% of an employee’s contributions.

Shareholder Communications with the Board of Directors

Shareholders may communicate with our board of directors through our Secretary by writing to the following address: Board of Directors, c/o Secretary, Medallion Financial Corp., 437 Madison Avenue, 38th Floor, New York, New York, 10022. Our Secretary will forward all correspondence to the board of directors, except for junk mail, mass mailings, loan complaints or inquiries, job inquiries, surveys, business solicitations or advertisements, or patently offensive or otherwise inappropriate material. Our Secretary may forward certain correspondence, such as loan-related inquiries, elsewhere within Medallion Financial Corp. for review and possible response.

CONTROL PERSONS AND PRINCIPAL SHAREHOLDERS

As of August 1, 2006, there were no persons that owned 25% or more of our outstanding voting securities, and no person would be deemed to control us, as such term is defined in the 1940 Act.

The following table sets forth information, as of August 1, 2006, regarding the ownership of our common stock by (i) the persons known by us to own more than five percent of the outstanding shares, (ii) all of our directors and nominees, (iii) each of our four most highly compensated executive officers other than our Chief Executive Officer, and (iv) all of our directors and executive officers as a group. The number of shares beneficially owned by each director or executive officer is determined under rules of the SEC and the information is not necessarily indicative of beneficial ownership for any other purpose. Under such rules, beneficial ownership includes any shares as to which the individual has the sole or shared voting power or investment power and also any shares which the individual has the right to acquire within 60 days of August 1, 2006 through the exercise of any stock option or other right. Unless otherwise indicated, each person has sole investment and voting power (or shares such power with his or her spouse) with respect to the shares set forth in the following table. The inclusion herein of any shares deemed beneficially owned does not constitute an admission of beneficial ownership of such shares.

Name and Address	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)
Alvin Murstein (2) Chairman, Chief Executive Officer, and Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	1,633,667	9.44%

Andrew M. Murstein (3) President and Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	1,621,667	9.37%

Larry D. Hall (4) Senior Vice President and Chief Financial Officer c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	85,581	*

Brian S. O’Leary (5) Chief Operating Officer and Chief Credit Officer c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	77,657	*

Michael J. Kowalsky (6) Executive Vice President c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	53,018	*

Henry L. Aaron (7) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	3,667	*

Name and Address	Shares of Common Stock Beneficially Owned	Percentage of Common Stock Beneficially Owned(1)
Mario M. Cuomo (8) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	6,000	*

Henry D. Jackson (9) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	10,500	*

Stanley Kreitman (10) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	10,000	*

Frederick A. Menowitz (11) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	8,500	*

David L. Rudnick (12) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	19,424	*

Lowell P. Weicker, Jr. (13) Director c/o Medallion Financial Corp. 437 Madison Avenue, 38th Floor New York, NY 10022	10,550	*

All executive officers and directors as a group (14 persons) (14)	3,590,528	20.74%

Dimensional Fund Advisors Inc. (15) 1299 Ocean Avenue, 11th Floor Santa Monica, CA 90401	1,280,239	7.39%

Wellington Management Company, LLP (16) 75 State Street Boston, MA 02109	970,500	5.61%

*	Less than 1.0%
(1)	Applicable percentage of ownership is based on 17,312,915 shares of common stock outstanding as of August 1, 2006 together with the exercisable options for such stockholder or group of stockholders, as applicable. In computing the number of shares of common stock beneficially owned by a person and the percentage ownership of that person, shares subject to options are not deemed outstanding for purposes of computing the percentage ownership of any other person.
(2)	Includes 1,240,000 shares of common stock owned by the Alvin Murstein Second Family Trust of which Alvin Murstein is a trustee and beneficiary, 22,000 shares of common stock owned by Alvin Murstein directly, 5,000 shares of common stock owned by Alvin Murstein’s spouse and 366,667 shares of common stock issuable upon the exercise of options. Does not include 8,333 shares of common stock issuable uponthe exercise of options not exercisable within 60 days of August 1, 2006.

(3)	Includes 1,250,000 shares owned by the Andrew Murstein Family Trust, of which Andrew Murstein is a trustee and beneficiary, 8,000 shares held by Andrew M. Murstein directly and 363,667 shares of common stock issuable upon the exercise of options. Does not include 8,333 shares of common stock issuable upon the exercise of options not exercisable within 60 days of August 1, 2006.
(4)	Includes 17,800 shares of common stock owned by Larry D. Hall directly and 67,781 shares of common stock issuable upon the exercise of options.
(5)	Includes 2,656 shares of common stock held by Charles Schwab & Co., Inc. in an Individual Retirement Account for the benefit of Brian S. O’Leary and 75,001 shares issuable upon the exercise of options.
(6)	Includes 1,800 shares of common stock owned by Michael J. Kowalsky directly, 1,218 shares of common stock held by Fidelity Investments in an Individual Retirement Account for the benefit of Michael J. Kowalsky and 50,000 shares of common stock issuable upon the exercise of options.
(7)	Consists of 3,667 shares of common stock issuable upon the exercise of options. Does not include 7,333 shares of common stock issuable upon the exercise of options not exercisable within 60 days of August 1, 2006.
(8)	Consists of 6,000 shares of common stock issuable upon the exercise of options. Does not include 3,000 shares of common stock issuable upon the exercise of options not exercisable within 60 days of August 1, 2006.
(9)	Consists of 10,500 shares of common stock issuable upon the exercise of options. Does not include 6,000 shares of common stock issuable upon the exercise of options not exercisable within 60 days of August 1, 2006.
(10)	Includes 1,000 shares of common stock owned by Stanley Kreitman directly and 9,000 shares of common stock issuable upon the exercise of options.
(11)	Consists of 8,500 shares of common stock issuable upon the exercise of options.
(12)	Includes 10,424 shares of common stock owned by David L. Rudnick directly and 9,000 shares of common stock issuable upon the exercise of options.
(13)	Includes 800 shares of common stock owned by Lowell P. Weicker, Jr. directly and 9,750 shares of common stock issuable upon the exercise of options. Does not include 3,000 shares of common stock issuable upon the exercise of options not exercisable within 60 days of August 1, 2006.
(14)	Consists of 1,028,266 shares of common stock issuable upon the exercise of options. Does not include 42,666 shares of common stock issuable upon the exercise of options not exercisable within 60 days of August 1, 2006.
(15)	Based upon a Schedule 13G dated February 1, 2006, filed with SEC by Dimensional Fund Advisors Inc., or Dimensional. In the Schedule 13G, Dimensional reported that it has sole voting power with respect to 1,280,239 shares and sole dispositive power with respect to 1,280,239 shares. Dimensional reports that all securities reported in the Schedule 13G are owned by advisory clients of Dimensional. Dimensional disclaims beneficial ownership of such securities.
(16)	Based upon a Schedule 13G dated January 10, 2006, filed with the SEC by Wellington Management Company, LLP, or Wellington. In the Schedule 13G, Wellington reported that it has shared voting power with respect to 970,500 shares and shared dispositive power with respect to 970,500 shares. Wellington reported that the securities as to which it filed the Schedule 13G, in its capacity as investment advisor, are owned of record by clients of Wellington. Wellington reported that those clients have the right to receive, or the power to direct the receipt of, dividends from, or the proceeds from the sale of, such securities.

CERTAIN RELATIONSHIPS

Mario M. Cuomo is one of our directors and of counsel in the law firm of Willkie Farr & Gallagher LLP, which serves as our outside legal counsel in connection with various matters.

Some of our directors, officers and shareholders are also directors of our wholly-owned subsidiaries Medallion Funding, Medallion Capital, Medallion Business Credit, Freshstart, and Medallion Bank.

DIVIDEND REINVESTMENT PLAN

Pursuant to our Dividend Reinvestment Plan, a shareholder whose shares are registered in his or her own name can have all distributions reinvested in additional shares of common stock by American Stock Transfer, or the Plan Agent, if the shareholder enrolls in the Dividend Reinvestment Plan by delivering an Authorization Form to the Plan Agent prior to the corresponding dividend declaration date. The Plan Agent will effect purchases of common stock under the Dividend Reinvestment Plan in the open market. Holders of common stock who do not elect to participate in the Dividend Reinvestment Plan will receive all distributions in cash paid by check mailed directly to the shareholder of record (or if the common stock is held in street or other nominee name, then to the nominee) as of the relevant record date, by the Plan Agent, as dividend disbursing agent. Shareholders whose shares are held in the name of a broker or nominee, or shareholders transferring such an account to a new broker or nominee, should contact the broker or nominee to determine whether and how they may participate in the Dividend Reinvestment Plan.

The Plan Agent serves as agent for the holders of common stock in administering the Dividend Reinvestment Plan. After we declare a dividend, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy common stock on NASDAQ or elsewhere for the participants’ accounts. The price of the shares will be the average market price at which such shares were purchased by the Plan Agent.

Participants in the Dividend Reinvestment Plan may withdraw from the Dividend Reinvestment Plan upon written notice to the Plan Agent. Such withdrawal will be effective immediately if received not less than ten days prior to a dividend record date; otherwise, it will be effective the day after the related dividend distribution date. When a participant withdraws from the Dividend Reinvestment Plan or upon termination of the Dividend Reinvestment Plan as provided below, certificates for whole shares of common stock credited to his or her account under the Dividend Reinvestment Plan will be issued and a cash payment will be made for any fractional share of common stock credited to such account.

The Plan Agent will maintain each participant’s account in the Dividend Reinvestment Plan and will furnish monthly written confirmations of all transactions in such account, including information needed by the shareholder for personal and tax records. Common stock in the account of each Dividend Reinvestment Plan participant will be held by the Plan Agent in non-certificate form in the name of such participant. Proxy materials relating to our stockholders’ meetings will include those shares purchased as well as shares held pursuant to the Dividend Reinvestment Plan.

In the case of participants whose beneficially owned shares are held in the name of banks, brokers, or other nominees, the Plan Agent will administer the Dividend Reinvestment Plan on the basis of the number of shares of common stock certified from time to time by the record holders as the amount held for the account of such beneficial owners. Shares of common stock may be purchased by the Plan Agent through any of the Underwriters, acting as broker or, after the completion of this offering, from a dealer.

The Plan Agent’s fees for the handling or reinvestment of dividends and other distributions will be paid by us. Each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent’s open market purchases in connection with the reinvestment of distributions. There are no other charges to participants for reinvesting distributions.

Distributions are taxable whether paid in cash or reinvested in additional shares, and the reinvestment of distributions pursuant to the Dividend Reinvestment Plan will not relieve participants of any US federal income tax or state income tax that may be payable or required to be withheld on such distributions. See “Material US Federal Income Tax Considerations.”

Experience under the Dividend Reinvestment Plan may indicate that changes are desirable. Accordingly, we reserve the right to amend or terminate the Reinvestment Plan as applied to any distribution paid subsequent to written notice of the change sent to all of our shareholders at least 90 days before the record date for such distribution.

The Dividend Reinvestment Plan also may be amended or terminated by the Plan Agent by at least 90 days’ written notice to all our shareholders. All correspondence concerning the Dividend Reinvestment Plan should be directed to, and additional information can be obtained from, the Plan Agent at 59 Maiden Lane, New York, New York, 10038.

CERTAIN U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material US federal income tax considerations applicable to us and to an investment in shares of our common stock. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under US federal income tax laws, including shareholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service, or the IRS, regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax; or foreign, state, or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

This summary does not discuss the consequences of an investment in shares of our preferred stock, debt securities, or warrants representing rights to purchase shares of our common stock, preferred stock, or debt securities. The tax consequences of such an investment will be discussed in a relevant prospectus supplement.

A “US shareholder” is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the U.S.;

•	a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the U.S. or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “non-U.S. shareholder” is a beneficial owner of shares of our common stock that is not a U.S. shareholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective shareholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local, and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

Election to be Taxed as a RIC

As a business development company, we have elected to be treated as a RIC under Subchapter M of the Code. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our shareholders as dividends. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, to obtain RIC tax treatment we must distribute to our shareholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses, or the Annual Distribution Requirement.

Taxation as a RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain ( i.e. , net long-term capital gains in excess of net short-term capital losses) we distribute to shareholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our shareholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed, in preceding years, or the Excise Tax Avoidance Requirement. We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•	derive in each taxable year at least 90% of our gross income from dividends, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, or other income derived with respect to our business of investing in such stock or securities, and net income derived from interests in “qualified publicly traded partnerships” (i.e., partnerships that are traded on an established securities market or tradable on a secondary market, other than partnerships that derive 90% of their income from interest, dividends, capital gains, and other traditional permitted mutual fund income) or the 90% Income Test; and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•	at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•	no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in the securities of one or more qualified publicly traded partnerships, or the Diversification Tests.

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with payment-in-kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our shareholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our shareholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior Securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the diversification tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or otherwise fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our shareholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our shareholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “Election to be Taxed as a RIC” above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

Taxation of U.S. Shareholders

Distributions by us generally are taxable to U.S. shareholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. shareholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate shareholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15% for taxable years beginning before January 1, 2011. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain dividends” will be taxable to a U.S. shareholder as long-term capital gains (currently at a maximum rate of 15% in the case of individuals, trusts, or estates), regardless of the U.S. shareholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. shareholder’s adjusted tax basis in such shareholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. shareholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. shareholder will be required to include his, her, or its share of the deemed distribution in income as if it had been actually distributed to the U.S. shareholder, and the U.S. shareholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. shareholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual shareholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. shareholder’s other federal income tax obligations or may be refunded to the extent it exceeds a shareholder’s liability for federal income tax. A shareholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to utilize the deemed distribution approach, we must provide written notice to our shareholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain dividends paid for that year, we may, under certain circumstances, elect to treat a dividend that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. shareholder will still be treated as receiving the dividend in the taxable year in which the distribution is made. However, any dividend declared by us in October, November or December of any calendar year, payable to shareholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. shareholders on December 31 of the year in which the dividend was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though it represents a return of his, her, or its investment.

A shareholder generally will recognize taxable gain or loss if the shareholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the shareholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain dividends received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of distributions or otherwise) within 30 days before or after the disposition.

In general, individual and other non-corporate U.S. shareholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. shareholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate shareholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate shareholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate shareholders generally may not deduct any net capital losses against ordinary income for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. shareholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share basis, the amounts includible in such U.S. shareholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the IRS (including the amount of dividends, if any, eligible for the 15%

maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. shareholder’s particular situation. Dividends distributed by us generally will not be eligible for the dividends-received deduction or the 15% maximum rate applicable to qualifying dividends.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. shareholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such shareholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such shareholder has failed to properly report certain interest and dividend income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. shareholder’s federal income tax liability and may entitle such shareholder to a refund, provided that proper information is timely provided to the IRS.

Taxation of Non-U.S. Shareholders

Whether an investment in the shares is appropriate for a non-U.S. shareholder will depend upon that person’s particular circumstances. An investment in the shares by a non-U.S. shareholder may have adverse tax consequences. Non-U.S. shareholders should consult their tax advisers before investing in our common stock.

Dividends paid by us to non-U.S. shareholders are generally subject to withholding at a 30% rate or a reduced rate specified by an applicable income tax treaty to the extent derived from investment income and short-term capital gains. In order to obtain a reduced rate of withholding, a non-U.S. shareholder will be required to provide an IRS Form W-8BEN certifying its entitlement to benefits under a treaty. The withholding tax does not apply to regular dividends paid to a non-U.S. shareholder who provides a Form W-8ECI, certifying that the dividends are effectively connected with the non-U.S. shareholder’s conduct of a trade or business within the United States. Instead, the effectively connected dividends will be subject to regular U.S. income tax as if the non-U.S. shareholder were a U.S. shareholder. A non-U.S. corporation receiving effectively connected dividends may also be subject to additional “branch profits tax” imposed at a rate of 30% (or lower treaty rate). A non-U.S. shareholder who fails to provide an IRS Form W-8BEN or other applicable form may be subject to backup withholding at the appropriate rate.

In general, United States federal withholding tax will not apply to any gain or income realized by a non-U.S. shareholder in respect of any distributions of net long-term capital gains over net short-term capital losses, exempt-interest dividends, or upon the sale or other disposition of shares of our common stock.

For taxable years beginning before January 1, 2008, properly-designated dividends are generally exempt from United States federal withholding tax where they (i) are paid in respect of our “qualified net interest income” (generally, our U.S. source interest income, other than certain contingent interest and interest from obligations of a corporation or partnership in which we are at least a 10% shareholder, reduced by expenses that are allocable to such income) or (ii) are paid in respect of our “qualified short-term capital gains” (generally, the excess of our net short-term capital gain over our long-term capital loss for such taxable year). However, depending on our circumstances, we may designate all, some or none of its potentially eligible dividends as such qualified net interest income or as qualified short-term capital gains, and/or treat such dividends, in whole or in part, as ineligible for this exemption from withholding. In order to qualify for this exemption from withholding, a non-U.S. shareholder will need to comply with applicable certification requirements relating to its non-U.S. status (including, in general, furnishing an IRS Form W-8BEN or substitute Form). In the case of shares held through an intermediary, the intermediary may withhold even if we designate the payment as qualified net interest income or qualified short-term capital gain. Non-U.S. shareholders should contact their intermediaries with respect to the application of these rules to their accounts.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

Failure to Qualify as a RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to shareholders, nor would they be required to be made. Distributions would generally be taxable to our shareholders as ordinary dividend income eligible for the 15% maximum rate for taxable years beginning before 2011 to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the dividends received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the shareholder’s tax basis, and any remaining distributions would be treated as a capital gain.

GOVERNMENT REGULATION

Regulation under the 1940 Act

We have elected to be treated as a business development company under the 1940 Act and have elected to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities voting as a class.

Qualifying Assets

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our business are the following:

(1) Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a) is organized under the laws of, and has its principal place of business in, the U.S.;

(b) is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c) satisfies any of the following:

•	does not have any class of securities with respect to which a broker or dealer may extend margin credit;

•	is controlled by a business development company or a group of companies including a business development company and the business development company has an affiliated person who is a director of the eligible portfolio company; or

•	is a small and solvent company having total assets of not more than $4 million and capital and surplus of not less than $2 million.

(2) Securities of any eligible portfolio company which we control.

(3) Securities purchased in transactions not involving any public offering from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4) Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own at least 60% of the outstanding equity of the eligible portfolio company.

(5) Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6) Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

The SEC has proposed a regulation under the 1940 Act to expand the definition of eligible portfolio company in a manner that would promote the flow of capital to small, developing and financially troubled companies. This regulation would define eligible portfolio company with reference to whether a company has any class of securities listed on a national securities exchange or NASDAQ. We continue to monitor this issue closely and intend to adjust our investment focus as needed to comply with and/or take advantage of this rule if it is adopted or of any other future administrative position, judicial decision or legislative action.

Managerial Assistance to Portfolio Companies

In addition, a business development company must have been organized and have its principal place of business in the U.S. and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

Temporary Investments

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash equivalents, U.S. government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements.

Senior Securities

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our shareholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to full asset coverage requirements. In addition to the 1940 Act, we are subject to two exemptive orders which govern how we calculate our senior securities. For a discussion of the risks associated with leverage, see “Risk Factors—Risks Relating to Our Business and Structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

Regulation by the SBA

Medallion Funding, Medallion Capital, and Freshstart each operate as Small Business Investment Companies, or SBIC’s. The SBIA authorizes the organization of SBIC’s as vehicles for providing equity capital, long term financing, and management assistance to small business concerns. The SBIA and the SBA regulations define a “small business concern” as a business that is independently owned and operated, which does not dominate its field of operation and which (i) has a net worth, together with any affiliates, of $18.0 million or less and average annual net income after US federal income taxes for the preceding two years of $6.0 million or less (average annual net income is computed without the benefit of any carryover loss), or (ii) satisfies alternative criteria under SBA regulations that focus on the industry in which the business is engaged and the number of persons employed by the business or its gross revenues. In addition, at the end of each year, at least 20% of the total amount of loans made after April 25, 1994 must be made in “smaller businesses” which have a net worth of $6.0 million or less and average net income after federal income taxes for the preceding two years of $2.0 million or less. SBA regulations also prohibit an SBIC from providing funds to a small business concern for certain purposes, such as relending and reinvestment.

Medallion Funding is authorized to make loans to borrowers other than disadvantaged businesses (that is, businesses that are at least 50% owned, and controlled and managed, on a day to day basis, by a person or persons whose participation in the free enterprise system is hampered because of social or economic disadvantage) if, at the time of the loan, Medallion Funding has in its portfolio outstanding loans to disadvantaged businesses with an aggregate cost basis equal to or exceeding the value of the unamortized repurchase discount under the preferred stock repurchase agreement between Medallion Funding and the SBA, which is currently zero.

Under current SBA Regulations, the maximum rate of interest that Medallion Funding may charge may not exceed the higher of (i) 19% or (ii) the sum of (a) the higher of (i) that company’s weighted average cost of qualified borrowings, as determined under SBA Regulations, or (ii) the current SBA debenture rate, plus (b) 11%, rounded to the next lower eighth of one percent. As of December 31, 2005, the maximum rate of interest permitted on loans originated by the Medallion Funding, Medallion Capital, and Freshstart was 19%. As of March 31, 2006, our outstanding medallion loans had a weighted average rate of interest 6.55% and our outstanding commercial loans had a weighted average rate of interest of 10.66%. Current SBA regulations also require that each loan originated by an SBIC have a term of between one and 20 years; loans to disadvantaged businesses also may be for a minimum term of one year.

The SBA restricts the ability of SBICs to repurchase their capital stock, to retire their SBA debentures, and to lend money to their officers, directors, and employees, or invest in affiliates thereof. The SBA also prohibits, without prior SBA approval, a “change of control” or transfers which would result in any person (or group of persons acting in concert) owning 10% or more of any class of capital stock of an SBIC. A “change of control” is any event which would result in the transfer of the power, direct or indirect, to direct the management and policies of an SBIC, whether through ownership, contractual arrangements or otherwise.

Under SBA Regulations, without prior SBA approval, loans by licensees with outstanding SBA leverage to any single small business concern may not exceed 20% of an SBIC’s regulatory capital, as defined. Under the terms of the respective conversion agreements with the SBA, however, Medallion Funding is authorized to make loans to disadvantaged borrowers in amounts not exceeding 30% of its respective regulatory capital.

SBICs must invest idle funds that are not being used to make loans in investments permitted under SBA regulations. These permitted investments include direct obligations of, or obligations guaranteed as to principal and interest by, the government of the U.S. with a term of 15 months or less and deposits maturing in one year or less issued by an institution insured by the FDIC. These permitted investments must be maintained in (i) direct obligations of, or obligations guaranteed as to principal and interest by, the U.S., which mature within 15 months from the date of the investment; (ii) repurchase agreements with federally insured institutions with a maturity of seven days or less if the securities underlying the repurchase agreements are direct obligations of, or obligations guaranteed as to principal and interest by, the U.S., and such securities must be maintained in a custodial account in a federally insured institution; (iii) certificates of deposit with a maturity of one year or less, issued by a federally insured institution; (iv) a deposit account in a federally insured institution, subject to withdrawal restriction of one year or less; (v) a checking account in a federally insured institution; or (vi) a reasonable petty cash fund.

SBICs may purchase voting securities of small business concerns in accordance with SBA regulations. Although prior regulations prohibited an SBIC from controlling a small business concern except in limited circumstances, new regulations adopted by the SBA on October 22, 2002 (pursuant to Public Law 106-554) now allow an SBIC to exercise control over a small business for a period of seven years from the date on which the SBIC initially acquires its control position. This control period may be extended for an additional period of time with the SBA’s prior written approval.

Regulation of Medallion Bank as an Industrial Bank

In May 2002, we formed Medallion Bank, which received approval from the FDIC for federal deposit insurance in October 2003. Medallion Bank, a Utah-chartered industrial bank, is a depository institution subject to regulatory oversight and examination by both the FDIC and the Utah Department of Financial Institutions. Under its banking charter, Medallion Bank is empowered to make consumer and commercial loans, and may accept all FDIC-insured deposits other than demand deposits (checking accounts). The creation of Medallion Bank allows us to apply stable and low-cost bank deposit funding for key lending business activities throughout our business.

Medallion Bank is subject to certain federal laws that restrict and control its ability to extend credit and provide or receive services between affiliates. In addition, the FDIC has regulatory authority to prohibit Medallion Bank from engaging in any unsafe or unsound practice in conducting its business.

Medallion Bank is further subject to capital adequacy guidelines issued by the Federal Financial Institutions Examination Council, or the FFIEC. These guidelines make regulatory capital requirements more sensitive to differences in risk profiles among banking organizations and consider off-balance sheet exposures in determining capital adequacy. Under the rules and regulations of the FFIEC, at least half of a bank’s total capital is required to be Tier I capital, comprised of common equity, retained earnings and a limited amount of non-cumulative perpetual preferred stock. The remaining capital, Tier II capital, may consist of other preferred stock, certain hybrid debt/equity instruments, a limited amount of term-subordinated debt, or a limited amount of the reserve for possible credit losses. The FFIEC has also adopted minimum leverage ratios for banks, which are calculated by dividing Tier I capital by total average assets. Recognizing that the risk-based capital standards address only credit risk, and not interest rate, liquidity, operational, or other risks, many banks are expected to maintain capital in excess of the minimum standards.

In addition, pursuant to provisions of the FDIC Improvement Act of 1991, or FDICIA, and related regulations with respect to prompt corrective action, FDIC-insured institutions such as Medallion Bank may only accept brokered deposits without FDIC permission if they meet specified capital standards, and are subject to restrictions with respect to the interest they may pay on deposits unless they are well-capitalized. To be well-capitalized under the prompt corrective action provisions, a bank must have a ratio of combined Tier I and Tier II capital to risk-weighted assets of not less than 10%, Tier I capital to risk-weighted assets of not less than 6%, and a Tier I to average assets of not less than 5%.

We, the FDIC and Medallion Bank have agreed that the capital levels of Medallion Bank will at all times meet or exceed the levels required for Medallion Bank to be considered well capitalized under the FDIC rules and regulations, that Medallion Bank’s Tier I capital to total assets ratio will be maintained at not less than 15%, and that Medallion Bank will maintain an adequate allowance for loan and lease losses.

Sections 23A and 23B of the Federal Reserve Act and applicable regulations also impose restrictions on Medallion Bank. These restrictions limit the transfer of funds by a depository institution to certain of its affiliates, including us, in the form of loans, extensions of credit, investments, or purchases of assets. Sections 23A and 23B also require generally that the depository institution’s transactions with its affiliates be on terms no less favorable to Medallion Bank than comparable transactions with unrelated third parties.

The USA Patriot Act and the International Money Laundering Abatement and Anti-Terrorist Financing Act of 2001, or the Patriot Act, was enacted on October 26, 2001, and is intended to detect and prosecute terrorism and international money laundering. The Patriot Act establishes new standards for verifying customer identification incidental to the opening of new accounts. Medallion Bank has undertaken appropriate measures to comply with the Patriot Act and associated regulations. Other provisions of the Patriot Act provide for special information sharing procedures governing communications with the government and other financial institutions with respect to suspected terrorists and money laundering activity, and enhancements to suspicious activity reporting, including electronic filing of suspicious activity reports over a secure filing network.

Other

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to us or our shareholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We have adopted and implemented written policies and procedures reasonably designed to prevent violation of the federal securities laws and intend to review these policies and procedures annually for their adequacy and the effectiveness of their implementation. We have designated a chief compliance officer to be responsible for administering our policies and procedures.

Compliance with the Sarbanes-Oxley Act of 2002 and NASDAQ Corporate Governance Regulations

The Sarbanes-Oxley Act of 2002, or the Sarbanes-Oxley Act, imposes a wide variety of regulatory requirements on publicly-held companies and their insiders. Many of these requirements affect us. The Sarbanes-Oxley Act has required us to review our policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the new regulations promulgated thereunder. We will continue to monitor our compliance with all future regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance therewith.

In addition, NASDAQ has adopted or is in the process of adopting corporate governance changes to its listing standards. We believe we are in compliance with such corporate governance listing standards. We will continue to monitor our compliance with all future listing standards and will take actions necessary to ensure that we are in compliance therewith.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the DGCL and on our charter and by-laws. This summary is not necessarily complete, and we refer you to the DGCL and our charter and bylaws for a more detailed description of the provisions summarized below.

General

We were organized as a corporation under the laws of the State of Delaware on October 20, 1995. Our authorized capital stock consists of 1,000,000 shares of preferred stock, and 50,000,000 shares of common stock. Upon completion of this offering, assuming all shares are sold, we will have outstanding 26,812,915 shares of common stock and no shares of preferred stock. As of August 1, 2006, there were no shares of preferred stock outstanding and 17,312,915 shares of common stock outstanding and 116 record holders.

Common Stock

The holders of our common stock are entitled to one vote for each share on all matters voted upon by shareholders, including the election of directors.

Subject to the rights of any outstanding shares of preferred stock, the holders of the common stock are entitled to such dividends as may be declared in the discretion of the board of directors out of funds legally available therefor. Holders of common stock are entitled to share ratably in our net assets upon liquidation after payment or provision for all liabilities and any preferential liquidation rights of any outstanding shares of preferred stock.

The holders of common stock have no preemptive rights to purchase shares of our stock. Shares of common stock are not subject to any redemption provisions and are not convertible into any of our other securities. All outstanding shares of common stock are, and the shares of common stock to be issued pursuant to this offering will be upon payment therefor, fully paid and non-assessable.

Preferred Stock

Subject to the asset coverage requirements of the 1940 Act, preferred stock may be issued from time to time by the board of directors as shares of one or more classes or series. Subject to the provisions of our certificate of incorporation and limitations prescribed by law, the board of directors is expressly authorized to adopt resolutions to issue the shares, to fix the number of shares, to change the number of shares constituting any series, and to provide for or change the voting powers, designations, preferences and relative, participating, optional or other special rights, qualifications, limitations or restrictions thereof, including dividend rights (including whether dividends are cumulative), dividend rates, terms of redemption (including sinking fund provisions), redemption prices, conversion rights and liquidation preferences of the shares constituting any class or series of the preferred stock, in each case without any further action or vote by the shareholders. We have no current plans to issue any shares of preferred stock of any class or series.

One of the effects of undesignated preferred stock may be to enable the board of directors to render more difficult, or to discourage an attempt, to obtain control of us by means of a tender offer, proxy contest, merger or otherwise, and thereby to protect the continuity of our management. The issuance of shares of the preferred stock pursuant to the board of directors’ authority described above may adversely affect the rights of the holders of common stock. For example, preferred stock issued by us may rank prior to the common stock as to dividend rights, liquidation preference or both and may have full or limited voting rights and be convertible into shares of common stock. Accordingly, the issuance of shares of preferred stock may discourage bids for the common stock or may otherwise adversely affect the market price of the common stock.

Limitation on Directors’ Liabilities

Pursuant to our certificate of incorporation and under Delaware law, our directors are not liable to us or its shareholders for monetary damages for breach of fiduciary duty, except for liability in connection with a breach of duty of loyalty, for acts or omissions not in good faith or which involve intentional misconduct or a knowing violation of law, for dividend payments or stock repurchases illegal under Delaware law or any transaction in which a director has derived an improper personal benefit.

Authorized and Outstanding Securities

The following table illustrates our authorized and outstanding securities on August 1, 2006:

Title of Class	Amount Authorized	Amount Held By Us For Our Own Account	Amount Outstanding(1)
Common Stock	50,000,000	1,373,351	17,312,915
Preferred Stock	1,000,000	0	0

(1)	Exclusive of amount held by us or for our own accounts.

Stock Repurchase Program

We maintain a stock repurchase program in which we are authorized to repurchase up to $20,000,000 of our common stock. Our board of directors authorized us to repurchase up to $10,000,000 of our common stock on November 3, 2003 and authorized us to repurchase an additional $10,000,000 of our common stock on November 3, 2004. The stock repurchase program expires after a certain number of days, except in certain cases where it is extended through completion of the authorized amounts. The stock repurchase program was extended in November 2005 and was further extended in July 2006. Under the current extension, purchases are to commence no earlier than August 26, 2006 and will conclude 180 days after the commencement of the purchases. If we have not repurchased all of the common stock by the end of the period set forth above, we are permitted to extend the term of the stock repurchase program for an additional period or periods, until we have repurchased up to the total amount authorized under the stock repurchase program.

Delaware Law and Certain Provisions of the Certificate of Incorporation and the By-Laws

Our certificate of incorporation and by-laws include provisions that could make it more difficult to acquire us by means of a merger, a tender offer, a proxy contest or otherwise. These provisions, as described below, are expected to discourage certain types of coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us first to negotiate. These provisions may also, however, inhibit a change in control of in circumstances that could give our shareholders the opportunity to realize a premium over the then prevailing market price of our common stock. In addition, these provisions could adversely affect the market price for our common stock. We believe that the benefits of increased protection of our potential ability to negotiate with the proponent of an unfriendly or unsolicited proposal to acquire or restructure us outweigh the disadvantages of discouraging such proposals because, among other things, negotiations with respect to such proposals could result in an improvement of their terms.

Our certificate of incorporation and the by-laws provide that our board of directors be divided into three classes of directors, with the term of each class expiring in a different year. See “Management.” Our by-laws provide that the number of directors will be fixed from time to time exclusively by the board of directors, but shall consist of not more than 15 nor less than three directors. A majority of the board of directors then in office has the sole authority to fill any vacancies on the board. Our certificate of incorporation provides that directors may be removed only by the affirmative vote of holders of at least 75% of the voting power of all of the then outstanding shares of stock entitled to vote generally in the election of directors voting together as a single class.

Our certificate of incorporation provides that shareholder action can be taken only at an annual or special meeting of shareholders and prohibits shareholder action by written consent in lieu of a meeting. Our certificate of incorporation and by-laws provide that special meetings of shareholders can be called by the chairman of the board, pursuant to a resolution approved by a majority of the total number of directors which we would have if there were no vacancies on the board of directors, or by the shareholders owning at least 20% of the stock entitled to vote at the meeting. The business permitted to be conducted at any special meeting of shareholders is limited to the business brought before the meeting by the chairman of the board, or at the request of a majority of the members of the board of directors, or as specified in the shareholders’ notice of a meeting.

Our by-laws set forth an advance notice procedure with regard to the nomination, other than by or at the direction of the board of directors, of candidates for election as directors and with regard to business brought before an annual meeting of our shareholders.

Our certificate of incorporation and by-laws contain provisions requiring the affirmative vote of the holders of at least 75% of our voting stock, voting together as a single class, to amend certain provisions of the certificate of incorporation relating primarily to anti-takeover provisions and to the limitations on director liability and to amend the by-laws.

Our certificate of incorporation empowers the board of directors, when considering a tender offer or merger or acquisition proposal, to take into account factors in addition to potential economic benefits to shareholders.

These factors may include (i) comparison of the proposed consideration to be received by our shareholders in relation to the then current market price of our capital stock, our estimated current value in a freely negotiated transaction, and our estimated future value as an independent entity; (ii) the impact of such a transaction on our customers and employees, and its effect on the communities in which we operate; and (iii) our ability to fulfill our objectives under applicable statutes and regulations.

Our certificate of incorporation prohibits us from purchasing any shares of our stock from any person, entity or group that beneficially owns 5% or more of our voting stock at a price exceeding the average closing price for the 20 trading days prior to the purchase date, unless a majority of our disinterested shareholders approve the transaction. This restriction on our purchases does not apply to any offer to purchase shares of a class of our stock which is made on the same terms and conditions to all holders of that class of stock, to any purchase of stock owned by such a 5% shareholder occurring more than two years after such shareholder’s last acquisition of our stock, to any purchase of our stock in accordance with the terms of any stock option or employee benefit plan, or to any purchase at prevailing market prices pursuant to a stock purchase program.

Section 203 of the DGCL, is applicable to corporations organized under the laws of the State of Delaware. Subject to certain exceptions set forth therein, Section 203 of the DGCL provides that a corporation shall not engage in any business combination with any “interested shareholder” for a three-year period following the date that such shareholder becomes an interested shareholder unless (a) prior to such date, the board of directors of the corporation approved either the business combination or the transaction which resulted in the shareholder becoming an interested shareholder, (b) upon consummation of the transaction which resulted in the shareholder becoming an interested shareholder, the interested shareholder owned at least 85% of the voting stock of the corporation outstanding at the time the transaction commenced (excluding certain shares) or (c) on or subsequent to such date, the business combination is approved by the board of directors of the corporation and by the affirmative vote of at least 66 2/3% of the outstanding voting stock which is not owned by the interested shareholder. Except as specified therein, an interested shareholder is defined to mean any person that (i) is the owner of 15% or more of the outstanding voting stock of the corporation; or (ii) is an affiliate or associate of the corporation and was the owner of 15% or more of the outstanding voting stock of the corporation at any time within three years immediately prior to the relevant date, and the affiliates and associates of such person referred to in clause (i) or (ii) of this sentence. Under certain circumstances, Section 203 of the DGCL makes it more difficult for an interested shareholder to effect various business combinations with a corporation for a three-year period, although the shareholders may, by adopting an amendment to the corporation’s certificate of incorporation or by-laws, elect not to be governed by this section, effective twelve months after adoption. Our certificate of incorporation and by-laws do not exclude us from the restrictions imposed under Section 203 of the DGCL. It is anticipated that the provisions of Section 203 of the DGCL may encourage companies interested in acquiring us to negotiate in advance with the board of directors.

PLAN OF DISTRIBUTION

We may sell the securities in any of three ways (or in any combination): (a) through underwriters or dealers; (b) directly to a limited number of purchasers or to a single purchaser; or (c) through agents. The securities may be sold “at-the-market” to or through a market maker or into an existing trading market for the securities, on an exchange or otherwise. The prospectus supplement will set forth the terms of the offering of such securities, including:

•	the name or names of any underwriters, dealers or agents and the amounts of securities underwritten or purchased by each of them;

•	the offering price of the securities and the proceeds to us and any discounts, commissions or concessions allowed or reallowed or paid to dealers; and

•	any securities exchanges on which the securities may be listed.

Any offering price and any discounts or concessions allowed or reallowed or paid to dealers may be changed from time to time.

If underwriters are used in the sale of any securities, the securities will be acquired by the underwriters for their own account and may be resold from time to time in one or more transactions, including negotiated transactions, at a fixed public offering price or at varying prices determined at the time of sale. The securities may be either offered to the public through underwriting syndicates represented by managing underwriters, or directly by underwriters. Generally, the underwriters’ obligations to purchase the securities will be subject to certain conditions precedent. The underwriters will be obligated to purchase all of the securities if they purchase any of the securities.

The maximum commission or discount to be received by any member of the National Association of Securities Dealers, Inc. or independent broker-dealer will not be greater than 10% for the sale of any securities being registered and 0.5% for due diligence.

We may sell the securities through agents from time to time. The prospectus supplement will name any agent involved in the offer or sale of the securities and any commissions we pay to them. Generally, any agent will be acting on a best efforts basis for the period of its appointment.

We may authorize underwriters, dealers or agents to solicit offers by certain purchasers to purchase the securities from us at the public offering price set forth in the prospectus supplement pursuant to delayed delivery contracts providing for payment and delivery on a specified date in the future. The contracts will be subject only to those conditions set forth in the prospectus supplement, and the prospectus supplement will set forth any commissions we pay for soliciting these contracts.

Agents and underwriters may be entitled to indemnification by us against certain civil liabilities, including liabilities under the Securities Act of 1933 or to contribution with respect to payments which the agents or underwriters may be required to make in respect thereof. Agents and underwriters may be customers of, engage in transactions with, or perform services for us in the ordinary course of business.

We may enter into derivative transactions with third parties, or sell securities not covered by this prospectus to third parties in privately negotiated transactions. If the applicable prospectus supplement indicates, in connection with those derivatives, the third parties may sell securities covered by this prospectus and the applicable prospectus supplement, including in short sale transactions. If so, the third party may use securities pledged by us or borrowed from us or others to settle those sales or to close out any related open borrowings of stock, and may use securities received from us in settlement of those derivatives to close out any related open borrowings of stock. The third party in such sale transactions will be an underwriter and, if not identified in this prospectus, will be identified in the applicable prospectus supplement (or a post-effective amendment). We or one of our affiliates may loan or pledge securities to a financial institution or other third party that in turn may sell the securities using this prospectus. Such financial institution or third party may transfer its short position to investors in our securities or in connection with a simultaneous offering of other securities offered by this prospectus or otherwise.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for us by Willkie Farr & Gallagher LLP, New York, New York. Mario M. Cuomo, Of Counsel in the firm of Willkie Farr & Gallagher LLP, is one of our directors.

EXPERTS

The financial statements included in this prospectus and elsewhere in the registration statement for the year ended December 31, 2005 have been audited by Weiser LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. The financial statements included in this prospectus and elsewhere in the registration statement for the year ended December 31, 2004 have been audited by Eisner LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. The financial statements included in this prospectus and elsewhere in the registration statement for the two years ended December 31, 2003 have been audited by PricewaterhouseCoopers LLP, independent public accountants, as indicated in their reports with respect thereto, and are included herein in reliance upon the authority of said firm as experts in accounting and auditing in giving said reports. Effective July 29, 2002, we dismissed our independent auditors, Arthur Andersen LLP, in view of developments involving Andersen at that time.

As our former independent auditors, Andersen provided a report on our consolidated financial statements as of and for each of the five fiscal years in the period ended December 31, 2001. SEC rules require us to obtain Andersen’s consent to the inclusion of its audit report in our public filings. However, Andersen has informed us that it is no longer able to provide such consent as a result of the departure from Andersen of the former partner and manager responsible for the audit report. Under these circumstances, Rule 437A under the Securities Act of 1933, as amended, permits us to incorporate the audit report and the audited financial statements without obtaining the consent of Andersen. The SEC has recently provided regulatory relief designed to allow public companies to dispense with the requirement that they file a consent of Andersen in certain circumstances.

CUSTODIAN, TRANSFER AGENT, DIVIDEND DISBURSING AGENT, AND REGISTRAR

The American Stock Transfer & Trust Company, 59 Maiden Lane, New York, New York, 10038, serves as the custodian, transfer agent, dividend disbursing agent, and registrar for our common stock.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we generally acquire and dispose of our investments in privately negotiated transactions, we infrequently use brokers in the normal course of our business. From January 1, 2003 through March 31, 2006, we have paid less than $50,000 in brokerage commissions. Subject to policies established by our board of directors, management is primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. We do not execute transactions through any particular broker or dealer, but seek to obtain the best net results, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While we generally seek reasonably competitive trade execution costs, we will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, we may select a broker based partly upon brokerage or research services provided to management. In return for such services, we may pay a higher commission than other brokers would charge if our management determines in good faith that such commission is reasonable in relation to the services provided.

MEDALLION FINANCIAL CORP.

INDEX TO CONSOLIDATED FINANCIAL STATEMENTS

AUDITED CONSOLIDATED FINANCIAL STATEMENTS

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Medallion Financial Corp.

We have audited the accompanying consolidated balance sheet of Medallion Financial Corp. and subsidiaries as of December 31, 2005, and the related consolidated statements of operations, changes in shareholders’ equity, and cash flows for the year then ended. These financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of Medallion Financial Corp. and subsidiaries as of December 31, 2005, and the consolidated results of their operations and cash flows for the year then ended in conformity with U.S. generally accepted accounting principles.

In connection with our audit of the consolidated financial statements enumerated above, we audited the consolidated schedule of investments as of December 31, 2005. In our opinion, the consolidated schedule of investments, when considered in relation to the consolidated financial statements taken as a whole, presents fairly, in all material respects, the information stated therein.

We also audited, in accordance with the standards of the Public Company Accounting Oversight Board (United States), the effectiveness of Medallion Financial Corp. and subsidiaries internal control over financial reporting as of December 31, 2005, based on the criteria established in Internal Control-Integrated Framework Issued by the Committee of Sponsoring Organization of the Treadway Commission (“COSO”), and our report dated February 21, 2006 expressed an unqualified opinion on management’s assessment of, and the effective operation of, internal control over financial reporting.

/s/ Weiser LLP

Weiser LLP

New York, New York

February 21, 2006

Report of Independent Registered Public Accounting Firm

Board of Directors and Shareholders

Medallion Financial Corp.

We have audited the accompanying consolidated balance sheet of Medallion Financial Corp. and subsidiaries as of December 31, 2004, including the consolidated schedule of investments as of December 31, 2004 and the related consolidated statements of operations, changes in shareholders’ equity, and cash flows and the selected ratios and other data (Note 15) for the year then ended. These financial statements and the selected ratios and other data are the responsibility of the Company’s management. Our responsibility is to express an opinion on these consolidated financial statements and the selected ratios and other data based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and the selected ratios and other data are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the financial statements and the selected ratios and other data referred to above present fairly, in all material respects, the consolidated financial position of Medallion Financial Corp. and subsidiaries as of December 31, 2004 and their consolidated results of operations and cash flows and the selected ratios and other data for the year then ended in conformity with accounting principles generally accepted in the United States of America.

/s/ Eisner LLP

Florham Park, New Jersey

March 25, 2005

REPORT OF INDEPENDENT AUDITORS

To the Board of Directors and Shareholders of Medallion Financial Corp.:

In our opinion, the consolidated statements of operations, changes in shareholders’ equity and of cash flows of Medallion Financial Corp. and its subsidiaries (the “Company”) present fairly, in all material respects, the results of its operations, the changes in its shareholders’ equity and its cash flows for the year ended December 31, 2003, in conformity with accounting principles generally accepted in the United States of America. These financial statements (hereafter referred to as “financial statements”) are the responsibility of the Company’s management; our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

/s/ PricewaterhouseCoopers LLP

PricewaterhouseCoopers LLP

New York, New York

March 15, 2004

MEDALLION FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

	Year Ended December 31,
	2005	2004	2003
Interest income on investments	$55,008,203	$37,875,698	$25,794,577
Dividends and interest income on short-term investments	1,700,263	809,368	223,178
Medallion lease income	464,750	434,315	196,610

Total investment income	57,173,216	39,119,381	26,214,365

Interest on floating rate borrowings	13,398,536	8,921,750	7,862,552
Interest on fixed rate borrowings	10,998,237	7,141,833	4,179,379

Total interest expense	24,396,773	16,063,583	12,041,931

Net interest income	32,776,443	23,055,798	14,172,434

Gain on sales of loans	884,608	904,074	856,083
Other income	2,995,749	2,575,355	3,600,783

Total noninterest income	3,880,357	3,479,429	4,456,866

Salaries and benefits	10,930,137	9,417,185	9,110,058
Professional fees	2,266,839	1,776,251	1,247,687
Other operating expenses	8,038,363	7,743,645	6,815,918

Total operating expenses	21,235,339	18,937,081	17,173,663

Net investment income before income taxes	15,421,461	7,598,146	1,455,637
Income tax provision	1,959,095	2,170,737	41,149

Net investment income after income taxes	13,462,366	5,427,409	1,414,488

Net realized gains (losses) on investments	1,081,005	(25,791)	11,526,628
Net change in unrealized appreciation (depreciation) on investments	(7,681,869)	17,110,411	(10,923,093)

Net realized/unrealized gain (loss) on investments	(6,600,864)	17,084,620	603,535

Net increase in net assets resulting from operations	$6,861,502	$22,512,029	$2,018,023

Net increase (decrease) in net assets resulting from operations per common share
Basic	$0.40	$1.25	$0.11
Diluted	0.39	1.22	0.11

Dividends declared per share	$0.54	$0.37	$0.16

Weighted average common shares outstanding
Basic	17,087,034	18,001,604	18,245,774
Diluted	17,552,228	18,424,518	18,287,952

The accompanying notes are an integral part of these consolidated financial statements.

MEDALLION FINANCIAL CORP.

CONSOLIDATED BALANCE SHEETS

	December 31,
	2005	2004
Assets
Medallion loans, at fair value	$449,672,510	$392,131,108
Commercial loans, at fair value	145,796,651	136,834,891
Consumer loans, at fair value	85,678,412	66,330,748
Equity investments, at fair value	24,012,508	33,645,424
Investment securities, at fair value	18,092,838	14,598,837

Total investments ($380,267,000 at December 31, 2005 and $312,330,000 at December 31, 2004 pledged as collateral under borrowing arrangements)	723,252,919	643,541,008

Cash ($574,000 in 2005 and $690,000 in 2004 restricted as to use by lender)	43,035,506	37,267,122
Accrued interest receivable	3,580,460	3,062,608
Servicing fee receivable	—	2,312,040
Fixed assets, net	614,858	991,901
Goodwill, net	5,007,583	5,007,583
Other assets, net	17,481,876	17,727,362

Total assets	$792,973,202	$709,909,624

Liabilities
Accounts payable and accrued expenses	$4,837,461	$11,756,337
Accrued interest payable	1,759,737	1,758,956
Floating rate borrowings	323,664,951	274,959,911
Fixed rate borrowings	296,357,214	250,973,035

Total liabilities	626,619,363	539,448,239

Shareholders’ equity
Preferred Stock (1,000,000 shares of $0.01 par value stock authorized—none outstanding)	—	—
Common stock (50,000,000 shares of $0.01 par value stock authorized—18,546,648 shares and 18,328,450 shares in December 31, 2005 and 2004 outstanding)	185,271	183,077
Treasury stock at cost, 1,373,351 shares in 2005 and 983,451 shares in 2004	(12,611,113)	(9,002,382)
Capital in excess of par value	175,259,730	174,095,094
Accumulated net investment income	3,519,951	5,185,596

Total shareholders’ equity	166,353,839	170,461,385

Total liabilities and shareholders’ equity	$792,973,202	$709,909,624

Number of common shares outstanding	17,173,297	17,344,999
Net asset value per share	$9.69	$9.83

The accompanying notes are an integral part of these consolidated financial statements.

MEDALLION FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF CHANGES IN SHAREHOLDERS’ EQUITY

	Common Stock		Treasury Stock		Capital In Excess Of Par Value	Cumulative Effect of Foreign Currency Translation	Accumulated Net Investment Income (Losses)
	# of Shares(1)	Amount	# of Shares	Amount
Balance at December 31, 2002	18,242,728	$182,421	(20,118)	$(331,640)	$173,781,362	$—	$(11,767,464)
Exercise of stock options	10,266	103	—		49,687	—	—
Net increase in net assets resulting from operations	—	—	—	—	—	—	2,018,023
Dividends declared on common stock ($0.09 per share)	—	—	—	—	—	—	(1,643,365)
Treasury stock acquired	(10,816)	—	(10,816)	(99,944)	—	—	—
Cumulative effect of foreign currency translation	—	—	—	—	—	(72,861)	—

Balance at December 31, 2003	18,242,178	182,524	(30,934)	(431,584)	173,831,049	(72,861)	(11,392,806)
Exercise of stock options	55,338	553	—	—	264,045	—	—
Net increase in net assets resulting from operations	—	—	—	—	—	—	22,512,029
Dividends declared on common stock ($0.33 per share)	—	—	—	—	—	—	(5,933,627)
Treasury stock acquired	(952,517)	—	(952,517)	(8,570,798)	—	—	—
Cumulative effect of foreign currency translation	—	—	—	—	—	72,861	—

Balance at December 31, 2004	17,344,999	183,077	(983,451)	(9,002,382)	174,095,094	—	5,185,596
Exercise of stock options	218,198	2,194	—	—	1,164,636	—	—
Net increase in net assets resulting from operations	—	—	—	—	—	—	6,861,502
Dividends declared on common stock ($0.50 per share)	—	—	—	—	—	—	(8,527,147)
Treasury stock acquired	(389,900)		(389,900)	(3,608,731)	—	—	—

Balance at December 31, 2005	17,173,297	$185,271	(1,373,351)	$(12,611,113)	$175,259,730	$—	$3,519,951

(1)	Shown net of Treasury shares held.

The accompanying notes are an integral part of these consolidated financial statements.

MEDALLION FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

	Year Ended December 31,
	2005	2004	2003
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase (decrease) in net assets resulting from operations	$6,861,502	$22,512,029	$2,018,023
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used for) operating activities:
Depreciation and amortization	703,731	635,758	643,809
Amortization of origination costs	1,935,600	1,704,194	1,376,641
Increase in net unrealized depreciation on investments	7,681,869	3,575,088	6,990,265
Net realized (gains) losses on investments	(1,081,005)	1,502,791	(11,526,628)
Gains on sales of loans	(884,608)	(904,074)	(856,083)
(Increase) decrease in accrued interest receivable	(660,562)	(430,333)	960,570
Decrease in servicing fee receivable	182,969	786,428	574,949
(Increase) decrease in other assets, net	4,984,276	4,134,367	(1,067,518)
Increase (decrease) in accounts payable and accrued expenses	(4,511,859)	1,074,536	(1,481,477)
Increase (decrease) in accrued interest payable	(79,496)	561,708	(4,392,505)
Gain on sale of Media	—	(24,989,099)	—
Increase in unrealized depreciation on MTM	—	2,826,600	3,932,828
Increase in valuation of servicing fee receivable	—	—	(400,000)

Net cash provided by (used for) operating activities	15,132,417	12,989,993	(3,227,126)

CASH FLOWS FROM INVESTING ACTIVITIES
Investments originated	(337,885,639)	(303,369,002)	(248,225,892)
Proceeds from principal receipts, sales, and maturities of investments	225,381,052	144,835,651	232,171,193
Cash received for sold BLL SBA Section 7 (a) loans	20,472,386	—	—
Capital expenditures	(451,357)	(281,741)	(301,346)
Purchase of consumer loan portfolio	—	(87,213,656)	—
Investments in and loans to MTM, net	—	(1,608,722)	(3,103,874)

Net cash used for investing activities	(92,483,558)	(247,637,470)	(19,459,919)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from floating rate borrowings	130,431,934	165,493,591	193,216,383
Repayments of floating rate borrowings	(81,727,539)	(121,052,737)	(143,305,813)
Proceeds from fixed rate borrowings	192,797,000	260,973,102	9,150,000
Repayments of fixed rate borrowings	(147,412,821)	(66,935,067)	(22,373,753)
Proceeds from exercise of stock options	1,166,830	264,598	49,790
Payments of declared dividends	(8,527,147)	(5,933,627)	(1,643,366)
Purchase of treasury stock at cost	(3,608,731)	(8,570,798)	(99,944)

Net cash provided by financing activities	83,119,526	224,239,062	34,993,297

NET INCREASE (DECREASE) IN CASH	5,768,384	(10,408,415)	12,306,252
CASH, beginning of year	37,267,122	47,675,537	35,369,285

CASH, end of year	$43,035,506	$37,267,122	$47,675,537

SUPPLEMENTAL INFORMATION
Cash paid during the year for interest	$22,699,270	$13,387,325	$13,745,950
Cash paid during the year for income taxes	1,198,750	2,157,000	41,149
Non-cash investing activities-net transfers to (from) other assets	7,011,897	1,439,831	(2,362,534)

The accompanying notes are an integral part of these consolidated financial statements.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

DECEMBER 31, 2005

(1) ORGANIZATION OF MEDALLION FINANCIAL CORP. AND ITS SUBSIDIARIES

Medallion Financial Corp. (the Company) is a closed-end management investment company organized as a Delaware corporation. The Company has elected to be regulated as a Business Development Company (BDC) under the Investment Company Act of 1940, as amended (the 1940 Act). The Company conducts its business through various wholly-owned subsidiaries including its primary operating company, Medallion Funding Corp. (MFC), a Small Business Investment Company (SBIC) which originates and services taxicab medallion and commercial loans. As an adjunct to the Company’s taxicab medallion finance business, the Company had wholly owned portfolio investments which conducted taxicab rooftop advertising through two subsidiaries, the primary operator Medallion Taxi Media, Inc. (Media), and a small operating subsidiary in Japan (MMJ), (together MTM). During the 2004 third quarter, Media was merged with and into a subsidiary of Clear Channel Communications, Inc. (CCU), and MMJ was sold in a stock sale to its management. (See Note 3).

The Company also conducts business through Medallion Business Credit, LLC (MBC), an originator of loans to small businesses for the purpose of financing inventory and receivables; Medallion Capital, Inc. (MCI), an SBIC which conducts a mezzanine financing business; Freshstart Venture Capital Corp. (FSVC), an SBIC which originates and services taxicab medallion and commercial loans; and Medallion Bank (MB), a Federal Deposit Insurance Corporation (FDIC) insured industrial bank that primarily originates medallion loans, commercial loans, and consumer loans, raises deposits, and conducts other banking activities. MFC, MCI, and FSVC, as SBICs, are regulated and financed in part by the SBA. Until October 2005, the Company also conducted business through Business Lenders, LLC (BLL), licensed under the Small Business Administration (SBA) Section 7(a) program. On October 17, 2005, the Company completed the sale of the loan portfolio and related assets of BLL. In connection with this transaction, the Company sold assets in the amount of $22,799,000, less liabilities assumed by the buyer in the mount of $2,327,000. The assets were sold at book value, and therefore no gain or loss, excluding transaction costs, was recognized as a result of this transaction. For 2005, BLL generated net decease in net assets resulting from operations of $1,003,000, compared to a net decrease of $419,000 for 2004, and BLL’s net investment loss after taxes was $696,000, compared to a loss of $201,000 in 2004.

MB was capitalized on December 16, 2003, with $22,000,000 from the Company. On December 22, 2003, upon satisfaction of the conditions set forth in the FDIC’s order of October 2, 2003 approving MB’s application for federal deposit insurance, the FDIC certified that the deposits of each depositor in MB were insured to the maximum amount provided by the Federal Deposit Insurance Act and MB opened for business. MB is subject to competition from other financial institutions and to the regulations of certain federal and state agencies, and undergoes examinations by those agencies.

MB is a wholly-owned subsidiary of the Company and was initially formed for the primary purpose of originating commercial loans in three categories: 1) loans to finance the purchase of taxicab medallions (licenses), 2) asset-based commercial loans and 3) SBA 7(a) loans. The loans are marketed and serviced by MB’s affiliates who have extensive prior experience in these asset groups. The Company sold all of the SBA Section 7(a) loans in its portfolio in connection with the sale of the assets of BLL to a subsidiary of Merrill Lynch in October 2005. Additionally, MB began issuing brokered certificates of deposit in January 2004, and purchased over $84,150,000 of taxicab medallion and asset-based loans from affiliates of the Company. Additionally, on April 1, 2004, MB purchased a consumer loan portfolio with a principal amount of $84,875,000, net of $4,244,000, or 5.0%, of unrealized depreciation, from an unrelated financial institution for consideration of $86,309,000. The purchase was funded with $7,700,000 of additional capital contributed by the Company and with deposits raised by MB. The purchase included a premium of approximately $5,678,000 to the book value of assets acquired, which is amortized to interest income over the expected life of the acquired loans, and which is carried in other assets on the consolidated balance sheets.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

In June 2003, MFC established several wholly-owned subsidiaries which, along with an existing subsidiary (together, Medallion Chicago), purchased certain City of Chicago taxicab medallions which are leased to fleet operators while being held for long-term appreciation in value.

In September 2002, MFC established a wholly-owned subsidiary, Taxi Medallion Loan Trust I (Trust), for the purpose of owning medallion loans originated by MFC or others. The Trust is a separate legal and corporate entity with its own creditors who, in any liquidation of the Trust, will be entitled to be satisfied out of the Trust’s assets prior to any value in the Trust becoming available to the Trust’s equity holders. The assets of the Trust, aggregating $344,594,000 at December 31, 2005 and $280,414,000 at December 31, 2004, are not available to pay obligations of its affiliates or any other party, and the assets of affiliates or any other party are not available to pay obligations of the Trust. The Trust’s loans are serviced by MFC.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The accounting and reporting policies of the Company conform with accounting principles generally accepted in the US and general practices in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles in the US requires the Company to make estimates and assumptions that affect the reporting and disclosure of assets and liabilities, including those that are of a contingent nature, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates are subject to change over time, and actual results could differ from those estimates. The determination of fair value of the Company’s investments is subject to significant change within one year.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries, except for MTM. All significant intercompany transactions, balances, and profits have been eliminated in consolidation. As non-investment companies, MTM could not be consolidated with the Company, which is an investment company under the 1940 Act. See Note 3 for the presentation of financial information for MTM.

Investment Valuation

The Company’s loans, net of participations and any unearned discount, are considered investments under the 1940 Act and are recorded at fair value. As part of the fair value methodology, loans are valued at cost adjusted for any unrealized appreciation (depreciation). Since no ready market exists for these loans, the fair value is determined in good faith by management, and approved by the Board of Directors. In determining the fair value, the Company and Board of Directors consider factors such as the financial condition of the borrower, the adequacy of the collateral, individual credit risks, historical loss experience, and the relationships between current and projected market rates and portfolio rates of interest and maturities. The Company’s consumer portfolio purchase was net of unrealized depreciation of $4,244,000, or 5.0% of the balances outstanding, and included a purchase premium of approximately $5,678,000. Adjustments to the fair value of this portfolio are based on the historical loan loss data obtained from the seller, adjusted for changes in delinquency trends and other factors as described above.

Equity investments (common stock and stock warrants) and investment securities (mortgage backed bonds) are recorded at fair value, represented as cost, plus or minus unrealized appreciation or depreciation, respectively.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

The fair value of investments that have no ready market are determined in good faith by management, and approved by the Board of Directors, based upon assets and revenues of the underlying investee companies as well as general market trends for businesses in the same industry. Included in equity investments at December 31, 2005 are marketable and non-marketable securities of $23,032,000 and $981,000, respectively. At December 31, 2004, the respective balances were $29,926,000 and $3,719,000. Because of the inherent uncertainty of valuations, management’s estimates of the values of the investments may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

The Company’s investments consist primarily of long-term loans to persons defined by SBA regulations as socially or economically disadvantaged, or to entities that are at least 50% owned by such persons. Approximately 62% and 61% of the Company’s investment portfolio at December 31, 2005 and December 31, 2004 had arisen in connection with the financing of taxicab medallions, taxicabs, and related assets, of which 78% were in New York City in both periods. These loans are secured by the medallions, taxicabs, and related assets, and are personally guaranteed by the borrowers, or in the case of corporations, are generally guaranteed personally by the owners. A portion of the Company’s portfolio (20% in 2005 and 21% in 2004) represents loans to various commercial enterprises, in a variety of industries, including wholesaling, food services, financing, broadcasting, communications, real estate, and lodging. These loans are made primarily in the metropolitan New York City area, and historically included loans guaranteed by the SBA under its Section 7(a) program, less the sale of the guaranteed portion of those loans. The Company sold all of the SBA Section 7(a) loans in its portfolio in connection with the sale of the assets of BLL to a subsidiary of Merrill Lynch in October 2005. Approximately 12% of the Company’s portfolio (up from 11% in 2004) consists of consumer loans in all 50 states collateralized by recreational vehicles, boats, and trailers.

Investment Transactions and Income Recognition

Loan origination fees and certain direct origination costs are deferred and recognized as an adjustment to the yield of the related loans. At December 31, 2005 and December 31, 2004 net origination costs totaled approximately $2,634,000 and $1,755,000. Amortization expense for the years ended December 31, 2005, 2004, and 2003 was approximately $1,936,000, $1,704,000 and $1,377,000.

Investment securities are purchased from time-to-time in the open market at prices that are greater or lesser than the par value of the investment. The resulting premium or discount is deferred and recognized as an adjustment to the yield of the related investment. At December 31, 2005 and 2004, the net premium on investment securities totaled $463,000 and $504,000, and amortization expense was $177,000 and $81,000 for 2005 and 2004. There were no premiums or amortization expense in 2003.

Interest income is recorded on the accrual basis. Taxicab medallion and commercial loans are placed on nonaccrual status, and all uncollected accrued interest is reversed, when there is doubt as to the collectibility of interest or principal, or if loans are 90 days or more past due, unless management has determined that they are both well-secured and in the process of collection. Interest income on nonaccrual loans is generally recognized when cash is received, unless a determination has been made to apply all cash receipts to principal. At December 31, 2005, 2004, and 2003, total nonaccrual loans were approximately $22,641,000, $28,523,000, and $26,769,000, and represented 4%, 5%, and 7% of the gross medallion and commercial loan portfolio, respectively. The amount of interest income on nonaccrual loans that would have been recognized if the loans had been paying in accordance with their original terms was approximately $6,744,000, $6,016,000, and $3,856,000 as of December 31, 2005, 2004, and 2003, of which $2,904,000, $2,812,000, and $2,310,000 would have been recognized in the years ended December 31, 2005, 2004, and 2003.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

The consumer portfolio has different characteristics compared to commercial loans, typified by a larger number of lower dollar loans that have similar characteristics. As a result, these loans are not typically placed on nonaccrual, but are charged off in their entirety when deemed uncollectible, or when they become 120 days past due, whichever occurs first, at which time appropriate collection and recovery efforts against both the borrower and the underlying collateral are initiated.

Loan Sales and Servicing Fee Receivable

The Company accounts for its sales of loans in accordance with Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities—a Replacement of FASB Statement No. 125” (SFAS 140). SFAS 140 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. The principal portion of loans serviced for others by the Company was approximately $9,133,000 and $123,166,000 at December 31, 2005 and December 31, 2004.

Gain or losses on loan sales were primarily attributable to the sale of commercial loans which have been at least partially guaranteed by the SBA, and was conducted by the Company’s BLL subsidiary. The Company sold all of the SBA Section 7 (a) loans in its portfolio in connection with the sale of the assets of BLL to a subsidiary of Merrill Lynch in October 2005. The Company recognized gains or losses from the sale of the SBA-guaranteed portion of a loan at the date of the sales agreement when control of the future economic benefits embodied in the loan was surrendered. The gains were calculated in accordance with SFAS 140, which required that the gain on the sale of a portion of a loan be based on the relative fair values of the loan portion sold and the loan portion retained. The gain on loan sales was due to the differential between the carrying amount of the portion of loans sold and the sum of the cash received and the servicing fee receivable. The servicing fee receivable represented the present value of the difference between the servicing fee received by the Company (generally 100 to 400 basis points) and the Company’s servicing costs and normal profit, after considering the estimated effects of prepayments and defaults over the life of the servicing agreement. In connection with calculating the servicing fee receivable, the Company made certain assumptions including the cost of servicing a loan including a normal profit, the estimated life of the underlying loan that would be serviced, and the discount rate used in the present value calculation. The Company considered 40 basis points to be its cost plus a normal profit and used the note rate plus 100 basis points for loans with an original maturity of ten years or less, and the note rate plus 200 basis points for loans with an original maturity of greater than ten years as the discount rate. The note rate was generally the prime rate plus 2.75%.

The servicing fee receivable was amortized as a charge to loan servicing fee income over the estimated lives of the underlying loans using the effective interest rate method. The Company reviewed the carrying amount of the servicing fee receivable for possible impairment by stratifying the receivables based on one or more of the predominant risk characteristics of the underlying financial assets. The Company stratified its servicing fee receivable into pools, generally by the year of creation, and within those pools, by the term of the loan underlying the servicing fee receivable. If the estimated present value of the future servicing income was less than the carrying amount, the Company established an impairment reserve and adjusted future amortization accordingly. If the fair value exceeded the carrying value, the Company may have reduced future amortization. The servicing fee receivable was carried at the lower of amortized cost or fair value.

The estimated net servicing income was based, in part, on management’s estimate of prepayment speeds, including default rates, and accordingly, there was no assurance of the accuracy of these estimates. If the prepayment speeds occurred at a faster rate than anticipated, the amortization of the servicing asset would be

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

accelerated and its value would have declined; and as a result, servicing income during that and subsequent periods would have declined. If prepayments occurred slower than anticipated, cash flows would have exceeded estimated amounts and servicing income would have increased. The constant prepayment rates utilized by the Company in estimating the lives of the loans depended on the original term of the loan, industry trends, and the Company’s historical data on prepayments and delinquencies, and ranged from 15% to 35%. The Company evaluated the temporary impairment to determine if any such temporary impairment would be considered to be permanent in nature. In the first quarter of 2003, the Company determined that $856,000 of the temporary impairment reserve had suffered a permanent loss in value and was now permanent. Additionally, during 2003, the Company determined that $400,000 of the temporary impairment reserve was no longer warranted due to the above discussed prepayment patterns and consequently, was reversed and recognized as servicing fee income. The prepayment rate of loans may have been affected by a variety of economic and other factors, including prevailing interest rates and the availability of alternative financing to borrowers.

The activity in the reserve for servicing fee receivable follows:

	Year Ended December 31,
	2005	2004	2003
Beginning Balance	$1,036,500	$1,037,500	$2,293,500
Reversal related to sale of servicing asset	(1,063,000)	(1,000)	—
Increases (decreases) charged to operations	26,500	—	(400,000)
Adjustments to carrying values (1)	—	—	(856,000)

Ending Balance	$—	$1,036,500	$1,037,500

(1)	The Company determined that a fully reserved portion of the servicing asset had suffered a permanent loss in value, and accordingly, reduced both the balance of the gross servicing fee receivable and the related reserve by $856,000. There was no impact on the consolidated statement of income.

The Company also had the option to sell the unguaranteed portions of loans to third party investors. The gain or loss on such sales is calculated in accordance with SFAS No. 140. The discount related to unguaranteed portions sold would be reversed, and the Company would recognize a servicing fee receivable or liability based on servicing fees retained by the Company. The Company was required to retain at least 5% of loans sold under the SBA Section 7(a) program. The Company had sales of unguaranteed portions of loans to third party investors of $0, $0, and $4,395,000 for the years ended December 31, 2005, 2004, and 2003, generating net gains on sale of $0, $0, and $202,000.

Unrealized Appreciation (Depreciation) and Realized Gains (Losses) on Investments

The change in unrealized appreciation (depreciation) on investments is the amount by which the fair value estimated by the Company is greater (less) than the cost basis of the investment portfolio. Realized gains or losses on investments are generated through sales of investments, foreclosure on specific collateral, and writeoffs of loans or assets acquired in satisfaction of loans, net of recoveries. Unrealized depreciation on net investments (which excludes MTM and foreclosed properties) was $12,536,000 as of December 31, 2005 and $11,261,000 as of December 31, 2004. The Company’s investment in MTM, as wholly-owned portfolio investments, was also subject to quarterly assessments of its fair value. The Company used MTM’s actual results of operations as the best estimate of changes in its fair value, and recorded the result as a component of unrealized appreciation (depreciation) on investments. See Note 3 for the presentation of financial information for MTM.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

The following table sets forth the changes in the Company’s unrealized appreciation (depreciation) (excluding MTM and foreclosed properties) on investments for the years ended December 31, 2005, 2004 and 2003.

	Loans	Equity Investments	Total
Balance December 31, 2002 (1)	$(6,997,426)	$6,039,584	$(957,842)
Increase in unrealized
Appreciation on investments	—	1,857,627	1,857,627
Depreciation on investments	(3,223,280)	122,400	(3,100,880)
Reversal of unrealized appreciation (depreciation) related to realized
Gains on investments	(11,811)	(7,732,566)	(7,744,377)
Losses on investments	2,314,726	—	2,314,726

Balance December 31, 2003 (1)	(7,917,791)	287,045	(7,630,746)
Increase in unrealized
Appreciation on investments	—	2,820,058	2,820,058
Depreciation on investments (2)	(6,258,518)	(2,478,552)	(8,737,070)
Reversal of unrealized appreciation (depreciation) related to realized
Gains on investments	—	—	—
Losses on investments	5,522,591	7,588	5,530,179
RV/Marine reserve (3)	(4,243,854)	—	(4,243,854)
Other (4)	1,000,000	—	1,000,000

Balance December 31, 2004 (1)	(11,897,572)	636,139	(11,261,433)
Increase in unrealized
Appreciation on investments	157,693	(469,587)	(311,894)
Depreciation on investments (2)	(5,412,455)	(1,266,799)	(6,679,254)
Reversal of unrealized appreciation (depreciation) related to realized
Gains on investments	—	1,485,883	1,485,883
Losses on investments	3,151,315	—	3,151,315
Reversal of reserves on sold SBA Section 7(a) loans	1,339,875	—	1,339,875
Other	(260,284)	(1)	(260,285)

Balance December 31, 2005 (1)	$(12,921,428)	$385,635	$(12,535,793)

(1)	Excludes unrealized depreciation of $1,396,750, $512,281, $317,361, and $128,738 on foreclosed properties at December 31, 2005, 2004, 2003, and 2002, respectively.
(2)	Includes $193,878 and $49,220 of depreciation on investment securities for the years ended December 31, 2005 and 2004.
(3)	Reflects the difference between the purchase price of the portfolio and the actual nominal value of the loan contracts acquired.
(4)	Reflects the reclassification of a reserve related to collateral appreciation participation loans to accounts payable and accrued expenses.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

The table below summarizes components of unrealized and realized gains and losses in the investment portfolio.

	Year Ended December 31,
	2005	2004	2003
Net change in unrealized appreciation (depreciation) on investments
Unrealized appreciation	$1,136,016	$2,820,058	$1,857,627
Unrealized depreciation	(5,782,500)	(8,737,070)	(3,100,880)
Unrealized gain on the sale of Media	—	23,512,099	—
Unrealized depreciation on MTM	—	(2,826,600)	(3,932,828)
Realized gains	(5,514,345)	(2,675,974)	(7,744,377)
Realized losses	3,602,096	5,530,179	2,314,726
Unrealized gains (losses) on foreclosed properties	(1,123,136)	(512,281)	(317,361)

Total	$(7,681,869)	$17,110,411	$(10,923,093)

Net realized gains (losses) on investments
Realized gains	$5,514,345	$5,628,629	$13,966,891
Realized losses	(4,038,482)	(5,530,179)	(2,314,726)
Direct recoveries (charge-offs)	(2,765,918)	(85,602)	36,145
Other gains	2,533,097	—	—
Realized losses on foreclosed properties	(162,037)	(38,639)	(161,682)

Total	$1,081,005	$(25,791)	$11,526,628

Goodwill

Effective January 1, 2002, coincident with the adoption of SFAS No.142, “Goodwill and Intangible Assets,” the Company tests its goodwill for impairment, and engages a consultant to help management evaluate its carrying value. The results of this evaluation demonstrated no impairment in goodwill for 2005, 2004, and 2003. The Company conducts annual appraisals of its goodwill, and will recognize any impairment in the period the impairment is identified.

Fixed Assets

Fixed assets are carried at cost less accumulated depreciation and amortization, and are depreciated on a straight-line basis over their estimated useful lives of 3 to 10 years. Leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or the estimated economic useful life of the improvement. Depreciation and amortization expense was $704,000, $636,000, and $644,000 for the years ended December 31, 2005, 2004, and 2003.

Deferred Costs

Deferred financing costs represent costs associated with obtaining the Company’s borrowing facilities, and is amortized over the lives of the related financing agreements. Amortization expense was $1,777,000, $2,085,000, and $2,771,000 for the years ended December 31, 2005, 2004, and 2003. In addition, the Company capitalizes certain costs for transactions in the process of completion, including those for acquisitions and the sourcing of other financing alternatives, and during 2004 was increased by the purchase premium paid on the consumer portfolio purchase of $5,678,000, of which $1,511,000 and $1,288,000 was amortized into interest

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

income during 2005 and 2004. Upon completion or termination of the transaction, any accumulated amounts will be amortized against income over an appropriate period, capitalized as goodwill, or written off. The amounts included in other assets on the balance sheet for all of these purposes were $5,501,000 and $7,460,000 as of December 31, 2005 and 2004.

Federal Income Taxes

Traditionally, the Company and each of its corporate subsidiaries other than Media and MB (the RIC subsidiaries) have qualified to be treated for federal income tax purposes as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended (the Code). As RICs, the Company and each of the RIC subsidiaries are not subject to US federal income tax on any gains or investment company taxable income (which includes, among other things, dividends and interest income reduced by deductible expenses) that it distributes to its shareholders, if at least 90% of its investment company taxable income for that taxable year is distributed. It is the Company’s and the RIC subsidiaries’ policy to comply with the provisions of the Code. The Company did not qualify to be treated as a RIC for 2003, as a result, the Company was treated as a taxable entity in 2003, which had an immaterial effect on the Company’s financial position and results of operations for 2003. The Company qualified and filed its federal tax returns as a RIC for 2004, and anticipates qualifying and filing as a RIC for 2005.

As a result of the above, for 2003, income taxes were provided under the provisions of SFAS No. 109, “Accounting for Income Taxes,” as the Company was treated as a taxable entity for tax purposes. Accordingly, the Company recognized current and deferred tax consequences for all transactions recognized in the consolidated financial statements, calculated based upon the enacted tax laws, including tax rates in effect for current and future years. Valuation allowances were established for deferred tax assets when it was more likely than not that they would not be realized.

Media and MB are not RICs and are taxed as regular corporations. For 2004, Media filed a partial year tax return covering the period prior to the merger with CCU. The Trust is not subject to federal income taxation. Instead, the Trust’s taxable income is treated as having been earned by MFC.

During the 2004 second quarter, BLL changed its tax status from that of a disregarded “pass-through” entity of the Company to that of a company taxable as a corporation. For 2005 and 2004, BLL has no tax liability as a result of this election.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

Net Increase in Net Assets Resulting from Operations per Share (EPS)

Basic earnings per share are computed by dividing net increase in net assets resulting from operations available to common shareholders by the weighted average number of common shares outstanding for the period. Diluted earnings per share reflect the potential dilution that could occur if option contracts to issue common stock were exercised, and has been computed after giving consideration to the weighted average dilutive effect of the Company’s common stock and stock options. The Company uses the treasury stock method to calculate diluted EPS, which is a method of recognizing the use of proceeds that could be obtained upon exercise of options and warrants in computing diluted EPS. It assumes that any proceeds would be used to purchase common stock at the average market price during the period. The table below shows the calculation of basic and diluted EPS.

	Years Ended December 31,
	2005	2004	2003
Net increase in net assets resulting from operations available to common shareholders	$6,861,502	$22,512,029	$2,018,023

Weighted average common shares outstanding applicable to basic EPS	17,087,034	18,001,604	18,245,774
Effect of dilutive stock options	465,194	422,914	42,178

Adjusted weighted average common shares outstanding applicable to diluted EPS	17,552,228	18,424,518	18,287,952

Basic earnings per share	$0.40	$1.25	$0.11
Diluted earnings per share	0.39	1.22	0.11

Potentially dilutive common shares excluded from the above calculations aggregated 585,677 and 721,840 shares as of December 31, 2005 and 2004.

Dividends to Shareholders

The table below shows the tax character of distributions for tax reporting purposes.

	Years Ended December 31,
	2005	2004	2003
Dividends paid from
Ordinary income	$4,894,078	$2,582,057	$1,643,366
Long-term capital gain	3,633,069	3,351,572	—

Total dividends	$8,527,147	$5,933,629	$1,643,366

Our ability to make dividend payments is restricted by SBA regulations and under the terms of the SBA debentures. As of December 31, 2005, the Company anticipates paying an estimated $2,057,000 of ordinary income dividends for tax purposes by September 15, 2006.

Stock-Based Compensation

The Company applies APB Opinion No. 25 and related Interpretations in accounting for all the plans. Accordingly, no compensation cost has been recognized under these plans. The Company has adopted the disclosure-only provisions of SFAS No. 123, Accounting for Stock-Based Compensation and SFAS No. 148,

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

Accounting for Stock-Based Compensation Transition and Disclosure, which was released in December 2002 as an amendment to SFAS No. 123. The following table illustrates the effect on the Company’s increase net assets net value per share if the fair value based method had been applied to all awards:

	2005	2004	2003
Net increase in net assets resulting from operations	$6,861,502	$22,512,029	$2,018,023
Add: stock-based employee compensation expense determined under APB No.25, included in net increase in net assets resulting from operations	—	—	—
Less: stock-based employee compensation expense determined under fair value method	(24,982)	(150,717)	(4,246)

Net increase in net assets resulting from operations, pro forma	$6,836,520	$22,361,312	$2,013,777

Net value per share
Basic-as reported	$0.40	$1.25	$0.11
Basic-pro forma	0.40	1.24	0.11

Diluted-as reported	0.39	1.22	0.11
Diluted-pro forma	0.39	1.21	0.11

Derivatives

The Company had no interest rate cap agreements or other derivative investments outstanding during 2005 and 2004.

Reclassifications

Certain reclassifications have been made to prior year balances to conform with the current year presentation.

(3) INVESTMENT IN AND LOANS TO MTM

On September 3, 2004, Media entered into a merger agreement with CCU, whereby 100% of the Company’s investment in Media was exchanged on a tax deferred basis for 933,521 shares of CCU stock (NYSE: CCU) and a cash payment of $1,477,000, resulting in an unrealized gain of approximately $23,512,000 and a realized gain of approximately $1,477,000, after costs associated with completing the merger, including costs accrued for potential contractual purchase accounting adjustments in the 2004 third quarter. Additionally, during the 2004 third quarter, the Company sold its investment in MMJ to MMJ’s management team for $1,600,000, which after considering all sales costs, resulted in a gain on sale of approximately $255,000 in the 2004 third quarter.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

The following table presents MTMs combined statements of operations, where applicable, through the respective dates of sale in September 2004, and for the year ended December 31, 2003. As a result of the sale of MTM during the 2004 third quarter, there was no balance sheet for MTM as of December 31, 2005 and 2004.

	Period Ended September 30, 2004 (1)	Year Ended December 31, 2003

Advertising revenue	$4,302,993	$6,234,409
Cost of fleet services	3,305,579	4,518,994

Gross profit	997,414	1,715,415
Depreciation and other non cash adjustments	860,431	2,413,071
Other operating expenses	3,031,722	4,299,096

Loss from operations	(2,894,739)	(4,996,752)
Other income	—	1,035,633

Loss before taxes	(2,894,739)	(3,961,119)
Income tax provision (benefit)	2,005	(28,291)

Net loss	$(2,896,744)	$(3,932,828)

(1)	Represents combined statements of operations through the respective dates of sale in September 2004.

During 2003, continued negotiations with certain fleets were concluded with the result that $389,000 that Media had accrued as payments to these fleets was reversed against Media’s cost of fleet services. Also during 2003, Media settled a claim against one of its fleet operators. The result was a termination of certain contractual relations, the payment of $1,052,000 to Media, the transfer of certain assets to the fleet operator, and the forgiveness of certain liabilities Media owed the fleet operator. The net result of this settlement was a $985,000 gain reflected as other income in the Media’s consolidated statement of operations for the year ended December 31, 2003. A portion of the proceeds from this settlement was used by Media to repay the balance of its US third-party outstanding debt. Also during 2003, Media determined that certain tops were no longer usable, and $196,000 of these tops were considered to be permanently impaired with a charge for such impairment reflected in depreciation expense.

The Company charged Media $94,000 in 2004 and $170,000 in 2003 for salaries and benefits and corporate overhead paid by the Company on Media’s behalf. During 2004 and 2003, these amounts owed by Media and MMJ to the Company were contributed to Media and MMJ as equity.

In July 2001, through its subsidiary MMJ, the Company acquired certain assets and assumed certain liabilities of a taxi advertising operation similar to those operated by Media in the US, which had advertising rights on approximately 4,800 cabs servicing various cities in Japan. The terms of the agreement provided for an earn-out payment to the sellers based on average net income over the next three years. MMJ accounted for approximately 6% and 4% of MTM’s combined revenue during 2004 and 2003.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

(4) FLOATING RATE BORROWINGS

The outstanding balances were as follows:

	Payments Due for year ended December 31,						December 31,		Interest Rate (1)
	2006	2007	2008	2009	2010	Thereafter	2005	2004
Revolving line of credit	$304,453,000	$—	$—	$—	$—	$—	$304,453,000	$249,957,000	4.53%
Notes payable to banks	6,991,000	1,559,000	—	—	—	—	8,550,000	15,003,000	6.76
Margin loan	10,662,000	—	—	—	—	—	10,662,000	10,000,000	5.00

Total	$322,106,000	$1,559,000	$—	$—	$—	$—	$323,665,000	$274,960,000	4.60

(1)	Weighted average contractual rate as of December 31, 2005.

(A) REVOLVING LINE OF CREDIT

In September 2002, and as renegotiated in September 2003 and January 2005, the Trust entered into a revolving line of credit agreement (amended) with Merrill Lynch Commercial Finance Corp., as successor to Merrill Lynch Bank, USA (MLB) to provide up to $325,000,000 of financing to acquire medallion loans from MFC (MLB line). Borrowings under the Trust’s revolving line of credit are collateralized by the Trust’s assets. MFC is the servicer of the loans owned by the Trust. The MLB line includes a borrowing base covenant and rapid amortization in certain circumstances. In addition, if certain financial tests are not met, MFC can be replaced as the servicer. The MLB line matures in September 2006. Effective January 2005, the interest rate was generally LIBOR plus 0.75% with an unused facility fee of 0.375% on unused amounts up to $250,000,000, and effective September 2003, was LIBOR plus 1.25% and 0.125%, and prior to that was LIBOR plus 1.50% and 0.375%. The facility fee was $375,000 in September 2003, $900,000 in September 2004, and $300,000 in September 2005. See also Note 19.

(B) NOTES PAYABLE TO BANKS AND MARGIN LOAN

On January 25, 2005, MFC entered into a $4,000,000 revolving note agreement with Atlantic Bank of New York that matured on December 1, 2005, and which maturity was extended by Atlantic Bank to February 1, 2006. See also Note 19. The line is secured by medallion loans of MFC that are in process of being sold to the Trust, any draws being payable from the receipt of proceeds from the sale. The line bears interest at the prime rate minus 0.25%, payable monthly. As of December 31, 2005, $0 had been drawn down under this line.

In November 2004, the Company entered into a margin loan agreement with Bear Stearns, & Co. Inc. The margin loan is secured by the pledged stock of CCU held by the Company, and is generally available at 60% of the current fair market value of the CCU stock, or $12,577,000 as of December 31, 2005. The margin loan bears interest at the federal funds rate plus 0.75%. As of December 31, 2005, $10,662,000 had been drawn down under this margin loan.

On April 26, 2004, the Company entered into a $15,000,000 revolving note agreement with Sterling National Bank that matured on April 25, 2005, and which maturity was extended by Sterling National Bank for 60 days. On June 28, 2005, the maturity date was further extended to July 31, 2005. On July 28, 2005, the note agreement was amended, and the maturity date was extended until June 30, 2006. The line is secured by certain pledged assets of the Company and MBC, and is subject to periodic borrowing base requirements. The line bears interest at the prime rate, payable monthly, and is subject to an unused fee of 0.125%. As of December 31, 2005, $5,500,000 had been drawn down under this line.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

On July 11, 2003 certain operating subsidiaries of MFC entered into an aggregate $1,700,000 of note agreements with Atlantic Bank of New York and Israel Discount Bank, collateralized by certain taxicab medallions owned by Medallion Chicago of which $1,371,000 was outstanding at December 31, 2005. The notes mature July 8, 2006 and bear interest at LIBOR plus 2%, adjusted annually, payable monthly. Principal and interest payments of $17,000 are due monthly, with the balance due at maturity.

On June 30, 2003, an operating subsidiary of MFC entered into a $2,000,000 note agreement with Banco Popular North America, collateralized by certain taxicab medallions owned by Medallion Chicago, of which $1,679,000 was outstanding at December 31, 2005. The note matures June 1, 2007 and bears interest at Banco Popular’s prime rate less 0.25%, adjusted annually, payable monthly. Principal and interest payments of $18,000 are due monthly, with the balance due at maturity.

(5) FIXED RATE BORROWINGS

The outstanding balances of fixed rate borrowings were as follows:

	Payments Due for year ended December 31,						December 31,		Interest Rate (1)
	2006	2007	2008	2009	2010	Thereafter	2005	2004
Certificates of deposit	$127,768,000	$40,188,000	$31,358,000	$19,793,000	$—	$—	$219,107,000	$186,538,000	3.47%
SBA debentures	—	—	—	—	—	77,250,000	77,250,000	64,435,000	6.02

Total	$127,768,000	$40,188,000	$31,358,000	$19,793,000	$—	$77,250,000	$296,357,000	$250,973,000	4.14

(1)	Weighted average contractual rate as of December 31, 2005.

In January 2004, MB commenced raising deposits to fund the purchase of various affiliates’ loan portfolios. The deposits were raised through the use of investment brokerage firms who package deposits qualifying for FDIC insurance into pools that are sold to MB. The rates paid on the deposits are highly competitive with market rates paid by other financial institutions and include a brokerage fee of 0.25% to 0.55%, depending on the maturity of the deposit, which is capitalized and amortized to interest expense over the life of the respective pool. The total amount capitalized at December 31, 2005 and 2004 was $747,000 and $624,000, and $585,000 and $395,000 was amortized to interest expense during 2005 and 2004. Interest on the deposits is accrued daily and paid monthly, semiannually, or at maturity.

During 2001, FSVC and MCI were approved by the SBA to receive $36,000,000 each in funding over a period of five years. In November 2003, FSVC applied for and received an additional commitment of $8,000,000. As of December 31, 2005, these commitments had been fully utilized. See also note 19.

(6) INCOME TAXES

The Company and its RIC subsidiaries are non-taxpaying RICs in 2005 and 2004. MB and BLL were taxable entities in 2005, and MB, BLL, and MTM were taxable entities in 2004. The Company was considered to be a taxable entity for US Federal income tax purposes for 2003. The results of the Company’s operations were also subject to state taxation in various jurisdictions in 2003.

The provision (benefit) for income taxes consisted of the following components for the years ended December 31, 2005, 2004, and 2003. For 2005 and 2004, the provision is primarily composed of the provision of

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

MB. BLL had taxable losses of $215,000 for 2005, and both MTM and BLL (subsequent to its change in tax status) had taxable losses of $2,308,000 and $99,000, respectively, for 2004. MTM’s losses were transferred to CCU as a part of that merger and BLL’s losses reflect a net operating loss carryforward that is fully reserved.

	2005	2004	2003
Current
US federal	$1,924,730	$2,445,634	$41,149
State	303,255	220,412	—

	2,227,985	2,666,046	41,149

Deferred
US federal	(37,107)	(433,395)	951,372
State	(5,580)	(61,914)	—

	(42,687)	(495,309)	951,372

Provision for income taxes before utilization of net operating loss carryforwards and valuation allowance for tax assets	2,185,298	2,170,737	992,521
Utilization of net operating loss carryforwards	—	—	(951,372)
Change in valuation allowance for tax assets	(226,202)	—	—

Net provision for income taxes	$1,959,096	$2,170,737	$41,149

The following table reconciles the provision for income taxes to the US federal statutory income tax rate for the years ended December 31, 2005, 2004, and 2003.

	2005	2004	2003
US federal statutory tax rate	34.0%	34.0%	34.0%
Nontaxable RIC income	(6.2)	(27.7)	—
Prior year overaccrual	(2.5)	—	—
Change in valuation allowance	(0.9)	—	(32.0)
Other	(2.2)	2.5	—

Effective income tax rate	22.2%	8.8%	2.0%

Deferred income taxes, solely related to MB, reflect the net tax effects of temporary differences between the financial reporting and tax bases of assets and liabilities, and are measured using the enacted tax rates and laws that will be in effect when such differences are expected to reverse. Total tax assets are primarily represented by temporary differences for unrealized losses on investments and income that was not recognized for financial reporting purposes but was taxable in the amount of approximately $934,000 in 2005, $577,000 in 2004, and $2,185,000 in 2003; partially offset by temporary differences for deferred income to be recognized in future years of $692,000 in 2005, $82,000 in 2004, and $1,199,000 in 2003. The resulting net deferred tax asset of $242,000 is carried in other assets on the balance sheet and is expected to be fully realizable. As the Company could not estimate if there will be sufficient taxable income in the years in which certain of the temporary tax differences will reverse, a valuation allowance had been established in the amount of $297,000 in 2003 for the net tax assets position described above, which has subsequently been reversed. The Company has qualified as a RIC for tax purposes, and net operating losses will not be utilizable unless the Company, in future periods, does not qualify as a regulated investment company for tax purposes and has capital gains, in which case some or all capital loss carryforwards may be available to be utilized.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

(7) STOCK OPTIONS

The Company has a stock option plan (1996 Stock Option Plan) available to grant both incentive and nonqualified stock options to employees. The 1996 Stock Option Plan, which was approved by the Board of Directors and shareholders on May 22, 1996, provides for the issuance of a maximum of 750,000 shares of common stock of the Company. On June 11, 1998, the Board of Directors and shareholders approved certain amendments to the Company’s 1996 Stock Option Plan, including increasing the number of shares reserved for issuance from 750,000 to 1,500,000. In addition, on June 11, 2002 an additional 750,000 shares were approved, bringing the shares reserved for issuance to 2,250,000. At December 31, 2005, 67,094 shares of the Company’s common stock remained available for future grants. The 1996 Stock Option Plan is administered by the Compensation Committee of the Board of Directors. The option price per share may not be less than the current market value of the Company’s common stock on the date the option is granted. The term and vesting periods of the options are determined by the Compensation Committee, provided that the maximum term of an option may not exceed a period of ten years.

A non-employee director stock option plan (the Director Plan) was also approved by the Board of Directors and shareholders on May 22, 1996. On February 24, 1999, the Board of Directors amended and restated the Director Plan in order to adjust the calculation of the number of shares of the Company’s common stock issuable under options to be granted to a non-employee director upon his or her re-election. Under the prior plan the number of options granted was obtained by dividing $100,000 by the current market price for the common stock. The Director Plan now calls for the grant of options to acquire 9,000 shares of common stock upon election of a non-employee director. It provides for an automatic grant of options to purchase 9,000 shares of the Company’s common stock to an Eligible Director upon election to the Board, with an adjustment for directors who are elected to serve less than a full term. A total of 100,000 shares of the Company’s common stock are issuable under the Director Plan. At December 31, 2005, 3,827 shares of the Company’s common stock remained available for future grants. The grants of stock options under the Director Plan are automatic as provided in the Director Plan. The option price per share may not be less than the current market value of the Company’s common stock on the date the option is granted. Options granted under the Director Plan are exercisable annually, as defined in the Director Plan. The term of the options may not exceed five years.

The weighted average fair value of options granted during the years ended December 31, 2005, 2004, and 2003 was $1.97, $1.74, and $0.89 per share, respectively. The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model. The following weighted average assumptions were used for grants in 2005, 2004, and 2003:

	Year ended December 31,
	2005	2004	2003
Risk free interest rate	4.32%	4.13%	3.53%
Expected dividend yield	8.00	8.00	8.00
Expected life of option in years	7.00	7.00	7.00
Expected volatility	44.00	44.00	44.00

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

The following table presents the activity for the stock option program under the 1996 Stock Option Plan and the Director Plan for the years ended December 31, 2005, 2004, and 2003:

	Number of Options	Exercise Price Per Share	Weighted Average Exercise Price
Outstanding at December 31, 2002	1,810,538	$4.73-29.25	$12.16
Granted (1)	278,659	3.50-8.40	4.55
Cancelled (1)	(175,352)	3.89-29.25	11.12
Exercised	(10,266)	4.85-4.85	4.85

Outstanding at December 31, 2003	1,903,579	$3.50-29.25	$10.91
Granted	284,204	7.68-9.07	8.56
Cancelled	(249,236)	4.00-29.25	18.39
Exercised	(55,338)	4.00-6.98	4.79

Outstanding at December 31, 2004	1,883,209	$3.50-29.25	$9.75
Granted	38,000	9.27-9.60	9.44
Cancelled	(48,607)	4.85-18.75	13.61
Exercised	(218,198)	3.87-8.72	5.30

Outstanding at December 31, 2005	1,654,404	$3.50-29.25	$10.21

Options exercisable at
December 31, 2003	1,116,034	$3.50-29.25	$14.90
December 31, 2004	1,137,687	3.50-29.25	10.54
December 31, 2005	1,505,067	3.50-29.25	10.10

(1)	As originally reported, these amounts were 283,910 for grants and 175,502 for cancellations. These numbers have been adjusted to reflect an adjustment to an overstated option grant and a 2004 forfeiture recorded in 2003. The proper inclusion of these amounts in prior calculations had no impact on calculations, such as EPS.

The following table summarizes information regarding options outstanding and options exercisable at December 31, 2005 under the 1996 Stock Option Plan and the Director Plan:

	Options Outstanding			Options Exercisable
	Weighted average			Weighted average
Range of Exercise Prices	Shares at December 31, 2005	Remaining contractual life in years	Exercise price	Shares at December 31, 2005	Remaining contractual life in years	Exercise price
$3.50-5.51	688,952	6.55	$4.82	686,406	6.49	$4.82
6.50-13.75	488,193	6.79	9.16	341,401	5.32	8.16
14.25-15.56	52,848	4.24	14.67	52,848	4.24	14.67
16.00-18.75	347,034	3.49	17.47	347,034	3.49	17.47
29.25-29.25	77,377	2.34	29.25	77,378	2.34	29.25

$3.50-29.25	1,654,404	5.71	10.21	1,505,067	5.24	10.10

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

(8) QUARTERLY RESULTS OF OPERATIONS (UNAUDITED)

The following table represents the Company’s quarterly results of operations for the years ended December 31, 2005, 2004, and 2003:

(In thousands except per share amounts)	March 31	June 30	September 30	December 31
2005 Quarter Ended
Investment income	$12,966	$14,138	$14,699	$15,370
Net investment income after income taxes	2,760	3,753	3,186	3,763
Net increase in net assets resulting from operations	2,236	447	3,575	603
Net increase (decrease) in net assets resulting from operations per common share
Basic	$0.13	$0.03	$0.21	$0.04
Diluted	0.13	0.03	0.20	0.03

2004 Quarter Ended
Investment income	$6,485	$10,401	$10,978	$11,255
Net investment income (loss) after income taxes	(62)	1,510	1,841	2,138
Net increase (decrease) in net assets resulting from operations	(1,380)	249	20,055	3,588
Net increase (decrease) in net assets resulting from operations per common share
Basic	$(0.08)	0.01	$1.11	$0.21
Diluted	(0.08)	0.01	1.09	0.20

2003 Quarter Ended
Investment income	$6,528	$6,468	$6,693	$6,525
Net investment income after income taxes (1)	295	302	643	174
Net increase (decrease) in net assets resulting from operations	430	755	1,111	(278)
Net increase (decrease) in net assets resulting from operations per common share
Basic	$0.02	$0.04	$0.06	$(0.01)
Diluted	0.02	0.04	0.06	(0.01)

(1)	As originally reported, these amounts were $305,000, $312,000, and $696,000 for the 2003 quarters ended March 31, June 30, and September 30, respectively, reflecting the exclusion of capital-based tax accruals which are now more properly reflected in operating expenses.

(9) NEW ACCOUNTING PRONOUNCEMENTS

In February 2006, the Financial Accounting Standards Board (FASB) issued SFAS No. 155, “Accounting for Certain Hybrid Financial Instruments” an amendment of SFAS No. 133 and 140. This statement permits fair value remeasurement for any hybrid financial instrument that contains an embedded derivative that otherwise would require bifurcation, clarifies which interest-only strips and principal-only strips are not subject to the requirements of SFAS No. 133, establishes a requirement to evaluate interests in securitized financial assets to identify interests that are free standing derivatives or that are hybrid financial instruments that contain an

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

embedded derivative that require bifurcation, clarifies that concentrations of credit risk in the form of subordination are not embedded derivatives, and amends SFAS No. 140 to eliminate the prohibition on a qualifying special-purpose entity from holding a derivative financial instrument that pertains to a beneficial interest other than another derivative financial instrument. This statement is effective for all financial instruments acquired or issued after the beginning of an entity’s first fiscal year that begins after September 15, 2006, as defined. The Company does not expect that the adoption of SFAS No. 155 will have a material impact on its consolidated financial position or results of operations.

In December 2004, the FASB issued SFAS No. 123 (revised 2004), “Share-Based Payment,” (SFAS No. 123R), which supercedes Accounting Principles Board (APB) Opinion No. 25, “Accounting for Stock Issued to Employees.” The revised statement addresses the accounting for share-based payment transactions with employees and other third parties, eliminates the ability to account for share-based transactions using APB No. 25 and requires that the compensation costs relating to such transactions be recognized in the consolidated financial statements. FAS No. 123R requires additional disclosures relating to the income tax and cash flow effects resulting from share-based payments. On April 14, 2005, the United States Securities and Exchange Commission announced it would permit most registrants subject to its oversight additional time to implement the requirements in SFAS No. 123(R). As announced, the SEC will permit companies to implement SFAS No. 123(R) at the beginning of their next fiscal year (instead of their next reporting period) that begins after June 15, 2005. The Company is evaluating the requirements of SFAS No. 123(R) and expects that the adoption of SFAS No. 123(R), effective January 1, 2006, will have an immaterial impact on its consolidated results of operations and earnings per share. The Company has not yet determined the method of adoption or the potential financial impact of adopting SFAS No. 123(R).

In December 2003, the FASB issued Interpretation No. 46 (revised), “Consolidation of Variable Interest Entities” (FIN 46R), an interpretation of Accounting Research Bulletin No. 51, “Consolidated Financial Statements”. Variable interest entities, some of which were formerly referred to as special purpose entities, are generally entities for which their other equity investors (1) do not provide significant financial resources for the entity to sustain its activities, (2) do not have voting rights or (3) have voting rights that are disproportionately high compared with their economic interests. Under FIN 46R, variable interest entities must be consolidated by the primary beneficiary. The primary beneficiary is generally defined as having the majority of the risks and rewards of ownership arising from the variable interest entity. FIN 46R also requires certain disclosures if a significant variable interest is held but not required to be consolidated. This standard did not have a material impact on the Company’s consolidated financial condition or results of operations.

In December 2003, the American Institute of Certified Public Accountants issued Statement of Position No. 03-3, “Accounting for Certain Loans or Debt Securities Acquired in a Transfer” (“SOP 03-3”). Loans carried at fair value and loans to borrowers in good standing under revolving credit agreements are excluded from the scope of SOP 03-3, thus the adoption of this standard had no impact on the Company’s financial condition and results of operations.

In May 2003, the FASB issued SFAS No. 150 “Accounting for Certain Financial Instruments with Characteristics of both Liabilities and Equity” (SFAS No. 150). This statement requires that an issuer classify financial instruments that are within its scope as a liability. Many of those instruments were classified as equity under previous guidance. Most of the guidance in SFAS No. 150 is effective for all financial instruments entered into or modified after May 31, 2003, and otherwise effective at the beginning of the first interim period beginning after June 15, 2003. This standard did not have a material impact on the Company’s consolidated financial condition or results of operations.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

In April 2003, the FASB issued SFAS No. 149, “Amendment of Statement 133 on Derivative Instruments and Hedging Activities” (SFAS No. 149). The provisions of SFAS No.149 that relate to SFAS No. 133 and No. 138 implementation issues that have been effective for fiscal quarters that began prior to June 15, 2003, should continue to be applied in accordance with their respective effective dates. In addition, provisions of SFAS No. 149 which relate to forward purchases or sales of when-issued securities or other securities that do not yet exist, should be applied to both existing contracts and new contracts entered into after June 30, 2003. The changes in SFAS No. 149 improve financial reporting by requiring that contracts with comparable characteristics be accounted for similarly. In particular, SFAS No. 149 (1) clarifies under what circumstances a contract with an initial net investment meets the characteristic of a derivative discussed in paragraph 6(b) of SFAS No. 133 and No. 138, (2) clarifies when a derivative contains a financing component, (3) amends the definition of an underlying financing component to conform it to language used in FIN 45, and (4) amends certain other existing pronouncements. Those changes resulted in more consistent reporting of contracts as either derivatives or hybrid instruments. SFAS No. 149 is effective for contracts entered into or modified after June 30, 2003, except as stated above and for hedging relationships designated after June 30, 2003. In addition, except as stated above, all provisions of SFAS No.149 should be applied prospectively. This standard did not have a material impact on the Company’s consolidated financial condition or results of operations.

(10) SEGMENT REPORTING

For 2003, the Company had two reportable business segments, lending and taxicab rooftop advertising. The lending segment originates and services medallion and secured commercial loans. The taxicab rooftop advertising segment sold advertising space to advertising agencies and companies in several major markets across the US and Japan, and was conducted by Media. Media was reported as a portfolio investment of the Company and was accounted for using the equity method of accounting. The accounting policies of the operating segments are the same as those described in the summary of significant accounting policies. The lending segment is presented in the consolidated financial statements of the Company. Financial information relating to the taxicab rooftop advertising segment is presented in Note 3.

For taxicab rooftop advertising, the increase in unrealized appreciation (depreciation) on the Company’s investment in Media represents Media’s net income or loss, which the Company uses as the basis for assessing the fair market value of Media. Taxicab rooftop advertising segment assets were reflected in investment in and loans to Media on the consolidated balance sheets. See Note 3.

As described in Note 3, in 2004 the Company exchanged its investment in Media, a portfolio investment company, for shares of CCU and other consideration.

(11) COMMITMENTS AND CONTINGENCIES

(a) Employment Agreements

The Company has employment agreements with certain key officers for either a three or five-year terms. Annually, the contracts with a five-year term will renew for new five-year terms unless prior to the end of the first year, either the Company or the executive provides notice to the other party of its intention not to extend the employment period beyond the current five-year term. In the event of a change in control, as defined, during the employment period, the agreements provide for severance compensation to the executive in an amount equal to the balance of the salary, bonus, and value of fringe benefits which the executive would be entitled to receive for the remainder of the employment period.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

(b) Other Commitments

The Company had loan commitments outstanding of $4,571,000 at December 31, 2005 that are generally on the same terms as those to existing borrowers. Commitments generally have fixed expiration dates. Since some commitments are expected to expire without being drawn upon, the total commitment amounts do not necessarily represent future cash requirements. In addition, the Company had approximately $31,465,000 of undisbursed funds relating to revolving credit facilities with borrowers. These amounts may be drawn upon at the customer’s request if they meet certain credit requirements.

Commitments for leased premises expire at various dates through June 30, 2016. At December 31, 2005, minimum rental commitments for non-cancelable leases are as follows:

2006	$1,067,000
2007	1,153,000
2008	1,032,000
2009	1,025,000
2010	1,025,000
2011 and thereafter	5,144,000

Total	$10,446,000

Rent expense was $1,361,000, $1,296,000, and $1,144,000, for the years ended December 31, 2005, 2004, and 2003.

(c) Litigation

The Company and its subsidiaries become defendants to various legal proceedings arising from the normal course of business. In the opinion of management, based on the advice of legal counsel, there is no proceeding pending, or to the knowledge of management threatened, which in the event of an adverse decision would result in a material adverse impact on the financial condition or results of operations of the Company.

(12) RELATED PARTY TRANSACTIONS

Certain directors, officers, and shareholders of the Company are also directors of its wholly-owned subsidiaries, MFC, BLL, MCI, MBC, FSVC, and MB. Officer salaries are set by the Board of Directors of the Company.

During 2005, 2004 and 2003, a member of the Board of Directors of the Company was also a partner in the Company’s primary law firm. Amounts paid to the law firm were approximately $198,000, $251,000, and $280,000 in 2005, 2004, and 2003.

(13) SHAREHOLDERS’ EQUITY

In November 2003, the Company announced a stock repurchase program which authorized the repurchase of up to $10,000,000 of common stock during the following six months, with an option for the Board of Directors to extend the time frame for completing the purchases. In November 2004, the repurchase program was increased by an additional $10,000,000. As of December 31, 2005, 1,353,233 shares were repurchased for $12,279,000.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

In the normal course of business, the Company and its subsidiaries enter into agreements, or are subject to regulatory requirements, that result in dividend and loan restrictions.

FDIC-insured banks, including MB, are subject to certain federal laws, which impose various legal limitations on the extent to which banks may finance or otherwise supply funds to certain of their affiliates. In particular, MB is subject to certain restrictions on any extensions of credit to, or other covered transactions, such as certain purchases of assets, with the Company or its affiliates.

(14) OTHER INCOME AND OTHER OPERATING EXPENSES

The major components of other income were as follows:

	Year ended December 31,
	2005	2004	2003
Prepayment penalties	$998,261	$331,506	$444,213
Servicing fees	580,037	978,806	1,311,399
Late charges	363,213	526,708	795,512
Accretion of discount	350,344	284,093	462,797
Revenue sharing	—	—	34,275
Other	703,894	454,242	552,587

Total other income	$2,995,749	$2,575,355	$3,600,783

Included in prepayment penalties in 2005 was $892,000 related to the early payoff of several large loans; otherwise, the decreases in prepayment penalties and late charges reflected fewer refinancings and improved payment patterns. The decrease in servicing fees over the last year reflects the sale of the SBA Section 7 (a) loan portfolio, and its general shrinkage prior to the sale. Included in servicing fees was $400,000 in 2003 to reduce the valuation reserve for the servicing fee receivable, which resulted from improvements in prepayment patterns (see Note 2). The reduction in accretion of discount in 2004 from 2003 was primarily due to the lower amounts of SBA Section 7(a) loans outstanding. The increase in other income was primarily due to fee income received by MB reflecting the increased lending activity there, and included $115,000 of termination fees earned on deals that were not consummated in 2003.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

The major components of other operating expenses were as follows:

	Year ended December 31,
	2005	2004	2003
Rent expense	$1,361,206	$1,295,871	$1,144,124
Consumer loan servicing	1,072,294	639,352	—
Travel meals and entertainment	709,510	561,233	501,040
Depreciation and amortization	703,731	635,758	643,809
Loan collection expense	619,205	696,510	813,421
Directors fees	496,517	416,341	229,556
Insurance	477,015	555,741	631,586
Office expense	368,032	287,446	308,141
Temporary help	279,469	97,537	215,422
Telephone	276,499	217,201	187,612
Miscellaneous taxes	252,766	385,537	455,016
Advertising, marketing, and public relations	208,088	108,573	86,551
Computer expense	197,266	232,090	242,156
Printing and stationary	163,919	156,037	121,686
Dues and subscriptions	126,118	105,521	93,235
Bank charges	91,995	155,284	212,596
Other expenses	634,733	1,197,613	929,967

Total operating expenses	$8,038,363	$7,743,645	$6,815,918

Consumer loan servicing increased in the 2005, reflecting the May 2004 consumer loan portfolio purchase and increase lending activity by MB. Travel and entertainment increased as a result of more extensive business development activities. Loan collections expense decreased in 2005 and 2004 as the number of loans over 90 days past due has declined due to better collection efforts. Directors fees increased primarily due to increases in the amounts paid to directors, in the number of directors serving on Boards, and in the number of Board meetings held. Insurance expense decreased as a result of lower premiums charged in a more competitive insurance market. Temporary help expense grew from increased use of temporary employees for special projects. Included in miscellaneous taxes for 2004 were $71,000 related to sales tax audit results covering years dating back to 1995, and in 2003 included capital-based state taxes due. Advertising, marketing, and public relations expense was up in 2005 primarily reflecting the consumer portfolio marketing efforts of MB. Bank charges continued to drop reflecting improved utilization of banking relationships.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

(15) SELECTED FINANCIAL RATIOS AND OTHER DATA

The following table provides selected financial ratios and other data:

	Year ended December 31,
	2005	2004	2003	2002	2001
Net share data:
Net asset value at the beginning of the period	$9.83	$8.89	$8.87	$9.59	$10.16
Net investment income (loss)	0.88	0.41	0.08	(0.44)	0.13
Income tax (provision) benefit	(0.11)	(0.12)	(0.00)	(0.00)	0.00
Net realized gains (losses) on investments	0.06	0.00	0.63	(0.35)	(0.17)
Net change in unrealized appreciation (depreciation) on investments	(0.44)	0.93	(0.60)	0.10	(0.20)

Net increase (decrease) in net assets resulting from operations	0.39	1.22	0.11	(0.69)	(0.24)
Issuance of common stock	(0.06)	0.00	0.00	0.00	0.01
Repurchase of common stock	0.02	0.05	—	—	—
Distribution of net investment income	(0.50)	(0.33)	(0.09)	(0.03)	(0.34)

Net asset value at the end of the period	$9.69	$9.83	$8.89	$8.87	$9.59

Per share market value at beginning of period	$9.70	$9.49	$3.90	$7.90	$14.63
Per share market value at end of period	11.26	9.70	9.49	3.90	7.90
Total return (1)	21%	6%	146%	(50)%	(44)%

Ratios/supplemental data
Average net assets	$167,909,130	$162,843,480	$162,265,000	$168,627,645	$166,379,846
Operating expenses to average net assets (2)	12.65%	11.63%	10.55%	10.92%	10.34%
Net investment income (loss) after taxes to average net assets (3)	8.02	3.33	0.91	(0.90)	5.54

(1)	Total return is calculated by dividing the change in market value of a share of common stock during the year plus distributions, divided by the per share market value at the beginning of the year.
(2)	Operating expense ratios presented exclude the $63,000 and $9,417,000 costs of debt extinguishment in 2003 and 2002, and $550,000 in 2001 to write off transaction, acquisition-related, and other nonrecurring charges. Unadjusted, the ratios would have been 10.59%, 16.50%, and 10.67% in 2003, 2002, and 2001, respectively.
(3)	Net investment income ratios presented exclude the $63,000 and $9,417,000 costs of debt extinguishment in 2003 and 2002, and the $6,700,000 of charges related to Chicago Yellow, the excess servicing asset, the additional bank charges, and the write-off of transaction costs in 2001. Unadjusted, the ratios would have been 0.87%, (4.68%), and 1.51%, in 2003, 2002, and 2001, respectively.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

(16) EMPLOYEE BENEFIT PLANS

The Company has a 401(k) Investment Plan (the 401(k) Plan) which covers all full-time and part-time employees of the Company who have attained the age of 21 and have a minimum of one year of service. Under the 401(k) Plan, an employee may elect to defer not less than 1% and no more than 15% of the total annual compensation that would otherwise be paid to the employee, provided, however, that employee’s contributions may not exceed certain maximum amounts determined under the Code. Employee contributions are invested in various mutual funds according to the directions of the employee. Beginning September 1, 1998, the Company elected to match employee contributions to the 401(k) Plan in an amount per employee up to one-third of such employee’s contribution but in no event greater than 2% of the portion of such employee’s annual salary eligible for 401(k) Plan benefits. The Company’s 401(k) plan expense was approximately $67,000, $68,000, and $61,000 for the years ended December 31, 2005, 2004, and 2003.

(17) FAIR VALUE OF FINANCIAL INSTRUMENTS

Statement of Financial Accounting Standard No. 107, “Disclosures About Fair Value of Financial Instruments” (SFAS 107) requires disclosure of fair value information about certain financial instruments, whether assets, liabilities, or off-balance-sheet commitments, if practicable. The following methods and assumptions were used to estimate the fair value of each class of financial instrument. Fair value estimates that were derived from broker quotes cannot be substantiated by comparison to independent markets and, in many cases, could not be realized in immediate settlement of the instrument.

(a) Investments—The Company’s investments are recorded at the estimated fair value of such investments.

(b) Servicing fee receivable—The fair value of the servicing fee receivable is estimated based upon expected future service fee income cash flows discounted at a rate that approximates that currently offered for instruments with similar prepayment and risk characteristics.

(c) Floating rate borrowings—Due to the short-term nature of these instruments, the carrying amount approximates fair value.

(d) Commitments to extend credit—The fair value of commitments to extend credit is estimated using the fees currently charged to enter into similar agreements, taking into account the remaining terms of the agreements and present creditworthiness of the counter parties. For fixed rate loan commitments, fair value also includes a consideration of the difference between the current levels of interest rates and the committed rates. At December 31, 2005 and 2004, the estimated fair value of these off-balance-sheet instruments was not material.

(e) Interest rate cap agreements—The fair value is estimated based on market prices or dealer quotes. At December 31, 2005 and 2004, the estimated fair value of these off-balance-sheet instruments was not material.

(f) Fixed rate borrowings—The fair value of federally insured bank certificates of deposit and of the debentures payable to the SBA is estimated based on current market interest rates for similar debt.

	December 31, 2005		December 31, 2004
	Carrying Amount	Fair Value	Carrying Amount	Fair Value
Financial Assets
Investments	$723,253,000	$723,253,000	$643,541,000	$643,541,000
Cash	43,036,000	43,036,000	37,267,000	37,267,000
Servicing fee receivable	0	0	2,312,000	2,312,000
Financial Liabilities
Floating rate debt	323,665,000	323,665,000	274,960,000	274,960,000
Fixed rate debt	296,357,000	296,357,000	250,973,000	250,973,000

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

DECEMBER 31, 2005

(18) MB REGULATORY GUIDELINES

MB is subject to various regulatory capital requirements administered by the FDIC and State of Utah Department of Financial Institutions. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on MB’s and our financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, MB must meet specific capital guidelines that involve quantitative measures of MB’s assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. MB’s capital amounts and classification are also subject to qualitative judgments by the bank regulators about components, risk weightings, and other factors.

Quantitative measures established by regulation to ensure capital adequacy require MB to maintain minimum amounts and ratios as defined in the regulations (set forth in the table below). Additionally, as conditions of granting MB’s application for federal deposit insurance, the FDIC ordered that beginning paid-in-capital funds of not less than $22,000,000 be provided, and that the Tier I Leverage Capital to total assets ratio, as defined, of not less than 15% and an adequate allowance for loan losses shall be maintained and no dividends shall be paid to the Company for its first three years of operation.

The following table represents MB’s actual capital amounts and related ratios as of December 31, 2005 and 2004, compared to required regulatory minimum capital ratios and the ratio required to be considered well capitalized. Management believes, as of December 31, 2005, that MB meets all capital adequacy requirements to which it is subject, and is well-capitalized.

	Regulatory		December 31, 2005	December 31, 2004
	Minimum	Well-capitalized
Tier I capital			$39,379,000	$33,492,000
Total capital			42,288,000	35,971,000
Average assets			234,976,000	210,906,000
Risk-weighted assets			276,402,000	195,964,000
Leverage ratio (1)	4%	5%	15.8%	15.9%
Tier I capital ratio (2)	4	6	14.2	17.1
Total capital ratio (2)	8	10	15.3	18.4

(1)	Calculated by dividing Tier I capital by average assets.
(2)	Calculated by dividing Tier I or total capital by risk-weighted assets.

(19) SUBSEQUENT EVENTS

On March 9, 2006, affiliates of the Company purchased $35,553,000 of floating rate New York medallion loans from Banco Popular for par plus a 1% premium. The purchase was funded by a combination of cash on hand and draws under the MLB line.

On March 6, 2006, the line of credit with Atlantic Bank was increased to $6,000,000. On February 1, 2006, the line’s maturity date was further extended until August 1, 2006.

On March 1, 2006, the SBA approved a $13,500,000 commitment for MCI to issue additional debentures to the SBA during a ten year period upon payment of a 1% fee and the infusion of $4,500,000 of additional capital.

On February 15, 2006, the Company’s board of directors declared a $0.15 per share common stock dividend, payable on March 27, 2006 to shareholders of record on March 10, 2006.

On January 10, 2006, an amendment was made to the MLB line to increase the facility to $475,000,000 from $325,000,000, and extend the maturity date to September 2008. The facility fee for the new amendment was $200,000 payable in January 2006 and $200,000 payable in February 2006.

MEDALLION FINANCIAL CORP.

Consolidated Schedule of Investments

December 31, 2005

	# Of Loans	Balance Outstanding	Interest Rate
	58	$2,579,463	0.00-4.99%
	21	8,494,786	5.00-5.24
	20	3,791,989	5.25-5.49
	133	43,840,593	5.50-5.74
	173	55,250,468	5.75-5.99
	249	62,935,982	6.00-6.24
	222	67,104,376	6.25-6.49
	254	54,880,893	6.50-6.74
	228	43,402,409	6.75-6.99
	199	49,561,554	7.00-7.24
	101	16,926,674	7.25-7.49
	75	9,728,927	7.50-7.74
	65	27,186,795	7.75-7.99
	59	7,513,816	8.00-8.49
	28	4,134,479	8.50-8.74
	33	15,084,434	8.75-8.99
	68	5,163,318	9.00-9.24
	23	24,412,316	9.25-9.49
	46	6,619,117	9.50-9.74
	24	4,766,620	9.75-9.99
	31	10,219,311	10.00-10.24
	17	12,945,069	10.25-10.49
	14	5,476,589	10.50-10.74
	12	5,053,720	10.75-10.99
	21	5,531,547	11.00-11.99
	43	13,182,653	12.00-12.49
	64	1,291,247	12.75-12.99
	16	10,972,042	13.00-13.74
	112	1,090,696	13.75-13.99
	41	11,407,980	14.00-14.49
	21	804,468	14.50-14.74
	188	1,979,150	14.75-14.99
	63	552,565	15.00-15.24
	84	707,052	15.25-15.49
	180	1,699,948	15.50-15.74
	70	640,994	15.75-15.99
	100	909,233	16.00-16.24
	26	259,142	16.25-16.49
	46	378,288	16.50-16.74
	220	3,416,224	16.75-17.24
	37	375,812	17.50-17.74
	2,045	26,397,926	17.75-18.24
	15	196,614	18.25-18.49
	216	6,730,708	18.50-18.74
	1,878	27,992,644	18.75-18.99
	13	5,280,294	19.00-19.49
	97	883,910	19.50-19.74
	1,959	21,679,829	19.75-20.49

Total loans	9,708	$691,434,664	8.93%

CCU		$20,464,315
LYV		1,037,389
PMC		900,897
Investment in Hampton LLC		874,846
Micromedics		58,829
Star Concession		40,000
Appliance		7,500
Total equity investments		$23,383,776

FNMA		$7,299,404
FHLMC		5,693,019
GNMA		3,385,581
UTHSG		1,495,000

Total investment securities		$17,873,003

Investments at cost		$732,691,442	8.58%

Deferred loan acquisition costs		2,634,337
Unrealized appreciation on equity investments		628,732
Unrealized depreciation on investment securities		(243,097)
Premiums paid on purchased securities		462,932
Unrealized depreciation on loans		(12,921,428)

Net investments		$723,252,919

The accompanying notes are an integral part of this consolidated schedule.

MEDALLION FINANCIAL CORP.

Consolidated Schedule of Investments

December 31, 2004

	# Of Loans	Balance Outstanding	Interest Rate
	55	$3,399,348	0.00-3.74%
	31	1,103,786	4.00-4.49
	41	16,344,177	4.50-4.74
	39	15,160,438	4.74-4.99
	88	33,197,856	5.00-5.24
	45	17,499,728	5.25-5.49
	213	67,637,044	5.50-5.74
	129	52,486,357	5.75-5.99
	291	53,203,384	6.00-6.24
	281	51,867,576	6.25-6.49
	191	26,868,140	6.50-6.74
	126	24,558,727	6.75-6.99
	115	13,757,361	7.00-7.24
	113	19,418,831	7.25-7.49
	132	12,820,366	7.50-7.74
	334	20,178,849	7.75-7.99
	79	13,991,678	8.00-8.49
	73	13,396,806	8.50-8.99
	62	5,781,412	9.00-9.49
	53	5,946,699	9.50-9.99
	51	6,927,272	10.00-10.49
	21	6,658,876	10.50-10.99
	13	1,340,011	11.00-11.49
	27	1,109,886	11.50-11.99
	79	15,681,647	12.00-12.24
	21	1,114,868	12.25-12.49
	17	12,811,057	13.00-13.24
	5	144,940	13.25-13.74
	16	6,708,826	14.00-14.74
	270	3,100,410	14.75-14.99
	102	1,894,664	15.00-15.74
	58	630,590	15.75-16.74
	334	4,039,263	16.75-16.99
	47	1,533,313	17.00-17.74
	1,619	17,964,116	17.75-17.99
	15	10,871,248	18.00-18.24
	27	352,965	18.25-18.49
	510	6,111,721	18.50-18.74
	299	3,169,358	18.75-18.99
	16	3,593,738	19.00-19.49
	157	1,504,978	19.50-19.74
	2,928	30,114,507	19.75-19.99
	4	45,080	20.00-20.49

Total loans	9,127	$606,041,897	8.44%

CCU		$28,289,702
Unimark		3,620,636
PMC		900,897
Micromedics		58,828
Appliance		50,000
Star Concession		40,000

Total equity investments		$32,960,063

GNMA		$5,717,087
FNMA		4,475,486
FHLMC		3,701,649
UTHSG		250,000

Total investment securities		$14,144,222

Gross investments		$653,146,182
Deferred loan acquisition costs		1,754,722
Discounts on SBA Section 7(a) loans		(602,301)
Unrealized depreciation on loans		(11,897,571)
Unrealized appreciation on equity investments		685,360
Unrealized depreciation on investment securities		(49,219)
Premiums paid on purchased securities		503,835

Net investments		$643,541,008

The accompanying notes are an integral part of this consolidated schedule.

Item 1. Consolidated Financial Statements

MEDALLION FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF OPERATIONS

(UNAUDITED)

	Three months ended March 31,
	2006	2005
Interest income on investments	$15,724,164	$12,518,037
Dividends and interest income on short-term investments	603,030	335,722
Medallion lease income	120,000	112,500

Total investment income	16,447,194	12,966,259

Interest on floating rate borrowings	4,147,437	2,904,702
Interest on fixed rate borrowings	3,281,293	2,316,634

Total interest expense	7,428,730	5,221,336

Net interest income	9,018,464	7,744,923

Gain on sales of loans	—	239,520
Other income	399,917	673,238

Total noninterest income	399,917	912,758

Salaries and benefits	2,439,233	2,964,013
Professional fees	610,783	505,257
Other operating expenses	1,600,488	1,871,723

Total operating expenses	4,650,504	5,340,993

Net investment income before income taxes	4,767,877	3,316,688
Income tax provision	1,001,571	556,661

Net investment income after income taxes	3,766,306	2,760,027

Net realized gains (losses) on investments	(2,241,423)	2,047,887
Net change in unrealized appreciation (depreciation) on investments	261,287	(2,572,235)

Net realized/unrealized loss on investments	(1,980,136)	(524,348)

Net increase in net assets resulting from operations	1,786,170	$2,235,679

Net increase in net assets resulting from operations per common share
Basic	$0.10	$0.13
Diluted	0.10	0.13

Dividends declared per share	$0.16	$0.12

Weighted average common shares outstanding
Basic	17,211,707	17,135,682
Diluted	17,722,064	17,605,676

The accompanying notes are an integral part of these consolidated financial statements.

MEDALLION FINANCIAL CORP.

CONSOLIDATED BALANCE SHEETS

(UNAUDITED)

	March 31, 2006	December 31, 2005
Assets
Medallion loans, at fair value	$497,763,372	$449,672,510
Commercial loans, at fair value	146,998,855	145,796,651
Consumer loans, at fair value	90,290,515	85,678,412
Equity investments, at fair value	23,610,251	24,012,508
Investment securities, at fair value	18,790,633	18,092,838

Net investments ($417,225,000) at March 31, 2006 and $380,267,000 at December 31, 2005 pledged as collateral under borrowing arrangements)	777,453,626	723,252,919
Cash ($582,000 at March 31, 2006 and $574,000 at December 31, 2005 restricted as to use by lender)	32,865,475	43,035,506
Accrued interest receivable	3,299,740	3,580,460
Fixed assets, net	632,652	614,858
Goodwill, net	5,007,583	5,007,583
Other assets, net	17,006,832	17,481,876

Total assets	$836,265,908	$792,973,202

Liabilities
Accounts payable and accrued expenses	$3,703,482	$4,837,461
Accrued interest payable	925,982	1,759,737
Floating rate borrowings	370,885,658	323,664,951
Fixed rate borrowings	294,721,694	296,357,214

Total liabilities	670,236,816	626,619,363

Shareholders’ equity
Preferred Stock (1,000,000 shares of $0.01 par value stock authorized—none outstanding)	—	—
Common stock (50,000,000 shares of $0.01 par value stock authorized—18,638,766 shares at March 31, 2006 and 18,546,648 shares at December 31, 2005 issued)	186,182	185,271
Treasury stock at cost (1,373,351 shares at March 31, 2006 and December 31, 2005)	(12,611,113)	(12,611,113)
Capital in excess of par value	175,731,009	175,259,730
Accumulated net investment income	2,723,014	3,519,951

Total shareholders’ equity	166,029,092	166,353,839

Total liabilities and shareholders’ equity	$836,265,908	$792,973,202

Number of common shares outstanding	17,265,415	17,173,297
Net asset value per share	$9.62	$9.69

The accompanying notes are an integral part of these consolidated financial statements.

MEDALLION FINANCIAL CORP.

CONSOLIDATED STATEMENTS OF CASH FLOWS

(UNAUDITED)

	Three Months ended March 31,
	2006	2005
CASH FLOWS FROM OPERATING ACTIVITIES
Net increase in net assets resulting from operations	$1,786,170	$2,235,679
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Depreciation and amortization	117,719	127,268
Amortization of origination costs	164,908	613,704
Increase in net unrealized (appreciation) depreciation on investments	(261,287)	2,572,235
Net realized (gains) losses on investments	2,241,423	(2,047,887)
Gains on sales of loans	—	(239,520)
Decrease in accrued interest receivable	280,720	(166,587)
Decrease in servicing fee receivable	—	37,862
Decrease in other assets, net	1,318,112	1,350,349
Decrease in accounts payable and accrued expenses	(1,133,978)	(1,580,538)
Decrease in accrued interest payable	(833,755)	(1,177,237)

Net cash provided by operating activities	3,680,032	1,725,328

CASH FLOWS FROM INVESTING ACTIVITIES
Investments originated	(65,519,983)	(77,643,695)
Proceeds from principal receipts, sales, and maturities of investments	44,175,084	43,770,825
Banco portfolio acquisition	(35,703,391)	—
Capital expenditures	(135,513)	(146,398)

Net cash used for investing activities	(57,183,803)	(34,019,268)

CASH FLOWS FROM FINANCING ACTIVITIES
Proceeds from floating rate borrowings	56,322,250	39,012,565
Repayments of floating rate borrowings	(9,101,543)	(16,799,287)
Proceeds from fixed rate borrowings	57,486,000	18,480,000
Repayments of fixed rate borrowings	(59,121,520)	(9,797,164)
Proceeds from exercise of stock options	466,665	3,715
Payments of declared dividends	(2,583,112)	(1,869,226)
Purchase of treasury stock at cost	—	(3,608,732)
Commitment fees on SBA leverage	(135,000)	—

Net cash provided by financing activities	43,333,740	25,421,871

NET DECREASE IN CASH	(10,170,031)	(6,872,069)
CASH, beginning of year	43,035,506	37,267,122

CASH, end of period	$32,865,475	$30,395,053

SUPPLEMENTAL INFORMATION
Cash paid during the period for interest	$7,972,739	$5,917,572
Cash paid during the period for income taxes	732,009	65,944
Non-cash investing activities-net transfers to other assets	800,973	2,621,657

The accompanying notes are in integral part of these consolidated financial statements.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS

MARCH 31, 2006

(1) ORGANIZATION OF MEDALLION FINANCIAL CORP. AND ITS SUBSIDIARIES

Medallion Financial Corp. (the Company) is a closed-end management investment company organized as a Delaware corporation. The Company has elected to be regulated as a Business Development Company (BDC) under the Investment Company Act of 1940, as amended (the 1940 Act). The Company conducts its business through various wholly-owned subsidiaries including its primary operating company, Medallion Funding Corp. (MFC), a Small Business Investment Company (SBIC) which originates and services taxicab medallion and commercial loans.

The Company also conducts business through Medallion Business Credit, LLC (MBC), an originator of loans to small businesses for the purpose of financing inventory and receivables; Medallion Capital, Inc. (MCI), an SBIC which conducts a mezzanine financing business; Freshstart Venture Capital Corp. (FSVC), an SBIC which originates and services taxicab medallion and commercial loans; and Medallion Bank (MB), a Federal Deposit Insurance Corporation (FDIC) insured industrial bank that primarily originates medallion loans, commercial loans, and consumer loans, raises deposits, and conducts other banking activities. MFC, MCI, and FSVC, as SBICs, are regulated and financed in part by the SBA. Until October 2005, the Company also conducted business through Business Lenders, LLC (BLL), licensed under the Small Business Administration (SBA) Section 7(a) program. On October 17, 2005, the Company completed the sale of the loan portfolio and related assets of BLL. In connection with this transaction, the Company sold assets in the amount of $22,799,000, less liabilities assumed by the buyer in the amount of $2,327,000. The assets were sold at book value, and therefore no gain or loss, excluding transaction costs, was recognized as a result of this transaction. For 2005, BLL generated net decease in net assets resulting from operations of $112,000, and BLL’s net investment loss after taxes was $142,000.

MB was capitalized on December 16, 2003, with $22,000,000 from the Company. On December 22, 2003, upon satisfaction of the conditions set forth in the FDIC’s order of October 2, 2003 approving MB’s application for federal deposit insurance, the FDIC certified that the deposits of each depositor in MB were insured to the maximum amount provided by the Federal Deposit Insurance Act and MB opened for business. MB is subject to competition from other financial institutions and to the regulations of certain federal and state agencies, and undergoes examinations by those agencies.

MB is a wholly-owned subsidiary of the Company and was initially formed for the primary purpose of originating commercial loans in three categories: 1) loans to finance the purchase of taxicab medallions (licenses), 2) asset-based commercial loans and 3) SBA 7(a) loans. The loans are marketed and serviced by MB’s affiliates who have extensive prior experience in these asset groups. The Company sold substantially all of the Section 7(a) loans in its portfolio in connection with the sale of the assets of BLL to a subsidiary of Merrill Lynch in October 2005. Additionally, MB began issuing brokered certificates of deposit in January 2004, and purchased over $84,150,000 of taxicab medallion and asset-based loans from affiliates of the Company. Additionally, on April 1, 2004, MB purchased a consumer loan portfolio with a principal amount of $84,875,000, net of $4,244,000, or 5.0%, of unrealized depreciation, from an unrelated financial institution for consideration of $86,309,000. The purchase was funded with $7,700,000 of additional capital contributed by the Company and with deposits raised by MB. The purchase included a premium of approximately $5,678,000 to the book value of assets acquired, which is amortized to interest income over the expected life of the acquired loans, and which is carried in other assets on the consolidated balance sheets.

In June 2003, MFC established several wholly-owned subsidiaries which, along with an existing subsidiary (together, Medallion Chicago), purchased certain City of Chicago taxicab medallions which are leased to fleet operators while being held for long-term appreciation in value.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2006

In September 2002, MFC established a wholly-owned subsidiary, Taxi Medallion Loan Trust I (Trust), for the purpose of owning medallion loans originated by MFC or others. The Trust is a separate legal and corporate entity with its own creditors who, in any liquidation of the Trust, will be entitled to be satisfied out of the Trust’s assets prior to any value in the Trust becoming available to the Trust’s equity holders. The assets of the Trust, aggregating $384,012,000 at March 31, 2006 and $344,594,000 at December 31, 2005, are not available to pay obligations of its affiliates or any other party, and the assets of affiliates or any other party are not available to pay obligations of the Trust. The Trust’s loans are serviced by MFC.

(2) SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

Use of Estimates

The accounting and reporting policies of the Company conform with accounting principles generally accepted in the US and general practices in the investment company industry. The preparation of financial statements in conformity with generally accepted accounting principles in the US requires the Company to make estimates and assumptions that affect the reporting and disclosure of assets and liabilities, including those that are of a contingent nature, at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Such estimates are subject to change over time, and actual results could differ from those estimates. The determination of fair value of the Company’s investments is subject to significant change within one year.

Principles of Consolidation

The consolidated financial statements include the accounts of the Company and its wholly-owned subsidiaries. All significant intercompany transactions, balances, and profits have been eliminated in consolidation.

Investment Valuation

The Company’s loans, net of participations and any unearned discount, are considered investments under the 1940 Act and are recorded at fair value. As part of the fair value methodology, loans are valued at cost adjusted for any unrealized appreciation (depreciation). Since no ready market exists for these loans, the fair value is determined in good faith by management, and approved by the Board of Directors. In determining the fair value, the Company and Board of Directors consider factors such as the financial condition of the borrower, the adequacy of the collateral, individual credit risks, historical loss experience, and the relationships between current and projected market rates and portfolio rates of interest and maturities. The Company’s consumer portfolio purchase was net of unrealized depreciation of $4,244,000, or 5.0% of the balances outstanding, and included a purchase premium of approximately $5,678,000. Adjustments to the fair value of this portfolio are based on the historical loan loss data obtained from the seller, adjusted for changes in delinquency trends and other factors as described above.

Equity investments (common stock and stock warrants) and investment securities (mortgage backed bonds), representing 3% and 2%, respectively, of the investment portfolio, are recorded at fair value, represented as cost, plus or minus unrealized appreciation or depreciation, respectively. The fair value of investments that have no ready market are determined in good faith by management, and approved by the Board of Directors, based upon assets and revenues of the underlying investee companies as well as general market trends for businesses in the same industry. Included in equity investments at March 31, 2006 are marketable and non-marketable securities of $21,635,000 and $1,975,000, respectively. At December 31, 2005, the respective balances were $23,032,000 and

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2006

$981,000, respectively. Because of the inherent uncertainty of valuations, management’s estimates of the values of the investments may differ significantly from the values that would have been used had a ready market for the investments existed, and the differences could be material.

A majority of the Company’s investments consist of long-term loans to persons defined by SBA regulations as socially or economically disadvantaged, or to entities that are at least 50% owned by such persons. Approximately 64% and 62% of the Company’s investment portfolio at March 31, 2006 and December 31, 2005, respectively, had arisen in connection with the financing of taxicab medallions, taxicabs, and related assets, of which 80% and 78% were in New York City at March 31, 2006 and December 31, 2005. These loans are secured by the medallions, taxicabs, and related assets, and are personally guaranteed by the borrowers, or in the case of corporations, are generally guaranteed personally by the owners. A portion of the Company’s portfolio (19% at both March 31, 2006 and December 31, 2005) represents loans to various commercial enterprises, in a variety of industries, including wholesaling, food services, financing, broadcasting, communications, real estate, and lodging. These loans are made primarily in the metropolitan New York City area, and historically included loans guaranteed by the SBA under its Section 7(a) program, less the sale of the guaranteed portion of those loans. The Company sold substantially all of the Section 7(a) loans in its portfolio in connection with the sale of the assets of BLL to a subsidiary of Merrill Lynch in October 2005. Approximately 12% of the Company’s portfolio consists of consumer loans in all 50 states collateralized by recreational vehicles, boats, and trailers at both March 31, 2006 and December 31, 2005.

Investment Transactions and Income Recognition

Loan origination fees and certain direct origination costs are deferred and recognized as an adjustment to the yield of the related loans. At March 31, 2006, December 31, 2005, and March 31, 2005 net origination costs totaled approximately $3,418,000, $2,634,000, and $1,800,000. Amortization expense for the quarters ended March 31, 2006 and 2005 was $165,000 and $614,000.

Investment securities are purchased from time-to-time in the open market at prices that are greater or lesser than the par value of the investment. The resulting premium or discount is deferred and recognized as an adjustment to the yield of the related investment. At March 31, 2006, December 31, 2005, and March 31, 2005, the net premium on investment securities totaled $421,000, $463,000, and $651,000, and amortization expense for the 2006 and 2005 first quarters was $38,000 and $30,000.

Interest income is recorded on the accrual basis. Taxicab medallion and commercial loans are placed on nonaccrual status, and all uncollected accrued interest is reversed, when there is doubt as to the collectibility of interest or principal, or if loans are 90 days or more past due, unless management has determined that they are both well-secured and in the process of collection. Interest income on nonaccrual loans is generally recognized when cash is received, unless a determination has been made to apply all cash receipts to principal. At March 31, 2006, December 31, 2005, and March 31, 2005, total non-accrual loans were approximately $18,652,000, $22,641,000, and $28,139,000, and represented 3%, 4%, and 4% of the gross medallion and commercial loan portfolio, respectively. The amount of interest income on nonaccrual loans that would have been recognized if the loans had been paying in accordance with their original terms was approximately $6,158,000, $6,744,000, and $6,273,000 as of March 31, 2006, December 31, 2005, and March 31, 2005, of which $659,000 and $853,000 would have been recognized in the quarters ended March 31, 2006 and 2005.

The consumer portfolio has different characteristics compared to commercial loans, typified by a larger number of lower dollar loans that have similar characteristics. As a result, these loans are not typically placed on nonaccrual, but are charged off in their entirety when deemed uncollectible, or when they become 120 days past

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2006

due, whichever occurs first, at which time appropriate collection and recovery efforts against both the borrower and the underlying collateral are initiated. In the 2006 first quarter, $399,000 of consumer loans in bankruptcy, representing less than 1% of consumer loans, were placed on nonaccrual. The amount of interest income on nonaccrual loans that would have been recognized if the loans had been paying in accordance with their original terms was approximately $66,000 as of March 31, 2006, of which $30,000 would have been recognized in the quarter ended March 31, 2006.

Loan Sales and Servicing Fee Receivable

The Company accounts for its sales of loans in accordance with Statement of Financial Accounting Standards No. 140, “Accounting for Transfers and Servicing of Financial Assets and Extinguishments of Liabilities—a Replacement of FASB Statement No. 125” (SFAS 140). SFAS 140 provides accounting and reporting standards for transfers and servicing of financial assets and extinguishments of liabilities. The principal portion of loans serviced for others by the Company was approximately $7,237,000, $9,133,000, and $109,875,000 at March 31, 2006, December 31, 2005, and March 31, 2005.

Gain or losses on loan sales were primarily attributable to the sale of commercial loans which had been at least partially guaranteed by the SBA, and was conducted by the Company’s BLL subsidiary. The Company sold all of the SBA Section 7(a) loans in its portfolio in connection with the sale of the assets of BLL to a subsidiary of Merrill Lynch in October 2005. The Company recognized gains or losses from the sale of the SBA-guaranteed portion of a loan at the date of the sales agreement when control of the future economic benefits embodied in the loan was surrendered. The gains were calculated in accordance with SFAS 140, which required that the gain on the sale of a portion of a loan be based on the relative fair values of the loan portion sold and the loan portion retained. The gain on loan sales was due to the differential between the carrying amount of the portion of loans sold and the sum of the cash received and the servicing fee receivable.

The servicing fee receivable represented the present value of the difference between the servicing fee received by the Company (generally 100 to 400 basis points) and the Company’s servicing costs and normal profit, after considering the estimated effects of prepayments and defaults over the life of the servicing agreement. In connection with calculating the servicing fee receivable, the Company made certain assumptions including the cost of servicing a loan including a normal profit, the estimated life of the underlying loan that would be serviced, and the discount rate used in the present value calculation. The Company considered 40 basis points to be its cost plus a normal profit and used the note rate plus 100 basis points for loans with an original maturity of ten years or less, and the note rate plus 200 basis points for loans with an original maturity of greater than ten years as the discount rate. The note rate was generally the prime rate plus 2.75%.

The servicing fee receivable was amortized as a charge to loan servicing fee income over the estimated lives of the underlying loans using the effective interest rate method. The Company reviewed the carrying amount of the servicing fee receivable for possible impairment by stratifying the receivables based on one or more of the predominant risk characteristics of the underlying financial assets. The Company stratified its servicing fee receivable into pools, generally by the year of creation, and within those pools, by the term of the loan underlying the servicing fee receivable. If the estimated present value of the future servicing income was less than the carrying amount, the Company established an impairment reserve and adjusted future amortization accordingly. If the fair value exceeded the carrying value, the Company may have reduced future amortization. The servicing fee receivable was carried at the lower of amortized cost or fair value.

The estimated net servicing income was based, in part, on management’s estimate of prepayment speeds, including default rates, and accordingly, there was no assurance of the accuracy of these estimates. If the

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2006

prepayment speeds occurred at a faster rate than anticipated, the amortization of the servicing asset would have been accelerated and its value would have declined; and as a result, servicing income during that and subsequent periods would have declined. If prepayments occurred slower than anticipated, cash flows would have exceeded estimated amounts and servicing income would have increased. The constant prepayment rates utilized by the Company in estimating the lives of the loans depended on the original term of the loan, industry trends, and the Company’s historical data on prepayments and delinquencies, and ranged from 15% to 35%. The Company evaluated the temporary impairment to determine if any such temporary impairment would be considered to be permanent in nature. The prepayment rate of loans may have been affected by a variety of economic and other factors, including prevailing interest rates and the availability of alternative financing to borrowers.

The activity in the reserve for servicing fee receivable follows:

	Three months ended March 31,
	2006	2005
Beginning Balance	$—	$1,036,500
Reductions charged to operations	—	(38,500)

Ending Balance	$—	$998,000

The Company also had the option to sell the unguaranteed portions of loans to third party investors. The gain or loss on such sales was calculated in accordance with SFAS No. 140. The Company had no sales of unguaranteed portions of loans to third parties for the quarters ended March 31, 2006 and 2005. The Company sold substantially all of the Section 7(a) loans in its portfolio in connection with the sale of the assets of BLL to a subsidiary of Merrill Lynch in October 2005.

Unrealized Appreciation (Depreciation) and Realized Gains (Losses) on Investments

The change in unrealized appreciation (depreciation) on investments is the amount by which the fair value estimated by the Company is greater (less) than the carrying amount of the investment portfolio. Realized gains or losses on investments are generated through sales of investments, foreclosure on specific collateral, and writeoffs of loans or assets acquired in satisfaction of loans, net of recoveries. Unrealized depreciation on net investments (which excludes foreclosed properties) was $12,093,000, $12,536,000, and $10,922,000 as of March 31, 2006, December 31, 2005, and March 31, 2005, respectively.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2006

The following table sets forth the changes in the Company’s unrealized appreciation (depreciation) on net investments during the three months ended March 31, 2006 and 2005.

	Loans	Equity Investments	Total
Balance December 31, 2004 (1)	$(11,897,572)	$636,139	$(11,261,433)
Increase in unrealized
Appreciation on investments	—	714,744	714,744
Depreciation on investments (2)	(1,263,442)	—	(1,263,442)
Reversal of unrealized appreciation (depreciation) related to realized
Losses on investments	887,795	—	887,795

Balance March 31, 2005 (1)	$(12,273,219)	$1,350,883	$(10,922,336)

	Loans	Equity Investments	Total
Balance December 31, 2005 (1)	$(12,921,428)	$385,635	$(12,535,793)
Increase in unrealized
Depreciation on investments (2)	(858,150)	(1,012,281)	(1,870,431)
Reversal of unrealized appreciation (depreciation) related to realized
Gains on investments	—	(64,500)	(64,500)
Losses on investments	2,377,489	—	2,377,489

Balance March 31, 2006 (1)	$(11,402,089)	$(691,146)	$(12,093,235)

(1)	Excludes unrealized depreciation of $1,369,750, $1,396,750, $747,281, and $512,281 on foreclosed properties at March 31, 2006, December 31, 2005, March 31, 2005, and December 31, 2004, respectively.
(2)	Includes $44,239 and $45,847 of depreciation on investment securities in the quarters ended March 31, 2006 and 2005.

The table below summarizes components of unrealized/realized gains and losses in the investment portfolio.

	Three months ended March 31,
	2006	2005
Net change in unrealized appreciation (depreciation) on investments
Unrealized appreciation	$—	$50,517
Unrealized depreciation	(1,961,702)	(599,214)
Realized gains	(64,500)	(2,676,333)
Realized losses	2,377,489	887,795
Unrealized losses on foreclosed properties	(90,000)	(235,000)

Total	$261,287	$(2,572,235)

Net realized gains (losses) on investments
Realized gains	$64,500	$2,676,333
Realized losses	(2,377,488)	(887,795)
Direct recoveries (charge offs)	(49,994)	211,702
Other gains	129,993	99,880
Realized losses on foreclosed properties	(8,434)	(52,233)

Total	$(2,241,423)	$2,047,887

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2006

Goodwill

Effective January 1, 2002, coincident with the adoption of SFAS No.142, “Goodwill and Intangible Assets,” the Company tests its goodwill for impairment, and engages a consultant to help management evaluate its carrying value. The results of this evaluation demonstrated no impairment in goodwill for 2005, 2004, and 2003, and management believes, and the Board of Directors concurs, that there is no impairment as of March 31, 2006. The Company conducts annual appraisals of its goodwill, and will recognize any impairment in the period any impairment is identified.

Fixed Assets

Fixed assets are carried at cost less accumulated depreciation and amortization, and are depreciated on a straight-line basis over their estimated useful lives of 3 to 10 years. Leasehold improvements are amortized on a straight-line basis over the shorter of the lease term or the estimated economic useful life of the improvement. Depreciation and amortization expense was approximately $118,000 and $127,000 for the 2006 and 2005 first quarters, respectively.

Deferred Costs

Deferred financing costs, included in other assets, represents costs associated with obtaining the Company’s borrowing facilities, and is amortized over the lives of the related financing agreements. Amortization expense was $290,000 and $509,000 for the quarters ended March 30, 2006 and 2005. In addition, the Company capitalizes certain costs for transactions in the process of completion, including those for acquisitions and the sourcing of other financing alternatives, and during 2004 was increased by the purchase premium paid on the consumer portfolio purchase of $5,678,000, of which $308,000 and $384,000 was amortized into interest income during the 2006 and 2005 first quarters. Upon completion or termination of the transaction, any accumulated amounts will be amortized against income over an appropriate period, capitalized as goodwill, or written off. The amounts on the balance sheet for all of these purposes were $5,532,000 and $5,501,000 as of March 31, 2006 and December 31, 2005.

Federal Income Taxes

Traditionally, the Company and each of its corporate subsidiaries other than MB (the RIC subsidiaries) have qualified to be treated for federal income tax purposes as regulated investment companies (RICs) under the Internal Revenue Code of 1986, as amended (the Code). As RICs, the Company and each of the RIC subsidiaries are not subject to US federal income tax on any gains or investment company taxable income (which includes, among other things, dividends and interest income reduced by deductible expenses) that it distributes to its shareholders, if at least 90% of its investment company taxable income for that taxable year is distributed. It is the Company’s and the RIC subsidiaries’ policy to comply with the provisions of the Code.

MB is not a RIC and is taxed as a regular corporation. The Trust is not subject to federal income taxation. Instead, the Trust’s taxable income is treated as having been earned by MFC.

During 2004, BLL changed its tax status from that of a disregarded “pass-through” entity of the Company to that of a company taxable as a corporation. For 2005, BLL had no tax liability as a result of this election.

Net Increase in Net Assets Resulting from Operations per Share (EPS)

Basic earnings per share are computed by dividing net increase in net assets resulting from operations available to common shareholders by the weighted average number of common shares outstanding for the period.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2006

Diluted earnings per share reflect the potential dilution that could occur if option contracts to issue common stock were exercised, and has been computed after giving consideration to the weighted average dilutive effect of the Company’s common stock and stock options. The Company uses the treasury stock method to calculate diluted EPS, which is a method of recognizing the use of proceeds that could be obtained upon exercise of options and warrants in computing diluted EPS. It assumes that any proceeds would be used to purchase common stock at the average market price during the period.

The table below shows the calculation of basic and diluted EPS.

	Three months ended March 31,
	2006	2005
Net increase in net assets resulting from operations available to common shareholders	$1,786,170	$2,235,679

Weighted average common shares outstanding applicable to basic EPS	17,211,707	17,135,682
Effect of dilutive stock options	510,357	469,994

Adjusted weighted average common shares outstanding applicable to diluted EPS	17,722,064	17,605,676

Basic earnings per share	$0.10	$0.13
Diluted earnings per share	0.10	0.13

Potentially dilutive common shares excluded from the above calculations aggregated 535,252 and 646,840 shares as of March 31, 2006 and 2005.

Stock Compensation

The Company applies SFAS No. 123R, Accounting for Stock-Based Compensation, and related interpretations in accounting for its stock option plans effective January 1, 2006, and accordingly, the Company has begun to expense these grants as required. Stock-based employee compensation costs pertaining to stock options is reflected in net income, for both any new grants, as well as for all unvested options outstanding at December 31, 2005, in both cases using the fair values established by usage of the Black-Scholes option pricing model, expensed over the vesting period of the underlying option. Previously, the Company applied APB Opinion No. 25 and related Interpretations in accounting for all the plans. Accordingly, no compensation cost was recognized under these plans, and the Company followed the disclosure-only provisions of SFAS No. 123 and SFAS No. 148, Accounting for Stock-Based Compensation Transition and Disclosure.

The Company elected the modified prospective transition method for adopting SFAS No. 123R. Under this method, the provisions of SFAS 123R apply to all awards granted or modified after the date of adoption. During the three months ended March 31, 2006, the Company issued no new stock-based option awards, and recognized $36,000 of non-cash stock-based compensation expense related to the unvested portion of options granted in prior periods. During the three months ended March 31, 2005, the Company issued no new stock-based option awards, and would have recognized $30,000 of non-cash stock-based compensation expense related to the unvested portion of options granted in prior periods. For both periods, the amounts that were or would have been recognized were immaterial and had no impact on earnings per share. As of March 31, 2006, the total remaining unrecognized compensation cost related to unvested stock options was approximately $216,000, which is expected to be recognized over the next seven quarters.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2006

Derivatives

The Company had no interest rate cap agreements or other derivative investments outstanding 2006 and 2005.

Reclassifications

Certain reclassifications have been made to prior year balances to conform with the current year presentation.

(3) FLOATING RATE BORROWINGS

The outstanding balances of floating rate borrowings were as follows:

	Payments Due By Period						March 31, 2006	December 31, 2005	Interest Rate (1)
Dollars in thousands	2006	2007	2008	2009	2010	Thereafter
Revolving line of credit	$—	$—	$339,263	$—	$—	$—	$339,263	$304,453	5.00%
Notes payable to banks	19,396	1,562	—	—	—	—	20,958	8,550	7.43
Margin loan	10,664	—	—	—	—	—	10,664	10,662	5.50

Total	$30,060	$1,562	$339,263	$—	$—	$—	$370,885	$323,665	5.15

(1)	Weighted average contractual rate as of March 31, 2006.

(A) REVOLVING LINE OF CREDIT

In September 2002, and as renegotiated in September 2003, January 2005, and January 2006, the Trust entered into a revolving line of credit agreement (amended) with Merrill Lynch Commercial Finance Corp., as successor to Merrill Lynch Bank, USA (MLB) to provide up to $475,000,000 of financing to acquire medallion loans from MFC (MLB line). Borrowings under the Trust’s revolving line of credit are collateralized by the Trust’s assets. MFC is the servicer of the loans owned by the Trust. The MLB line includes a borrowing base covenant and rapid amortization in certain circumstances. In addition, if certain financial tests are not met, MFC can be replaced as the servicer. The MLB line matures in September 2008. Effective January 2005, the interest rate was generally LIBOR plus 0.75% with an unused facility fee of 0.375% on unused amounts up to $250,000,000, and effective September 2003, was LIBOR plus 1.25% and 0.125%, and prior to that was LIBOR plus 1.50% and 0.375%. The facility fees were $200,000 in February 2006, $200,000 in January 2006, $300,000 in September 2005, $900,000 in September 2004, and $375,000 in September 2003.

(B) NOTES PAYABLE TO BANKS AND MARGIN LOAN

On January 25, 2005, MFC entered into a $4,000,000 revolving note agreement with Atlantic Bank of New York that matured on December 1, 2005, and which maturity was extended by Atlantic Bank to February 1, 2006, and which was further extended to August 1, 2006. On March 6, 2006, the line of credit was increased to $6,000,000. The line is secured by medallion loans of MFC that are in process of being sold to the Trust, any draws being payable from the receipt of proceeds from the sale. The line bears interest at the prime rate minus 0.25%, payable monthly. As of March 31, 2006, $3,967,000 had been drawn down under this line.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2006

In November 2004, the Company entered into a margin loan agreement with Bear Stearns & Co. Inc. The margin loan is secured by the pledged stock of CCU held by the Company, and is generally available at 60% of the current fair market value of the CCU stock, or $11,970,000 as of March 31, 2006. The margin loan bears interest at the federal funds rate plus 0.75%. As of March 31, 2006, $10,664,000 had been drawn down under this margin loan.

On April 26, 2004, the Company entered into a $15,000,000 revolving note agreement with Sterling National Bank that matured on April 25, 2005, and which maturity was extended by Sterling National Bank for 60 days. On June 28, 2005, the maturity date was further extended to July 31, 2005. On July 28, 2005, the note agreement was amended, and the maturity date was extended until June 30, 2006. The line is secured by certain pledged assets of the Company and MBC, and is subject to periodic borrowing base requirements. The line bears interest at the prime rate, payable monthly, and is subject to an unused fee of 0.125%. As of March 31, 2006, $14,000,000 had been drawn down under this line.

On July 11, 2003, certain operating subsidiaries of MFC entered into an aggregate $1,700,000 of note agreements with Atlantic Bank of New York and Israel Discount Bank, collateralized by certain taxicab medallions owned by Medallion Chicago of which $1,341,000 was outstanding at March 31, 2006. The notes mature July 8, 2006 and bear interest at LIBOR plus 2%, adjusted annually, payable monthly. Principal and interest payments of $17,000 are due monthly, with the balance due at maturity.

On June 30, 2003, an operating subsidiary of MFC entered into a $2,000,000 note agreement with Banco Popular North America, collateralized by certain taxicab medallions owned by Medallion Chicago, of which $1,650,000 was outstanding at March 31, 2006. The note matures June 1, 2007 and bears interest at Banco Popular’s prime rate less 0.25%, adjusted annually, payable monthly. Principal and interest payments of $18,000 are due monthly, with the balance due at maturity.

(4) FIXED RATE BORROWINGS

The outstanding balances of fixed rate borrowings were as follows:

	Payments Due By Period						March 31, 2006	December 31, 2005	Interest Rate (1)
	2006	2007	2008	2009	2010	Thereafter
Certificates Of deposit	$115,993,000	$50,328,000	$31,358,000	$19,793,000	$—	$—	$217,472,000	$219,107,000	3.69%
SBA debentures	—	—	—	—	—	77,250,000	77,250,000	77,250,000	6.05

Total	$115,993,000	$50,328,000	$31,358,000	$19,793,000	$—	$77,250,000	$294,722,000	$296,357,000	4.31

(1)	Weighted average contractual rate as of March 31, 2006.

In January 2004, MB commenced raising deposits to fund the purchase of various affiliates’ loan portfolios. The deposits were raised through the use of investment brokerage firms who package deposits qualifying for FDIC insurance into pools that are sold to MB. The rates paid on the deposits are highly competitive with market rates paid by other financial institutions and include a brokerage fee of 0.25% to 0.55%, depending on the maturity of the deposit, which is capitalized and amortized to interest expense over the life of the respective pool. The total amount capitalized was $678,000 and $747,000 at March 31, 2006 and December 31, 2005, and $162,000 and $135,000 was amortized to interest expense during the 2006 and 2005 first quarters. Interest on the deposits is accrued daily and paid monthly, semiannually, or at maturity.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2006

On March 1, 2006, the SBA approved a $13,500,000 commitment for MCI to issue additional debentures to the SBA during a ten year period upon payment of a 1% fee and the infusion of $4,500,000 of additional capital. In November 2003, FSVC applied for and received an additional commitment of $8,000,000, and during 2001, FSVC and MCI were approved by the SBA to receive $36,000,000 each in funding over a period of five years. As of March 31, 2006, $80,000,000 of commitments had been fully utilized.

(5) SEGMENT REPORTING

The Company has one business segment, its lending and investing operations. This segment originates and services medallion, secured commercial, and consumer loans, and invests in both marketable and nonmarketable securities.

(6) OTHER INCOME AND OTHER OPERATING EXPENSES

The major components of other income were as follows:

	Three months ended March 31,
	2006	2005
Prepayment penalties	$174,097	$29,457
Late charges	52,716	139,986
Servicing fees	8,298	317,000
Accretion of discount	—	28,710
Other	164,806	158,085

Total other income	$399,917	$673,238

Prepayment penalties increased in the 2006 three months, reflecting $161,000 of unusually large prepayment penalties from several large paid-off loans. Excluding BLL and those prepayment penalties, late charges and prepayment penalties declined reflecting a better performing customer base. Servicing fees and accretion of discount decreased from 2005 primarily due to the sale of BLL in October 2005.

The major components of other operating expenses were as follows:

	Three months ended March 31,
	2006	2005
Rent expense	$340,096	$365,190
Consumer loan servicing	288,042	245,198
Loan collection expense	151,747	145,856
Travel, meals, and entertainment	119,624	230,793
Depreciation and amortization	117,719	127,266
Insurance	95,146	130,650
Directors fees	87,264	105,426
Other expenses	400,850	521,344

Total other operating expenses	$1,600,488	$1,871,723

In general, other operating expenses are down from a year ago reflecting the October 2005 sale of assets and liabilities of BLL. Consumer loan servicing increased in the 2006 three months reflecting increased activity in

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2006

consumer loan portfolios being serviced. Travel and entertainment decreased in 2006 as a result of less extensive business development activities compared to 2005. Insurance expense decreased as a result of lower premium charges in a more competitive insurance market. Advertising, marketing and public relations expenses decline in 2006 reflecting MB’s efforts in consumer portfolio marketing in 2005 and as the consumer loans origination efforts took off.

(7) SELECTED FINANCIAL RATIOS AND OTHER DATA

The following table provides selected financial ratios and other data:

	Three months ended March 31,
	2006	2005
Net share data:
Net asset value at the beginning of the period	$9.69	$9.83
Net investment income	0.28	0.19
Income tax provision	(0.06)	(0.03)
Net realized gains (losses) on investments	(0.13)	0.12
Net change in unrealized appreciation (depreciation) on investments	0.02	(0.15)
Other	(0.01)	—

Net increase in net assets resulting from operations	0.10	0.13
Distributions of net investment income	(0.15)	(0.11)
Issuance of common stock	(0.02)	—
Repurchase of common stock	—	0.01

Net asset value at the end of the period	$9.62	$9.86

Per share market value at beginning of period	$11.26	$9.70
Per share market value at end of period	13.55	9.13
Total return (1)	88%	(19)%

Ratios/supplemental data
Average net assets	$166,494,712	$168,905,870
Operating expenses to average net assets	11.33%	12.82%
Net investment income after taxes to average net assets	9.17%	6.63%

(1)	Total return is calculated by dividing the change in market value of a share of common stock during the period, assuming the reinvestment of dividends on the payment date, by the per share market value at the beginning of the period, and annualizing if appropriate.

(8) MB REGULATORY GUIDELINES

MB is subject to various regulatory capital requirements administered by the FDIC and State of Utah Department of Financial Institutions. Failure to meet minimum capital requirements can initiate certain mandatory and possibly additional discretionary actions by regulators that, if undertaken, could have a direct material effect on MB’s and our financial statements. Under capital adequacy guidelines and the regulatory framework for prompt corrective action, MB must meet specific capital guidelines that involve quantitative measures of MB’s assets, liabilities, and certain off-balance sheet items as calculated under regulatory accounting practices. MB’s capital amounts and classification are also subject to qualitative judgments by the bank regulators about components, risk weightings, and other factors.

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2006

Quantitative measures established by regulation to ensure capital adequacy require MB to maintain minimum amounts and ratios as defined in the regulations (set forth in the table below). Additionally, as conditions of granting MB’s application for federal deposit insurance, the FDIC ordered that beginning paid-in-capital funds of not less than $22,000,000 be provided, and that the Tier I Leverage Capital to total assets ratio, as defined, of not less than 15%, and an adequate allowance for loan losses shall be maintained and no dividends shall be paid to the Company for its first three years of operation.

The following table represents MB’s actual capital amounts and related ratios as of March 31, 2006 and December 31, 2005, compared to required regulatory minimum capital ratios and the ratio required to be considered well capitalized. Management believes, as of March 31, 2006, that MB meets all capital adequacy requirements to which it is subject, and is well-capitalized.

	Regulatory		March 31, 2006	December 31, 2005
	Minimum	Well-capitalized
Tier I capital			$40,861,000	$39,379,000
Total capital			43,880,000	42,288,000
Average assets			254,392,000	234,976,000
Risk-weighted assets			239,320,000	276,402,000
Leverage ratio (1)	4%	5%	16.1%	15.8%
Tier I capital ratio (2)	4	6	17.1	14.2
Total capital ratio (2)	8	10	18.3	15.3

(1)	Calculated by dividing Tier I capital by average assets.
(2)	Calculated by dividing Tier I or total capital by risk-weighted assets.

(9) STOCK OPTIONS

The Company has a stock option plan (1996 Stock Option Plan) available to grant both incentive and nonqualified stock options to employees. The 1996 Stock Option Plan, which was approved by the Board of Directors and shareholders on May 22, 1996, provides for the issuance of a maximum of 750,000 shares of common stock of the Company. On June 11, 1998, the Board of Directors and shareholders approved certain amendments to the Company’s 1996 Stock Option Plan, including increasing the number of shares reserved for issuance from 750,000 to 1,500,000. In addition, on June 11, 2002 an additional 750,000 shares were approved, bringing the shares reserved for issuance to 2,250,000. At March 31, 2006, 209,662 shares of the Company’s common stock remained available for future grants. The 1996 Stock Option Plan is administered by the Compensation Committee of the Board of Directors. The option price per share may not be less than the current market value of the Company’s common stock on the date the option is granted. The term and vesting periods of the options are determined by the Compensation Committee, provided that the maximum term of an option may not exceed a period of ten years.

A non-employee director stock option plan (the Director Plan) was also approved by the Board of Directors and shareholders on May 22, 1996. On February 24, 1999, the Board of Directors amended and restated the Director Plan in order to adjust the calculation of the number of shares of the Company’s common stock issuable under options to be granted to a non-employee director upon his or her re-election. Under the prior plan the number of options granted was obtained by dividing $100,000 by the current market price for the common stock. The Director Plan now calls for the grant of options to acquire 9,000 shares of common stock upon election of a non-employee director. It provides for an automatic grant of options to purchase 9,000 shares of the Company’s common stock to an Eligible Director upon election to the Board, with an adjustment for directors who are

MEDALLION FINANCIAL CORP.

NOTES TO CONSOLIDATED FINANCIAL STATEMENTS—(Continued)

MARCH 31, 2006

elected to serve less than a full term. A total of 100,000 shares of the Company’s common stock are issuable under the Director Plan. At March 31, 2006, 3,827 shares of the Company’s common stock remained available for future grants. The grants of stock options under the Director Plan are automatic as provided in the Director Plan. The option price per share may not be less than the current market value of the Company’s common stock on the date the option is granted. Options granted under the Director Plan are exercisable annually, as defined in the Director Plan. The term of the options may not exceed five years.

The fair value of each option grant is estimated on the date of grant using the Black-Scholes option-pricing model. The following assumptions were used for grants in 2006 and 2005; however, there were no options granted during the three months ended March 31, 2006 and 2005.

	Three months ended March 31,
	2006	2005
Risk free interest rate	4.57%	4.32%
Expected dividend yield	8.00	8.00
Expected life of option in years	7.00	7.00
Expected volatility	44.00	44.00

The following table presents the activity for the stock option program under the 1996 Stock Option Plan and the Director Plan for the quarter ended March 31, 2006.

	Number of Options	Exercise Price Per Share	Weighted Average Exercise Price
Outstanding at December 31, 2005	1,654,404	$3.50-29.25	$10.21
Granted	—	—	—
Cancelled	(142,568)	4.85-29.25	17.39
Exercised	(92,118)	3.70-8.40	5.12

Outstanding at March 31, 2006	1,419,718	$3.50-29.25	$9.82

Options exercisable at March 31, 2006	1,212,636	$3.50-29.25	$10.03

The following table summarizes information regarding options outstanding and options exercisable at March 31, 2006 under the 1996 Stock Option Plan and the Director Plan:

	Options Outstanding			Options Exercisable
	Weighted average			Weighted average
Range of Exercise Prices	Shares at March 31, 2006	Remaining contractual life in years	Exercise price	Shares at March 31, 2006	Remaining contractual life in years	Exercise price
$3.50- 5.51	606,500	4.93	$4.82	606,500	4.93	$4.82
6.50-13.75	430,236	6.30	9.01	223,154	5.29	9.38
14.25-15.56	42,848	3.95	14.71	42,848	3.95	14.71
17.25-18.75	290,134	3.18	17.41	290,134	3.18	17.41
29.25-29.25	50,000	2.09	29.25	50,000	2.09	29.25

$3.50-29.25	1,419,718	5.42	9.82	1,212,636	5.09	10.03

PART C

Other Information

ITEM 25. FINANCIAL STATEMENTS AND EXHIBITS

(1) Financial Statements

(2) Exhibits

Number	Description
a.1	Restated Medallion Financial Corp. Certificate of Incorporation. Filed as Exhibit 2(a) to our Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.
a.2	Amendment to Restated Certificate of Incorporation. Filed as Exhibit 3.1.1 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 (File No. 814-00188) and incorporated by reference herein.
b.	Restated By-Laws. Filed as Exhibit (b) to our Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.
c.	Not applicable.
d.1	Instruments defining the rights of holders of securities. See Restated Certificate of Incorporation. Filed as Exhibit 2(a) to our Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.
d.2	Instruments defining the rights of holders of securities. See Amendment to Restated Certificate of Incorporation. Filed as Exhibit 3.1.1 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 1998 (File No. 814-00188) and incorporated by reference herein.
d.3	Instruments defining the rights of holders of securities. See Restated By-Laws. Filed as Exhibit (b) to our Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.
e.	Dividend Reinvestment Plan. Filed as Exhibit (e) to our Registration Statement on Form N-2 (File No. 333-1670) and incorporated by reference herein.
f.	Not applicable.
g.	Not applicable.
h.**	Form of Underwriting Agreement.
i.1	First Amended and Restated Employment Agreement, between Medallion Financial Corp. and Alvin Murstein dated May 29, 1998. Filed as Exhibit 10.19 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (File No. 814-00188) and incorporated by reference herein.
i.2	First Amended and Restated Employment Agreement, between Medallion Financial Corp. and Andrew M. Murstein dated May 29, 1998. Filed as Exhibit 10.20 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1998 (File No. 814-00188) and incorporated by reference herein.
i.3	Employment Agreement, between Medallion Financial Corp. and Michael Kowalsky dated August 3, 2006. Filed as Exhibit 10.1 to the Current Report on Form 8-K filed on August 4, 2006 (File No. 000-27812) and incorporated by reference herein.
i.4	Medallion Financial Corp. Amended and Restated 1996 Stock Option Plan. Filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2002 (File No. 000-27812) and incorporated by reference herein.
i.5	Medallion Financial Corp. Amended and Restated 1996 Non-Employee Directors Stock Option Plan. Filed as Exhibit A to our Request Form on Amendment and the Order by the Commission approving the plan as of April 3, 2000 (File No. 812-11800) and incorporated by reference herein.

Number	Description
i.6	2006 Employee Stock Option Plan. Filed as Exhibit II to our definitive proxy statement for our 2006 Annual Meeting of Shareholders filed on April 28, 2006 (File No. 000-27812) and incorporated by reference herein.
i.7	Medallion Funding Corp. 401(k) Savings Plan. Filed as Exhibit (i.2) to our Registration Statement on Form N-2A (File No. 333-1670) and incorporated by reference herein.
j.	Custodial Agreement, dated as of September 13, 2002, among the lenders thereto, Taxi Medallion Loan Trust I, Medallion Funding Corp. and Wells Fargo Bank Minnesota, N.A. Filed as Exhibit 10.8 to the Current Report on Form 8-K filed on September 18, 2002 (File No. 000-27812) and incorporated by reference herein.
k.1	Agreement and Plan of Merger, dated September 3, 2004, between Medallion Financial Corp., Medallion Taxi Media, Inc., Clear Channel Communications, Inc., and Checker Acquisition Corp. Filed as Exhibit 2.1 to the Current Report on Form 8-K, filed on September 10, 2004 (File No. 000-27812) and incorporated by reference herein.
k.2	Amended and Restated Asset Purchase Agreement, dated October 17, 2005, by and among Medallion Financial Corp., Business Lenders, LLC, and BLL Acquisition LLC. Filed as Exhibit 2.1 to the Current Report on Form 8-K, filed on October 18, 2005 (File No. 000-27812) and incorporated by reference herein.
k.3	Amended and Restated Promissory Note, dated January 9, 2006, in the amount of $475,000,000, from Taxi Medallion Loan Trust I, payable to Merrill Lynch Commercial Finance Corp. Filed as Exhibit 4.1 to the Current Report on Form 8-K filed on January 11, 2006 (File No. 000-27812) and incorporated by reference herein.
k.4	Amended and Restated Revolving Secured Line of Credit Promissory Note, dated March 6, 2006, in the amount of $6,000,000 from Medallion Funding Corp., payable to Atlantic Bank of New York. Filed as Exhibit 4.1 to the Current Report on Form 8-K filed on March 9, 2006 (File No. 000-27812) and incorporated by reference herein.
k.5	Amendment to Amended and Restated Promissory Note, dated August 1, 2006, in the amount of $6,000,000 from Medallion Funding Corp., payable to Atlantic Bank of New York. Filed as Exhibit 4.1 to the Current Report on Form 8-K filed on August 4, 2006 (File No. 000-27812) and incorporated by reference herein.
k.6	Indenture of Lease, dated October 31, 1997, by and between Sage Realty Corporation, as Agent and Landlord, and Medallion Financial Corp., as Tenant. Filed as Exhibit 10.64 to the Annual Report on Form 10-K for the fiscal year ended December 31, 1997 and incorporated by reference herein.
k.7	First Amendment of Lease, dated September 6, 2005, by and between Medallion Financial Corp. and Sage Realty Corporation. Filed as Exhibit 10.1 to the Current Report on Form 8-K filed on September 12, 2005 (File No. 000-27812) and incorporated by reference herein.
k.8	Amended and Restated Loan and Security Agreement dated as of September 13, 2003, by and among Taxi Medallion Loan Trust I and Merrill Lynch Commercial Finance Corp. Filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 (File No. 000-27812) and incorporated by reference herein.
k.9	Amendment No. 1 to Amended and Restated Loan and Security Agreement, dated August 12, 2004, by and between Taxi Medallion Loan Trust I and Merrill Lynch Commercial Finance Corp. Filed as Exhibit 10.9 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (File No. 811-09744) and incorporated by reference herein.
k.10	Amendment No. 2 to Amended and Restated Loan and Security Agreement, dated January 7, 2005, by and between Taxi Medallion Loan Trust I and Merrill Lynch Commercial Finance Corp. Filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 11, 2005 (File No. 000-27812) and incorporated by reference herein.
k.11	Amendment No. 3 to Amended and Restated Loan and Security Agreement, dated January 9, 2006, by and between Taxi Medallion Loan Trust I and Merrill Lynch Commercial Finance Corp. Filed as Exhibit 10.1 to the Current Report on Form 8-K filed on January 11, 2006 (File No. 000-27812) and incorporated by reference herein.

Number	Description
k.12	Loan and Sale Contribution Agreement, dated as of September 13, 2002, between Medallion Financial Corp. and Taxi Medallion Loan Trust I. Filed as Exhibit 10.5 to the Current Report on Form 8-K filed on September 18, 2002 (File No. 000-27812) and incorporated by reference herein.
k.13	Loan Sale and Exchange Agreement, dated as of September 13, 2002, between Medallion Financial Corp. and Medallion Funding Corp. Filed as Exhibit 10.6 to the Current Report on Form 8-K filed on September 18, 2002 (File No. 000-27812) and incorporated by reference herein.
k.14	Servicing Agreement, by and among Taxi Medallion Loan Trust I, Medallion Funding Corp., and Merrill Lynch Bank USA, dated as of September 13, 2002. Filed as Exhibit 10.7 to the Current Report on Form 8-K filed on September 18, 2002 (File No. 000-27812) and incorporated by reference herein.
k.15	Amendment to Servicing Agreement, by and among Taxi Medallion Loan Trust I, Medallion Funding Corp. and Merrill Lynch Commercial Finance Corp. as successor in interest to Merrill Lynch Bank USA, dated as of September 12, 2003. Filed as Exhibit 10.1 to the Quarterly Report on Form 10-Q for the quarterly period ended September 30, 2003 (File No. 000-27812) and incorporated by reference herein.
k.16	Amendment No. 2 to Servicing Agreement, by and among Taxi Medallion Loan Trust I, Medallion Funding Corp. and Merrill Lynch Commercial Finance Corp. as successor in interest to Merrill Lynch Bank USA, dated as of September 1, 2004. Filed as Exhibit 10.15 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (File No. 811-09744) and incorporated by reference herein.
k.17	Amended and Restated Trust Agreement, dated as of September 13, 2002, by and between Medallion Funding Corp. and Wachovia Trust Company, N.A. Filed as Exhibit 10.9 to the Current Report on Form 8-K filed on September 18, 2002 (File No. 000-27812) and incorporated by reference herein.
k.18	Loan and Security Agreement, dated April 26, 2004, by and between Medallion Financial Corp. and Sterling National Bank. Filed as Exhibit 10.18 to the Annual Report on Form 10-K for the fiscal year ended December 31, 2005 (File No. 811-09744) and incorporated by reference herein.
k.19	First Amendment to Loan and Security Agreement, dated as of July 28, 2005, by and between Medallion Financial Corp. and Sterling National Bank. Filed as Exhibit 10.2 to the Quarterly Report on Form 10-Q for the quarterly period ended June 30, 2005 (File No. 000-27812) and incorporated by reference herein.
k.20	Extension Letter to Loan and Security Agreement, dated as of June 16, 2006, by and between Medallion Financial Corp. and Sterling National Bank. Filed as Exhibit 10.1 to the Current Report on Form 8-K filed on June 19, 2006 (File No. 000-27812) and incorporated by reference herein.
k.21	Commitment Letter, dated March 1, 2006, by the Small Business Administration to Medallion Capital, Inc., accepted and agreed to by Medallion Capital, Inc. on March 8, 2006. Filed as Exhibit 4.1 to the Current Report on Form 8-K filed on March 9, 2006 (File No. 000-27812) and incorporated by reference herein.
l.**	Opinion of counsel and consent to its use.
m.	Not applicable.
n.1*	Consent of Weiser LLP, independent registered public accounting firm.
n.2*	Consent of Eisner LLP, independent registered public accounting firm.
n.3*	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
n.4*	Opinion of Weiser LLP, independent registered public accounting firm, regarding “Senior Securities” table contained herein.
o.	Not applicable.
p.	Not applicable.
q.	Not applicable.
r.*	Code of Ethical Conduct and Insider Trading Policy.

*	Filed herewith.
**	To be filed by amendment.

ITEM 26. MARKETING ARRANGEMENTS

The information contained under the heading “Plan of Distribution” on this Registration Statement is incorporated herein by reference and any information concerning any underwriters for a particular offering will be contained in the prospectus supplement related to that offering.

ITEM 27. OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION*

Commission registration fee		$12,500
NASDAQ Listing Fee			**
NASD filing fee			**
Accounting fees and expenses			**
Legal fees and expenses			**
Printing and engraving		100,000
Registrar and transfer agent’s fees			**
Miscellaneous fees and expenses			**

Total	$		**

*	Estimated for filing purposes.
**	To be filed by amendment.

All of the expenses set forth above shall be borne by us.

ITEM 28. PERSONS CONTROLLED BY OR UNDER COMMON CONTROL

Name	Percentage of Voting Securities Owned By Us	Jurisdiction of Organization
Medallion Funding Corp. (1)	100%	New York
Medallion Capital, Inc. (1)	100%	Minnesota
Medallion Business Credit, LLC (1)	100%	Delaware
Freshstart Venture Capital Corp. (1)	100%	New York
Medallion Bank (1)	100%	Utah
MedOreo Co., Inc. (1)	100%	New York
Generation Outdoor, Inc. (2)	100%	Delaware
Medallion Hamptons Holding LLC (2)	100%	Delaware

(1)	These subsidiaries are included in our Consolidated Financial Statements.
(2)	These subsidiaries are not included in our Consolidated Financial Statements because Securities and Exchange Commission regulations prohibit the consolidation of non-investment companies with investment companies.

ITEM 29. NUMBER OF HOLDERS OF SECURITIES

The following table sets forth the approximate number of record holders of our common stock as of August 1, 2006.

Title of Class	NUMBER OF RECORD HOLDERS
Common stock, $0.001 par value	116

ITEM 30. INDEMNIFICATION

Section 145 of the DGCL grants us the power to indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding, whether civil, criminal, administrative or investigative by reason of the fact that he is or was our director, officer, employee or agent, or is or was serving at our request as a director, officer, employee or agent of another corporation, partnership, joint venture, trust or other enterprise, against expenses (including attorneys’ fees), judgments, fines and amounts paid in settlement actually and reasonably incurred by him in connection with such action, suit or proceeding if he acted in good faith and in a manner he reasonably believed to be in or not opposed to our best interests, and, with respect to any criminal action or proceeding, had no reasonable cause to believe his conduct was unlawful, provided, however, no indemnification shall be made in connection with any proceeding brought by or in our right where the person involved is adjudged to be liable to us except to the extent approved by a court. Article TENTH of our certificate of incorporation as currently in effect provides that we shall, to the fullest extent permitted by the DGCL, as amended from time to time, indemnify each person who was or is a party or is threatened to be made a party to any threatened, pending or completed action, suit or proceeding by reason of the fact that he is or was, or has agreed to become, our director or officer, or is or was serving, or has agreed to serve, at our request, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise. The indemnification provided for in Article TENTH is expressly not exclusive of any other rights to which those seeking indemnification may be entitled under any law, agreement or vote of shareholders or disinterested directors or otherwise, and shall inure to the benefit of the heirs, executors and administrators of such persons. Article TENTH permits the board of directors to authorize the grant of indemnification rights to our other employees and agents and such rights may be equivalent to, or greater or less than, those set forth in Article TENTH.

Article V, Section 2 of our by-laws provides that we shall have the power to purchase and maintain insurance on behalf of any person who is or was our director, officer, employee or agent, or is or was serving at our request, as a director, officer or trustee of, or in a similar capacity with, another corporation, partnership, joint venture, trust or other enterprise, against any liability asserted against and incurred by such person in any such capacity.

Pursuant to Section 102(b)(7) of the DGCL, Article NINTH of our certificate of incorporation eliminates a director’s personal liability for monetary damages to us and its shareholders for breaches of fiduciary duty as a director, except to the extent that the elimination or limitation of liability is not then permitted under the DGCL.

Our by-laws and certificate of incorporation provide indemnification to the maximum extent permitted by Delaware law and the 1940 Act.

We have agreed to indemnify the Underwriters against certain liabilities, including liabilities under the Securities Act of 1933, or to contribute to payments that the Underwriters may be required to make in respect thereof.

Insofar as indemnification for liabilities arising under the Securities Act of 1933 may be permitted to our directors, officers and controlling persons pursuant to the provisions described above, or otherwise, we have been advised that in the opinion of the SEC such indemnification is against public policy as expressed in the Securities Act of 1933 and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by us of expenses incurred or paid by a director, officer or controlling person in the successful defense of an action, suit or proceeding) is asserted by a director, officer or controlling person in connection with the securities being registered, we will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act of 1933 and will be governed by the final adjudication of such issue.

ITEM 31. BUSINESS AND OTHER CONNECTIONS OF INVESTMENT ADVISER

Not Applicable.

ITEM 32. LOCATION OF ACCOUNTS AND RECORDS

We maintain at our principal office physical possession of each account, book, or other document required to be maintained by Section 31(a) of the 1940 Act as applicable, pursuant to Section 64 of the 1940 Act.

ITEM 33. MANAGEMENT SERVICES

Not Applicable.

ITEM 34. UNDERTAKINGS

1. We undertake to suspend the offering of the securities until the prospectus is amended if (1) subsequent to the effective date of its registration statement, the net asset value declines more than ten percent from its net asset value as of the effective date of the registration statement; or (2) the net asset value increases to an amount greater than the net proceeds as stated in the prospectus.

2. We undertake:

(a) to file, during any period in which offers or sales are being made, a post-effective amendment to this Registration Statement:

(i) to include any prospectus required by Section 10(a)(3) of the Securities Act of 1933;

(ii) to reflect in the prospectus any facts or events arising after the effective date of this Registration Statement (or the most recent post-effective amendment thereof) which, individually or in the aggregate, represent a fundamental change in the information set forth in this Registration Statement.; and

(iii) to include any material information with respect to the plan of distribution not previously disclosed in this Registration Statement or any material change to such information in the Registration Statement;

(b) that for the purpose of determining any liability under the Securities Act of 1933, each such post-effective amendment shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of those securities at that time shall be deemed to be the initial bona fide offering thereof; and

(c) to remove from registration by means of a post-effective amendment any of the securities being registered which remain unsold at the termination of the offering.

3. We undertake:

(a) that for the purpose of determining any liability under the Securities Act of 1933, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 497(h) under the Securities Act of 1933 shall be deemed to be part of this Registration Statement as of the time it was declared effective; and

(b) that for the purpose of determining any liability under the Securities Act of 1933, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of the securities at that time shall be deemed to be the initial bona fide offering thereof.

SIGNATURES

Pursuant to the requirements of the Securities Act of 1933, the Registrant has duly caused this Registration Statement on Form N-2 to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of New York, and the State of New York, on the 2nd day of August, 2006.

MEDALLION FINANCIAL CORP.

By:	/s/ ALVIN MURSTEIN
Chairman and Chief Executive Officer

POWER OF ATTORNEY

Each person whose signature appears below hereby constitutes and appoints Alvin Murstein, Andrew M. Murstein or Larry D. Hall his or her true and lawful attorney-in-fact and agent, with full power of substitution and resubstitution, for him or her and in his or her name, place and stead, in any and all capacities, to sign any and all amendments (including post-effective amendments) and supplements to this Registration Statement, and to file the same, with all exhibits thereto, and other documents in connection therewith, with the SEC, and hereby grants to such attorney-in-fact and agents full power and authority to do and perform each and every act and thing requisite and necessary to be done, as fully to all intents and purposes as he or she might or could do in person, hereby ratifying and confirming all that said attorney-in-fact and agents, or any of them, or their or his or her substitute or substitutes, may lawfully do or cause to be done by virtue hereof.

Pursuant to the requirements of the Securities Act of 1933, this registration statement has been signed by the following persons in the capacities and on the dates indicated.

Signatures	Title	Date

/s/ ALVIN MURSTEIN Alvin Murstein	Chairman of the Board of Directors and Chief Executive Officer (Principal Executive Officer)	August 2, 2006

/s/ LARRY D. HALL Larry D. Hall	Senior Vice President and Chief Financial Officer (Principal Financial and Accounting Officer)	August 2, 2006

/s/ ANDREW M. MURSTEIN Andrew M. Murstein	President and Director	August 2, 2006

/s/ HENRY L. AARON Henry L. Aaron	Director	August 2, 2006

/s/ MARIO M. CUOMO Mario M. Cuomo	Director	August 2, 2006

/s/ HENRY D. JACKSON Henry D. Jackson	Director	August 2, 2006

/s/ STANLEY KREITMAN Stanley Kreitman	Director	August 2, 2006

Signatures	Title	Date

/s/ FREDERICK A. MENOWITZ Frederick A. Menowitz	Director	August 2, 2006

/s/ DAVID L. RUDNICK David L. Rudnick	Director	August 2, 2006

/s/ LOWELL P. WEICKER, JR. Lowell P. Weicker, Jr.	Director	August 2, 2006

EXHIBIT INDEX

Number	Description
n.1	Consent of Weiser LLP, independent registered public accounting firm.
n.2	Consent of Eisner LLP, independent registered public accounting firm.
n.3	Consent of PricewaterhouseCoopers LLP, independent registered public accounting firm.
n.4	Opinion of Weiser LLP, independent registered public accounting firm, regarding “Senior Securities” table contained herein.
r.	Code of Ethical Conduct and Insider Trading Policy.